UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2010

*	This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund and MFS Moderate Allocation Fund. Another series of the Registrant with a fiscal year end of May 31, the MFS Global Bond Fund, commenced investment operations after the reporting period. The remaining series of the Registrant have a fiscal year end of July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

A report to shareholders for the MFS Global Bond Fund has not been included because this series of the Registrant commenced investment operations after the reporting period. Please see the note above.

MFS® Emerging Markets Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/10

FEM-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	4.1%
Petroleo Brasileiro S.A., ADR	2.4%
Infosys Technologies Ltd., ADR	2.4%
Vale S.A., ADR	2.4%
Public Bank Berhad	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.1%
China Construction Bank	2.0%
CNOOC Ltd.	1.9%
OAO Gazprom, ADR	1.8%
Teva Pharmaceutical Industries Ltd., ADR	1.7%

Equity sectors
Financial Services	23.0%
Technology	14.0%
Energy	12.6%
Utilities & Communications	10.4%
Basic Materials	10.1%
Retailing	6.5%
Special Products & Services	5.7%
Consumer Staples	5.0%
Leisure	3.9%
Health Care	3.7%
Autos & Housing	3.0%
Industrial Goods & Services	0.4%
Transportation	0.3%

Issuer country weightings
Brazil	14.9%
China	12.1%
India	10.2%
Taiwan	9.5%
South Africa	8.0%
South Korea	7.3%
Hong Kong	7.1%
Russia	6.0%
Mexico	5.7%
Other Countries	19.2%

Percentages are based on net assets as of 5/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2010, Class A shares of the MFS Emerging Markets Equity Fund (the “fund”) provided a total return of 23.57%, at net asset value. This compares with a return of 22.72% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries caused risky asset valuations to retrench considerably.

3

Management Review – continued

Contributors to Performance

Stock selection in the health care sector was the primary contributor to performance relative to the MSCI Emerging Markets Index. The fund’s holdings of pharmaceutical and personal care products company Genomma Lab Internacional (b) (Mexico) and dental plan provider Odontoprev (b)(h) (Brazil) aided relative results as both stocks outperformed the benchmark during the reporting period. Shares of Genomma rose as management revised its earnings and its net sales growth projection upward based upon higher-than-anticipated sales from acquisitions and a positive trend in Mexican and international operations. A joint venture with Grupo Télévisa to sell and distribute personal care products and medicine in the U.S. and Puerto Rico was also favorable for the stock’s performance.

Stock selection and an underweighted position in the utilities and communications sector bolstered relative returns. The fund’s underweighted position in poor-performing wireless communications company China Mobile (Hong Kong) was a key element in these results.

A combination of stock selection and an overweighted position in the retailing sector was another positive factor for relative performance. Holdings of export trading company Li & Fung (b) (Hong Kong) was among the fund’s top contributors during the reporting period. The stock price of Li & Fung, a major supplier of toys and clothing products to large discount retailers such as Wal-Mart and Target, climbed as the company gained re-orders from retailers, particularly the mid-tier and discount retailers. The company also signed a deal to source directly for Wal-Mart on a global basis.

Elsewhere, petrochemical products manufacturer LG Chem (h) (South Korea), technology consulting firm Infosys (India), automaker Astra International (Indonesia), auto parts company Hyundai Mobis (h) (South Korea), real estate consulting firm Brasil Brokers Participacoes (b) (Brazil), and Ayurvedic medicine manufacturer Dabur India Limited (b) (India) aided the fund’s performance relative to the benchmark.

Detractors from Performance

Stock selection in the energy sector dampened relative performance. The fund’s holdings of oil and gas exploration and production companies Petroleo Brasileiro (Brazil), LUKOIL (h) (Russia), Oil and Natural Gas Corp. (India), and Gazprom (Russia) were among the fund’s top detractors over the reporting period. Shares of Gazprom fell as investors appeared to have responded negatively to a report speculating that Gazprom’s dominant market share in the European natural gas market might narrow in the long term, based upon competitive pressures.

4

Management Review – continued

Stock selection in the technology sector also held back relative results. Holdings of semiconductor manufacturer Taiwan Semiconductor (Taiwan) detracted from relative returns as this stock underperformed the benchmark during the reporting period.

Stocks in other sectors that hurt relative performance included cement manufacturer Anhui Conch Cement (China), stock exchange Hong Kong Exchanges and Clearing (b) (Hong Kong), and tobacco company KT&G (South Korea). Not owning shares of strong-performing auto manufacturer Hyundai Motor Co. also hampered relative results.

The fund’s cash position was another detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective June 12, 2009, Robert Lau became a co-manager of the fund. Until April 7, 2010, the fund was co-managed by Nicholas Smithie.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	23.57%	10.53%	10.54%	N/A
B	10/24/95	22.68%	9.79%	9.87%	N/A
C	6/27/96	22.63%	9.79%	9.86%	N/A
I	1/02/97	23.90%	10.88%	10.97%	N/A
R1	10/01/08	22.63%	N/A	N/A	7.20%
R2	10/01/08	23.26%	N/A	N/A	7.74%
R3	10/01/08	23.59%	N/A	N/A	8.01%
R4	10/01/08	23.92%	N/A	N/A	8.29%
Comparative benchmark
MSCI Emerging Markets Index (f)		22.72%	14.00%	10.80%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		16.47%	9.23%	9.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		18.68%	9.52%	9.87%	N/A
C With CDSC (1% for 12 months) (x)		21.63%	9.79%	9.86%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period

7

Performance Summary – continued

end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2009 through May 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2009 through May 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	1.83%	$1,000.00	$996.97	$9.11
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
B	Actual	2.58%	$1,000.00	$992.90	$12.82
	Hypothetical (h)	2.58%	$1,000.00	$1,012.07	$12.94
C	Actual	2.58%	$1,000.00	$993.05	$12.82
	Hypothetical (h)	2.58%	$1,000.00	$1,012.07	$12.94
I	Actual	1.58%	$1,000.00	$998.06	$7.87
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
R1	Actual	2.58%	$1,000.00	$993.07	$12.82
	Hypothetical (h)	2.58%	$1,000.00	$1,012.07	$12.94
R2	Actual	2.08%	$1,000.00	$995.62	$10.35
	Hypothetical (h)	2.08%	$1,000.00	$1,014.56	$10.45
R3	Actual	1.83%	$1,000.00	$996.81	$9.11
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
R4	Actual	1.58%	$1,000.00	$998.33	$7.87
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)

Airlines - 0.3%
Copa Holdings S.A., “A”	29,830	$1,521,332

Alcoholic Beverages - 0.6%
Companhia de Bebidas das Americas, ADR	27,560	$2,655,130

Apparel Manufacturers - 2.3%
Cia.Hering S.A.	12,100	$273,724
Li & Fung Ltd.	1,288,000	5,591,082
Stella International Holdings	2,659,000	5,142,882

		$11,007,688
Automotive - 0.5%
PT Astra International Tbk.	522,500	$2,457,316

Broadcasting - 0.4%
Grupo Televisa S.A., ADR	112,890	$2,098,625

Brokerage & Asset Managers - 1.4%
BM&F Bovespa S.A.	295,400	$1,967,441
Bolsa Mexicana de Valores S.A. de C.V.	918,900	1,374,043
Hong Kong Exchanges & Clearing Ltd.	204,900	3,147,288

		$6,488,772
Business Services - 3.7%
Companhia Brasileira de Meios de Pagamento	164,010	$1,386,824
Infosys Technologies Ltd., ADR	196,900	11,327,657
Kroton Educacional S.A., IEU	260,443	2,130,735
LPS Brasil - Consultoria de Imoveis S.A.	44,100	537,554
Redecard S.A.	144,900	2,187,920

		$17,570,690
Cable TV - 1.5%
Naspers Ltd.	150,890	$5,931,266
Net Servicos de Comunicacao S.A., IPS (a)	126,600	1,289,461

		$7,220,727

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 0.4%
Totvs S.A.	27,100	$1,931,410

Computer Software - Systems - 2.9%
Acer, Inc.	2,173,000	$5,444,395
Hon Hai Precision Industry Co. Ltd.	1,541,300	6,002,247
NICE Systems Ltd., ADR (a)	79,970	2,384,705

		$13,831,347
Conglomerates - 1.3%
First Pacific Co. Ltd.	9,352,000	$6,065,396

Construction - 2.5%
Anhui Conch Cement Co. Ltd.	1,646,000	$5,369,413
Corporacion GEO S.A.B. de C.V., “B” (a)	511,660	1,452,088
Corporacion Moctezuma S.A. de C.V.	1,062,000	2,531,784
Duratex S.A.	145,444	1,245,807
Urbi Desarrollos Urbanos S.A. de C.V. (a)	751,210	1,474,250

		$12,073,342
Consumer Products - 2.1%
Dabur India Ltd.	1,435,220	$5,739,023
Hengan International Group Co. Ltd.	463,000	3,371,532
Kimberly-Clark de Mexico S.A. de C.V., “A”	174,090	950,636

		$10,061,191
Consumer Services - 0.7%
Anhanguera Educacional Participacoes S.A., IEU	228,800	$3,291,454

Electronics - 9.0%
Samsung Electronics Co. Ltd.	30,085	$19,422,353
Siliconware Precision Industries Co. Ltd.	5,455,000	6,074,382
Taiwan Semiconductor Manufacturing Co. Ltd.	5,380,695	10,131,931
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	707,799	6,901,040

		$42,529,706
Energy - Independent - 6.6%
China Shenhua Energy Co. Ltd.	1,101,000	$4,439,972
CNOOC Ltd.	5,523,000	8,838,048
Oil & Natural Gas Corp. Ltd.	250,882	6,318,450
PTT Exploration & Production Ltd.	564,500	2,430,944
Reliance Industries Ltd.	301,564	6,800,719
Turkiye Petrol Rafinerileri AS	144,322	2,639,897

		$31,468,030

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 5.7%
LUKOIL, ADR	151,160	$7,316,144
OAO Gazprom, ADR	404,610	8,355,197
Petroleo Brasileiro S.A., ADR	318,170	11,333,215

		$27,004,556
Food & Beverages - 1.5%
Grupo Continental S.A.	892,220	$2,311,601
Tiger Brands Ltd.	115,300	2,647,462
Tradewinds Berhad	2,318,000	2,025,540

		$6,984,603
Food & Drug Stores - 0.9%
Dairy Farm International Holdings Ltd.	239,400	$1,513,008
Shoprite Group PLC	259,521	2,648,028

		$4,161,036
Forest & Paper Products - 0.2%
Suzano Papel E Celulose S.A., IPS	119,850	$1,052,903

Gaming & Lodging - 2.0%
Genting Berhad	582,000	$1,213,429
Sands China Ltd. (a)	5,420,000	8,032,826

		$9,246,255
General Merchandise - 1.4%
Bim Birlesik Magazalar A.S.	146,019	$3,832,215
Massmart Holdings Ltd.	175,430	2,705,261

		$6,537,476
Insurance - 2.5%
China Life Insurance Co. Ltd.	1,525,000	$6,717,803
China Pacific Insurance Co. Ltd.	278,200	1,095,093
Samsung Fire & Marine Insurance Co. Ltd.	26,903	3,972,731

		$11,785,627
Internet - 0.2%
Universo Online S.A., IPS	166,600	$849,809

Machinery & Tools - 0.4%
Beml Ltd.	98,680	$2,065,650

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - 3.7%
Banco Santander Chile, ADR	29,550	$1,834,169
Bank of China Ltd.	12,879,000	6,417,667
Standard Chartered PLC	290,150	6,837,887
Standard Chartered PLC	99,170	2,358,412

		$17,448,135
Medical & Health Technology & Services - 1.3%
Diagnosticos da America S.A.	369,800	$3,045,710
Fleury S.A. (a)	325,200	3,178,345

		$6,224,055
Metals & Mining - 7.3%
Grupo Mexico S.A.B. de C.V., “B”	731,465	$1,757,964
Magnitogorsk Iron & Steel Works, GDR	237,500	2,498,500
Mining & Metallurgical Co. Norilsk Nickel, ADR	208,300	3,416,120
National Aluminum Co. Ltd.	216,434	1,940,507
Novolipetsk Steel, GDR	84,100	2,434,695
POSCO	6,951	2,729,477
Steel Authority of India Ltd.	1,636,740	7,289,697
Usinas Siderurgicas de Minas Gerais S.A., IPS	60,525	1,525,380
Vale S.A., ADR	412,470	11,215,059

		$34,807,399
Network & Telecom - 1.5%
High Tech Computer Corp.	514,413	$6,999,364

Oil Services - 0.3%
Tenaris S.A., ADR	41,290	$1,532,685

Other Banks & Diversified Financials - 13.4%
Banco Compartamos S.A.	243,100	$1,343,859
Banco Santander S.A., IEU	268,700	2,845,970
Bancolombia S.A., ADR	31,080	1,486,246
China Construction Bank	11,675,000	9,446,278
China Merchants Bank Co. Ltd.	315,502	748,803
Commercial International Bank, GDR	316,350	4,112,550
Credicorp Ltd.	18,650	1,646,609
CSU Cardsystem S.A.	734,440	3,145,440
Hana Financial Group, Inc.	180,880	4,702,520
Housing Development Finance Corp. Ltd.	114,181	6,870,192
Itau Unibanco Multiplo S.A., ADR	197,131	3,629,182
Komercni Banka A.S.	22,140	3,910,035

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
OTP Bank Ltd., GDR (a)	166,600	$2,030,854
Public Bank Berhad	45,352	159,076
Public Bank Berhad	2,990,000	10,506,025
Turkiye Garanti Bankasi A.S.	1,553,280	6,670,679

		$63,254,318
Pharmaceuticals - 2.4%
Genomma Lab Internacional S.A., “B” (a)	984,400	$3,101,085
Teva Pharmaceutical Industries Ltd., ADR	148,680	8,150,638

		$11,251,723
Precious Metals & Minerals - 1.6%
Anglo American Platinum Corp. Ltd. (a)	45,370	$4,551,798
Gold Fields Ltd.	217,380	3,055,515

		$7,607,313
Real Estate - 2.0%
Brasil Brokers Participacoes	569,300	$1,844,266
China Overseas Land & Investment Ltd.	1,878,000	3,704,675
Hang Lung Properties Ltd.	1,172,000	4,124,217

		$9,673,158
Specialty Chemicals - 1.0%
Formosa Plastics Corp.	1,721,000	$3,477,529
Mexichem S.A.B de C.V.	512,200	1,348,856

		$4,826,385
Specialty Stores - 1.9%
Foschini Ltd.	644,460	$5,612,225
Lewis Group Ltd.	418,914	3,227,250
Truworths International Ltd.	10	71

		$8,839,546
Telecommunications - Wireless - 5.6%
America Movil S.A.B. de C.V., “L”, ADR	148,430	$7,026,676
China Mobile Ltd.	427,500	4,046,382
Mobile TeleSystems OJSC, ADR	222,735	4,283,194
MTN Group Ltd.	518,330	7,299,899
Philippine Long Distance Telephone Co.	41,280	2,167,936
Vivo Participacoes S.A., ADR	67,310	1,838,909

		$26,662,996

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telephone Services - 2.1%
China Unicom Ltd., ADR	267,080	$3,239,680
Empresa Nacional de Telecomunicaciones S.A.	114,656	1,530,259
PT XL Axiata Tbk (a)	13,216,000	5,005,515

		$9,775,454
Tobacco - 0.8%
KT&G Corp.	74,171	$3,708,504

Utilities - Electric Power - 2.7%
AES Tiete S.A., IPS	69,000	$738,399
CPFL Energia S.A.	51,500	1,039,190
Eletropaulo Metropolitana S.A., IPS	119,740	2,024,978
Enersis S.A., ADR	63,500	1,196,975
Equatorial Energia S.A.	109,300	918,210
Manila Water Co., Inc.	6,089,000	2,006,856
Tanjong PLC	568,400	3,136,962
Tractebel Energia S.A.	136,300	1,544,671

		$12,606,241
Total Common Stocks (Identified Cost, $390,604,766)		$467,177,347

Money Market Funds (v) - 0.5%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	2,178,305	$2,178,305
Total Investments (Identified Cost, $392,783,071)		$469,355,652

Other Assets, Less Liabilities - 0.9%		4,354,938
Net Assets - 100.0%		$473,710,590

(a)	Non-income producing security.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $390,604,766)	$467,177,347
Underlying funds, at cost and value	2,178,305
Total investments, at value (identified cost, $392,783,071)	$469,355,652
Cash	49,949
Foreign currency, at value (identified cost, $82,188)	82,205
Receivables for
Investments sold	4,236,281
Fund shares sold	528,832
Interest and dividends	1,737,503
Other assets	3,867
Total assets	$475,994,289
Liabilities
Payables for
Investments purchased	$272,483
Fund shares reacquired	879,006
Payable to affiliates
Investment adviser	67,511
Shareholder servicing costs	228,982
Distribution and service fees	18,790
Administrative services fee	1,010
Payable for independent Trustees’ compensation	3,155
Deferred country tax expense payable	519,778
Accrued expenses and other liabilities	292,984
Total liabilities	$2,283,699
Net assets	$473,710,590
Net assets consist of
Paid-in capital	$490,702,642
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $519,778 deferred country tax)	76,044,727
Accumulated net realized gain (loss) on investments and foreign currency transactions	(94,879,846)
Undistributed net investment income	1,843,067
Net assets	$473,710,590
Shares of beneficial interest outstanding	17,861,814

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$224,420,480	8,492,054	$26.43
Class B	26,516,944	1,061,390	24.98
Class C	54,194,043	2,218,918	24.42
Class I	161,500,074	5,819,232	27.75
Class R1	143,972	5,883	24.47
Class R2	250,590	10,169	24.64
Class R3	5,260,748	200,193	26.28
Class R4	1,423,739	53,975	26.38

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.04 [100 / 94.25 x $26.43]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$13,062,499
Interest	1,135
Dividends from underlying funds	9,096
Foreign taxes withheld	(1,100,411)
Total investment income	$11,972,319
Expenses
Management fee	$5,009,896
Distribution and service fees	1,379,413
Shareholder servicing costs	1,405,915
Administrative services fee	82,875
Independent Trustees’ compensation	17,295
Custodian fee	749,777
Shareholder communications	67,423
Auditing fees	84,209
Legal fees	9,516
Miscellaneous	157,141
Total expenses	$8,963,460
Fees paid indirectly	(91)
Reduction of expenses by investment adviser	(2,569)
Net expenses	$8,960,800
Net investment income	$3,011,519
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $458,974 country tax)	$53,363,882
Foreign currency transactions	(512,663)
Net realized gain (loss) on investments and foreign currency transactions	$52,851,219
Change in unrealized appreciation (depreciation)
Investments (net of $97,106 increase in deferred country tax)	$39,725,797
Translation of assets and liabilities in foreign currencies	(59,302)
Net unrealized gain (loss) on investments and foreign currency translation	$39,666,495
Net realized and unrealized gain (loss) on investments and foreign currency	$92,517,714
Change in net assets from operations	$95,529,233

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2010	2009
Change in net assets
From operations
Net investment income	$3,011,519	$5,871,019
Net realized gain (loss) on investments and foreign currency transactions	52,851,219	(148,104,235)
Net unrealized gain (loss) on investments and foreign currency translation	39,666,495	(144,252,859)
Change in net assets from operations	$95,529,233	$(286,486,075)
Distributions declared to shareholders
From net investment income	$(5,454,137)	$(4,048,925)
From net realized gain on investments	—	(42,142,666)
Total distributions declared to shareholders	$(5,454,137)	$(46,191,591)
Change in net assets from fund share transactions	$(18,070,526)	$17,602,701
Total change in net assets	$72,004,570	$(315,074,965)
Net assets
At beginning of period	401,706,020	716,780,985
At end of period (including undistributed net investment income of $1,843,067 and $5,257,322, respectively)	$473,710,590	$401,706,020

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$21.63	$43.48	$40.40	$32.38	$25.12
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.36	$0.54	$0.49	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	4.93	(19.10)	8.19	10.36	9.12
Total from investment operations	$5.10	$(18.74)	$8.73	$10.85	$9.56
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.28)	$(0.37)	$(0.61)	$(0.17)
From net realized gain on investments	—	(2.83)	(5.28)	(2.22)	(2.13)
Total distributions declared to shareholders	$(0.30)	$(3.11)	$(5.65)	$(2.83)	$(2.30)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$26.43	$21.63	$43.48	$40.40	$32.38
Total return (%) (r)(s)(t)	23.57	(41.16)	21.41	34.65	38.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.98	1.79	1.81	1.78
Expenses after expense reductions (f)	1.84	1.98	1.79	1.80	1.78
Net investment income	0.67	1.51	1.24	1.37	1.41
Portfolio turnover	66	93	99	91	58
Net assets at end of period (000 omitted)	$224,420	$192,040	$385,378	$285,924	$192,718

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.46	$41.43	$38.70	$31.10	$24.22
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.19	$0.24	$0.27	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	4.66	(18.21)	7.83	9.91	8.81
Total from investment operations	$4.64	$(18.02)	$8.07	$10.18	$9.03
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)	$(0.06)	$(0.36)	$(0.02)
From net realized gain on investments	—	(2.83)	(5.28)	(2.22)	(2.13)
Total distributions declared to shareholders	$(0.12)	$(2.95)	$(5.34)	$(2.58)	$(2.15)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$24.98	$20.46	$41.43	$38.70	$31.10
Total return (%) (r)(s)(t)	22.68	(41.58)	20.62	33.77	37.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.59	2.63	2.43	2.45	2.43
Expenses after expense reductions (f)	2.59	2.63	2.43	2.45	2.43
Net investment income (loss)	(0.09)	0.83	0.57	0.78	0.74
Portfolio turnover	66	93	99	91	58
Net assets at end of period (000 omitted)	$26,517	$24,169	$62,039	$63,450	$65,700

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.05	$40.75	$38.18	$30.77	$24.05
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.19	$0.24	$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	4.56	(17.92)	7.74	9.81	8.69
Total from investment operations	$4.54	$(17.73)	$7.98	$10.06	$8.94
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.13)	$(0.43)	$(0.09)
From net realized gain on investments	—	(2.83)	(5.28)	(2.22)	(2.13)
Total distributions declared to shareholders	$(0.17)	$(2.97)	$(5.41)	$(2.65)	$(2.22)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$24.42	$20.05	$40.75	$38.18	$30.77
Total return (%) (r)(s)(t)	22.63	(41.55)	20.64	33.78	37.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.59	2.64	2.44	2.45	2.44
Expenses after expense reductions (f)	2.59	2.64	2.44	2.45	2.44
Net investment income (loss)	(0.08)	0.85	0.58	0.73	0.82
Portfolio turnover	66	93	99	91	58
Net assets at end of period (000 omitted)	$54,194	$38,066	$87,958	$71,895	$52,604

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$22.70	$45.33	$41.89	$33.46	$25.87
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.45	$0.72	$0.64	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	5.18	(19.90)	8.51	10.73	9.40
Total from investment operations	$5.43	$(19.45)	$9.23	$11.37	$9.96
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.35)	$(0.51)	$(0.72)	$(0.24)
From net realized gain on investments	—	(2.83)	(5.28)	(2.22)	(2.13)
Total distributions declared to shareholders	$(0.38)	$(3.18)	$(5.79)	$(2.94)	$(2.37)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$27.75	$22.70	$45.33	$41.89	$33.46
Total return (%) (r)(s)	23.90	(41.00)	21.86	35.14	39.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.66	1.43	1.46	1.43
Expenses after expense reductions (f)	1.59	1.66	1.43	1.45	1.43
Net investment income	0.93	1.88	1.58	1.72	1.76
Portfolio turnover	66	93	99	91	58
Net assets at end of period (000 omitted)	$161,500	$142,484	$181,405	$157,372	$96,643

See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$20.18	$26.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	4.58	(3.15	)(g)
Total from investment operations	$4.57	$(3.08)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.35)
From net realized gain on investments	—	(2.83)
Total distributions declared to shareholders	$(0.28)	$(3.18)
Net asset value, end of period	$24.47	$20.18
Total return (%) (r)(s)	22.63	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.59	2.79	(a)
Expenses after expense reductions (f)	2.59	2.79	(a)
Net investment income (loss)	(0.03)	0.65	(a)
Portfolio turnover	66	93
Net assets at end of period (000 omitted)	$144	$92

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 5/31
	2010	2009(i)
Net asset value, beginning of period	$20.25	$26.44
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	4.57	(3.14	)(g)
Total from investment operations	$4.71	$(3.01)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.35)
From net realized gain on investments	—	(2.83)
Total distributions declared to shareholders	$(0.32)	$(3.18)
Net asset value, end of period	$24.64	$20.25
Total return (%) (r)(s)	23.26	(8.14	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.29(a	)
Expenses after expense reductions (f)	2.09	2.29(a	)
Net investment income	0.58	1.18(a	)
Portfolio turnover	66	93
Net assets at end of period (000 omitted)	$251	$101

See notes to financial statements

25

Financial Highlights – continued

Class R3	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$21.55	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	4.93	(3.27	)(g)
Total from investment operations	$5.09	$(3.09)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)
From net realized gain on investments	—	(2.83)
Total distributions declared to shareholders	$(0.36)	$(3.18)
Net asset value, end of period	$26.28	$21.55
Total return (%) (r)(s)	23.59	(8.01	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	2.02	(a)
Expenses after expense reductions (f)	1.84	2.02	(a)
Net investment income	0.63	1.59	(a)
Portfolio turnover	66	93
Net assets at end of period (000 omitted)	$5,261	$4,553

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$21.59	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	4.91	(3.27	)(g)
Total from investment operations	$5.17	$(3.05)
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.35)
From net realized gain on investments	—	(2.83)
Total distributions declared to shareholders	$(0.38)	$(3.18)
Net asset value, end of period	$26.38	$21.59
Total return (%) (r)(s)	23.92	(7.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.80	(a)
Expenses after expense reductions (f)	1.58	1.80	(a)
Net investment income	0.98	1.84	(a)
Portfolio turnover	66	93
Net assets at end of period (000 omitted)	$1,424	$202

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 1, 2008 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

28

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases,

29

Notes to Financial Statements – continued

the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$467,177,347	$—	$—	$467,177,347
Mutual Funds	2,178,305	—	—	2,178,305
Total Investments	$469,355,652	$—	$—	$469,355,652

For further information regarding security characteristics, see the Portfolio of Investments.

Of the Level 1 investments presented above, equity investments amounting to $158,346,164 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

30

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended May 31, 2010, the fund did not invest in any derivative instruments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

31

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/10	5/31/09
Ordinary income (including any short-term capital gains)	$5,454,137	$4,056,812
Long-term capital gain	—	42,134,779
Total distributions	$5,454,137	$46,191,591

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/10
Cost of investments	$406,312,181
Gross appreciation	84,855,154
Gross depreciation	(21,811,683)
Net unrealized appreciation (depreciation)	$63,043,471

Undistributed ordinary income	2,010,757
Capital loss carryforwards	(81,350,736)
Other temporary differences	(695,544)

32

Notes to Financial Statements – continued

As of May 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(59,875,125)
5/31/18	(21,475,611)
Total	$(81,350,736)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/10	Year ended 5/31/09 (i)	Year ended 5/31/10	Year ended 5/31/09 (i)
Class A	$2,650,427	$2,136,909	$—	$21,631,889
Class B	141,258	142,718	—	3,242,896
Class C	357,126	240,862	—	4,808,358
Class I	2,207,264	1,455,240	—	11,862,849
Class R1	1,358	1,313	—	10,700
Class R2	1,461	1,313	—	10,700
Class R3	81,249	69,273	—	564,704
Class R4	13,994	1,297	—	10,570
Total	$5,454,137	$4,048,925	$—	$42,142,666

(i)	For the period from the class’ inception, October 1, 2008 (Class R1, R2, R3 and R4) through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended May 31, 2010 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

33

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $80,179 for the year ended May 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$575,718
Class B	0.75%	0.25%	1.00%	1.00%	281,371
Class C	0.75%	0.25%	1.00%	1.00%	506,041
Class R1	0.75%	0.25%	1.00%	1.00%	1,204
Class R2	0.25%	0.25%	0.50%	0.50%	810
Class R3	—	0.25%	0.25%	0.25%	14,269
Total Distribution and Service Fees					$1,379,413

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2010 based on each class’ average daily net assets.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2010, were as follows:

Amount
Class A	$2,146
Class B	34,257
Class C	3,456

34

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2010, the fee was $296,810, which equated to 0.0622% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $476,651.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2010, these costs for the fund amounted to $632,454 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2010 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The

35

Notes to Financial Statements – continued

DB Plan resulted in a pension expense of $259 and is included in independent Trustees’ compensation for the year ended May 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,107 at May 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,860 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,569, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $307,045,367 and $328,829,267, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

36

Notes to Financial Statements – continued

	Year ended 5/31/10		Year ended 5/31/09 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,793,895	$96,989,102	3,445,305	$76,308,801
Class B	338,640	8,277,153	192,923	4,175,322
Class C	755,333	18,025,565	437,701	8,752,710
Class I	736,891	19,614,188	3,060,530	56,762,756
Class R1	1,301	32,894	3,788	100,107
Class R2	5,595	137,308	4,240	106,822
Class R3	172,531	4,348,146	297,339	5,288,891
Class R4	60,967	1,638,471	8,692	193,884
	5,865,153	$149,062,827	7,450,518	$151,689,293
Shares issued to shareholders in reinvestment of distributions
Class A	87,696	$2,327,447	1,168,162	$19,858,754
Class B	5,166	130,035	191,289	3,087,403
Class C	10,975	270,088	224,465	3,548,795
Class I	73,784	2,054,143	665,579	11,867,276
Class R1	55	1,358	755	12,013
Class R2	59	1,461	754	12,013
Class R3	3,079	81,249	37,425	633,977
Class R4	529	13,994	700	11,867
	181,343	$4,879,775	2,289,129	$39,032,098
Shares reacquired
Class A	(4,269,238)	$(111,177,475)	(4,596,114)	$(106,076,423)
Class B	(463,415)	(11,362,313)	(700,684)	(16,155,722)
Class C	(446,009)	(10,763,890)	(921,805)	(20,164,767)
Class I	(1,266,958)	(33,444,854)	(1,452,853)	(28,616,356)
Class R1	(16)	(446)	—	—
Class R2	(479)	(12,165)	—	—
Class R3	(186,686)	(4,780,851)	(123,495)	(2,104,715)
Class R4	(16,865)	(471,134)	(48)	(707)
	(6,649,666)	$(172,013,128)	(7,794,999)	$(173,118,690)
Net change
Class A	(387,647)	$(11,860,926)	17,353	$(9,908,868)
Class B	(119,609)	(2,955,125)	(316,472)	(8,892,997)
Class C	320,299	7,531,763	(259,639)	(7,863,262)
Class I	(456,283)	(11,776,523)	2,273,256	40,013,676
Class R1	1,340	33,806	4,543	112,120
Class R2	5,175	126,604	4,994	118,835
Class R3	(11,076)	(351,456)	211,269	3,818,153
Class R4	44,631	1,181,331	9,344	205,044
	(603,170)	$(18,070,526)	1,944,648	$17,602,701

(i)	For the period from the class’ inception, October 1, 2008 (Class R1, R2, R3 and R4) through the stated period end.

37

Notes to Financial Statements – continued

Class W shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 21%, 5% and 4% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2010, the fund’s commitment fee and interest expense were $6,532 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,191,831	143,511,002	(144,524,528)	2,178,305

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,096	$2,178,305

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Equity Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 19, 2010

39

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	8,456,874,999.668	114,712,117.056
Lawrence H. Cohn, M.D.	8,444,376,696.252	127,210,420.472
Maureen R. Goldfarb	8,460,199,495.629	111,387,621.095
David H. Gunning	8,457,576,247.254	114,010,869.470
William R. Gutow	8,455,357,487.045	116,229,629.680
Michael Hegarty	8,459,489,245.507	112,097,871.217
John P. Kavanaugh	8,458,820,402.042	112,766,714.682
Robert J. Manning	8,459,911,262.851	111,675,853.874
Robert C. Pozen	8,455,503,005.589	116,084,111.136
J. Dale Sherratt	8,450,242,918.036	121,344,198.689
Laurie J. Thomsen	8,465,182,679.794	106,404,436.931
Robert W. Uek	8,455,965,138.158	115,621,978.567

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

45

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

Jose Luis Garcia

Robert Lau

State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2009 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

47

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $13,063,634. The fund intends to pass through foreign tax credits of $1,587,541 for the fiscal year.

48

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
Shareholders	30 Dan Road Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® International DiversificationSM Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/10

MDI-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research International Fund	34.9%
MFS International Value Fund	25.0%
MFS International Growth Fund	24.9%
MFS International New Discovery Fund	10.0%
MFS Emerging Markets Equity Fund	5.1%
Cash & Other Net Assets	0.1%

Percentages are based on net assets as of 5/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2010, Class A shares of the MFS International Diversification Fund (the “fund”) provided a total return of 10.61%, at net asset value. This compares with a return of 11.08% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries caused risky asset valuations to retrench considerably.

3

Management Review – continued

Detractors from Performance

The fund’s investments in the MFS Research International Fund and MFS International Value Fund were the principal detractors from performance relative to the MSCI All Country World (ex-US) Index as both funds underperformed the benchmark over the reporting period.

Contributors to Performance

The fund’s investments in the MFS International New Discovery Fund, MFS Emerging Markets Equity Fund, and MFS International Growth Fund aided relative performance as these funds outperformed the benchmark over the reporting period. Emerging markets led global growth due to healthier banking systems, relatively strong economies, exports to developed countries, and the strength of their own domestic demand.

Respectfully,

Thomas Melendez

Portfolio Manager

Note to Shareholders: In June 2010, the Board of Trustees of the fund approved revisions to the underlying fund target weightings of the fund to increase the target weighting of the MFS Emerging Markets Equity Fund from 5% to 10% and to decrease the target weighting of the MFS Research International Fund from 35% to 30%. The transition to the revised underlying fund target allocations will begin on or about August 15, 2010, and is expected to be completed by September 15, 2010.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	9/30/04	10.61%	4.47%	6.13%
B	9/30/04	9.80%	3.77%	5.43%
C	9/30/04	9.81%	3.78%	5.42%
I	9/30/04	10.96%	4.81%	6.48%
R1	4/01/05	9.86%	3.72%	3.12%
R2	9/30/04	10.43%	4.22%	5.85%
R3	4/01/05	10.66%	4.47%	3.86%
R4	4/01/05	10.89%	4.74%	4.13%
529A	9/30/04	10.53%	4.29%	5.92%
529B	9/30/04	9.76%	3.59%	5.22%
529C	9/30/04	9.65%	3.60%	5.24%
Comparative benchmark
MSCI All Country World (ex-US) Index (f)		11.08%	4.49%	6.42%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		4.25%	3.24%	5.03%
B With CDSC (Declining over six years from 4% to 0%) (x)		5.80%	3.44%	5.29%
C With CDSC (1% for 12 months) (x)		8.81%	3.78%	5.42%
529A With Initial Sales Charge (5.75%)		4.17%	3.06%	4.82%
529B With CDSC (Declining over six years from 4% to 0%) (x)		5.76%	3.25%	5.08%
529C With CDSC (1% for 12 months) (x)		8.65%	3.60%	5.24%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: Factset Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of Class A. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2009 through May 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2009 through May 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Expense Table – continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	0.29%	$1,000.00	$921.47	$1.39
	Hypothetical (h)	0.29%	$1,000.00	$1,023.49	$1.46
B	Actual	1.04%	$1,000.00	$918.42	$4.97
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
C	Actual	1.04%	$1,000.00	$918.19	$4.97
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
I	Actual	0.04%	$1,000.00	$923.03	$0.19
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
R1	Actual	1.04%	$1,000.00	$918.95	$4.98
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
R2	Actual	0.54%	$1,000.00	$921.32	$2.59
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72
R3	Actual	0.29%	$1,000.00	$922.15	$1.39
	Hypothetical (h)	0.29%	$1,000.00	$1,023.49	$1.46
R4	Actual	0.04%	$1,000.00	$923.61	$0.19
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
529A	Actual	0.39%	$1,000.00	$921.55	$1.87
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	1.14%	$1,000.00	$918.66	$5.45
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$917.97	$5.45
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Emerging Markets Equity Fund - Class I	3,441,312	$95,496,411
MFS International Growth Fund - Class I	22,306,852	470,674,582
MFS International New Discovery Fund - Class I	10,633,369	188,742,301
MFS International Value Fund - Class I	21,866,404	471,439,659
MFS Research International Fund - Class I	51,705,030	659,239,137
Total Mutual Funds (Identified Cost, $2,362,034,744)		$1,885,592,090

Short-Term Obligations (y) - 0.1%
Bank of America Corp., 0.22%, due 6/01/10 at Amortized Cost and Value	$1,996,000	$1,996,000
Total Investments (Identified Cost, $2,364,030,744)		$1,887,588,090

Other Assets, Less Liabilities - 0.0%		675,215
Net Assets - 100.0%		$1,888,263,305

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Underlying funds, at value (identified cost, $2,362,034,744)	$1,885,592,090
Short-term obligations, at amortized cost and value	1,996,000
Total investments, at value (identified cost, $2,364,030,744)	$1,887,588,090
Cash	949
Receivables for fund shares sold	18,878,017
Other assets	13,364
Total assets	$1,906,480,420
Liabilities
Payables for
Investments purchased	$13,100,061
Fund shares reacquired	4,886,983
Payable to affiliates
Distribution and service fees	111,646
Administrative services fee	240
Program manager fee	54
Payable for independent Trustees’ compensation	181
Accrued expenses and other liabilities	117,950
Total liabilities	$18,217,115
Net assets	$1,888,263,305
Net assets consist of
Paid-in capital	$2,571,326,032
Unrealized appreciation (depreciation) on investments	(476,442,654)
Accumulated net realized gain (loss) on investments	(221,130,603)
Undistributed net investment income	14,510,530
Net assets	$1,888,263,305
Shares of beneficial interest outstanding	173,336,263

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,220,581,890	111,532,072	$10.94
Class B	106,783,133	9,912,432	10.77
Class C	378,246,242	35,204,628	10.74
Class I	111,906,273	10,161,158	11.01
Class R1	5,569,493	524,083	10.63
Class R2	27,454,532	2,540,354	10.81
Class R3	31,629,756	2,901,285	10.90
Class R4	2,148,464	195,712	10.98
Class 529A	2,198,921	202,094	10.88
Class 529B	436,926	40,463	10.80
Class 529C	1,307,675	121,982	10.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A and 529A, for which the maximum offering prices per share were $11.61 [100 / 94.25 x $10.94] and $11.54 [100 / 94.25 x $10.88] , respectively. On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Dividends from underlying funds	$23,738,883
Interest	5,337
Total investment income	$23,744,220
Expenses
Distribution and service fees	$8,397,411
Program manager fees	3,284
Administrative services fee	17,500
Independent Trustees’ compensation	44,538
Custodian fee	130,793
Shareholder communications	232,025
Auditing fees	45,035
Legal fees	35,200
Miscellaneous	313,861
Total expenses	$9,219,647
Reduction of expenses by investment adviser	(9,919)
Net expenses	$9,209,728
Net investment income	$14,534,492
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis) Investment transactions from underlying funds	$(11,212,093)
Change in unrealized appreciation (depreciation) Investments	$144,975,458
Net realized and unrealized gain (loss) on investments	$133,763,365
Change in net assets from operations	$148,297,857

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2010	2009
Change in net assets
From operations
Net investment income	$14,534,492	$21,400,801
Net realized gain (loss) on investments	(11,212,093)	(200,778,657)
Net unrealized gain (loss) on investments	144,975,458	(809,102,546)
Change in net assets from operations	$148,297,857	$(988,480,402)
Distributions declared to shareholders
From net investment income	$(23,560,164)	$(107,695)
From net realized gain on investments	—	(53,642,375)
Total distributions declared to shareholders	$(23,560,164)	$(53,750,070)
Change in net assets from fund share transactions	$236,511,221	$(228,247,358)
Total change in net assets	$361,248,914	$(1,270,477,830)
Net assets
At beginning of period	1,527,014,391	2,797,492,221
At end of period (including undistributed net investment income of $14,510,530 and $23,536,202, respectively)	$1,888,263,305	$1,527,014,391

See Notes to Financial Statements

13

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$10.03	$15.76		$17.05	$14.28	$11.18
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.15		$0.16	$0.15	$0.04
Net realized and unrealized gain (loss) on investments	0.97	(5.54)		0.34	3.46	3.44
Total from investment operations	$1.08	$(5.39)		$0.50	$3.61	$3.48
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.00	)(w)	$(0.76)	$(0.51)	$(0.32)
From net realized gain on investments	—	(0.34)		(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.17)	$(0.34)		$(1.79)	$(0.84)	$(0.38)
Net asset value, end of period	$10.94	$10.03		$15.76	$17.05	$14.28
Total return (%) (r)(s)(t)	10.61	(33.90)		2.85	25.87	31.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.37		0.39	0.48	0.52
Expenses after expense reductions (f)(h)(z)	0.29	0.37		0.39	0.43	0.35
Net investment income	0.99	1.46		1.01	0.96	0.34
Portfolio turnover	1	8		4	2	1
Net assets at end of period (000 omitted)	$1,220,582	$976,543		$1,682,289	$1,368,870	$588,469

See Notes to Financial Statements

14

Financial Highlights – continued

Class B	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.87	$15.62	$16.92	$14.18	$11.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.08	$0.06	$0.05	$(0.04)
Net realized and unrealized gain (loss) on investments	0.94	(5.49)	0.32	3.45	3.42
Total from investment operations	$0.97	$(5.41)	$0.38	$3.50	$3.38
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$(0.65)	$(0.43)	$(0.28)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.07)	$(0.34)	$(1.68)	$(0.76)	$(0.34)
Net asset value, end of period	$10.77	$9.87	$15.62	$16.92	$14.18
Total return (%) (r)(s)(t)	9.80	(34.34)	2.14	25.16	30.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.04	1.12	1.17
Expenses after expense reductions (f)(h)(z)	1.04	1.04	1.04	1.07	1.00
Net investment income (loss)	0.24	0.78	0.36	0.32	(0.30)
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$106,783	$110,057	$232,950	$235,926	$149,728

See Notes to Financial Statements

15

Financial Highlights – continued

Class C	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.85	$15.59	$16.90	$14.17	$11.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.08	$0.06	$0.05	$(0.04)
Net realized and unrealized gain (loss) on investments	0.94	(5.48)	0.32	3.44	3.42
Total from investment operations	$0.97	$(5.40)	$0.38	$3.49	$3.38
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.66)	$(0.43)	$(0.28)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.08)	$(0.34)	$(1.69)	$(0.76)	$(0.34)
Net asset value, end of period	$10.74	$9.85	$15.59	$16.90	$14.17
Total return (%) (r)(s)(t)	9.81	(34.34)	2.13	25.15	30.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.04	1.12	1.17
Expenses after expense reductions (f)(h)(z)	1.04	1.04	1.04	1.07	1.00
Net investment income (loss)	0.25	0.76	0.37	0.31	(0.31)
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$378,246	$349,134	$728,813	$664,046	$374,652
See Notes to Financial Statements

16

Financial Highlights – continued

Class I	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.09	$15.84	$17.13	$14.32	$11.20
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.19	$0.22	$0.21	$0.07
Net realized and unrealized gain (loss) on investments	0.99	(5.58)	0.33	3.48	3.46
Total from investment operations	$1.13	$(5.39)	$0.55	$3.69	$3.53
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.02)	$(0.81)	$(0.55)	$(0.35)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(1.84)	$(0.88)	$(0.41)
Net asset value, end of period	$11.01	$10.09	$15.84	$17.13	$14.32
Total return (%) (r)(s)	10.96	(33.69)	3.16	26.37	31.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.04	0.04	0.12	0.17
Expenses after expense reductions (f)(h)(z)	0.04	0.04	0.04	0.07	0.00
Net investment income	1.23	1.78	1.33	1.34	0.53
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$111,906	$36,608	$65,812	$65,697	$33,556

See Notes to Financial Statements

17

Financial Highlights – continued

Class R1	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.77	$15.47	$16.82	$14.14	$11.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.09	$0.05	$0.03	$(0.06)
Net realized and unrealized gain (loss) on investments	0.94	(5.45)	0.32	3.43	3.42
Total from investment operations	$0.97	$(5.36)	$0.37	$3.46	$3.36
Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$(0.69)	$(0.45)	$(0.30)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.11)	$(0.34)	$(1.72)	$(0.78)	$(0.36)
Net asset value, end of period	$10.63	$9.77	$15.47	$16.82	$14.14
Total return (%) (r)(s)	9.86	(34.35)	2.07	25.01	30.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.04	1.11	1.30	1.37
Expenses after expense reductions (f)(h)(z)	1.04	1.04	1.11	1.18	1.11
Net investment income (loss)	0.25	0.90	0.34	0.22	(0.48)
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$5,569	$4,254	$6,218	$3,424	$801

See Notes to Financial Statements

18

Financial Highlights – continued

Class R2	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.92	$15.62	$16.92	$14.21	$11.16
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.13	$0.11	$0.09	$0.00 (w)
Net realized and unrealized gain (loss) on investments	0.97	(5.49)	0.34	3.45	3.43
Total from investment operations	$1.05	$(5.36)	$0.45	$3.54	$3.43
Less distributions declared to shareholders
From net investment income	$(0.16)	$—	$(0.72)	$(0.50)	$(0.32)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.16)	$(0.34)	$(1.75)	$(0.83)	$(0.38)
Net asset value, end of period	$10.81	$9.92	$15.62	$16.92	$14.21
Total return (%) (r)(s)	10.43	(34.02)	2.56	25.51	31.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.54	0.54	0.63	0.85	0.92
Expenses after expense reductions (f)(h)(z)	0.54	0.54	0.63	0.74	0.66
Net investment income	0.74	1.29	0.69	0.55	0.02
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$27,455	$22,147	$34,961	$20,847	$2,938

See Notes to Financial Statements

19

Financial Highlights – continued

Class R3	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.00	$15.71	$17.01	$14.25	$11.18
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.16	$0.17	$0.15	$0.04
Net realized and unrealized gain (loss) on investments	0.96	(5.52)	0.32	3.45	3.43
Total from investment operations	$1.08	$(5.36)	$0.49	$3.60	$3.47
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.01)	$(0.76)	$(0.51)	$(0.34)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.18)	$(0.35)	$(1.79)	$(0.84)	$(0.40)
Net asset value, end of period	$10.90	$10.00	$15.71	$17.01	$14.25
Total return (%) (r)(s)	10.66	(33.84)	2.78	25.89	31.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.29	0.38	0.53	0.57
Expenses after expense reductions (f)(h)(z)	0.29	0.29	0.38	0.48	0.40
Net investment income	1.04	1.57	1.07	0.97	0.31
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$31,630	$25,086	$40,386	$34,260	$9,492

See Notes to Financial Statements

20

Financial Highlights – continued

Class R4	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.07	$15.80	$17.09	$14.30	$11.19
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.10	$0.16	$0.20	$0.08
Net realized and unrealized gain (loss) on investments	0.96	(5.47)	0.37	3.46	3.43
Total from investment operations	$1.12	$(5.37)	$0.53	$3.66	$3.51
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.02)	$(0.79)	$(0.54)	$(0.34)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(1.82)	$(0.87)	$(0.40)
Net asset value, end of period	$10.98	$10.07	$15.80	$17.09	$14.30
Total return (%) (r)(s)	10.89	(33.65)	3.03	26.21	31.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.04	0.11	0.23	0.27
Expenses after expense reductions (f)(h)(z)	0.04	0.04	0.10	0.18	0.10
Net investment income	1.37	0.81	1.10	1.24	0.63
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$2,148	$699	$2,160	$1,451	$64

See Notes to Financial Statements

21

Financial Highlights – continued

Class 529A	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.98	$15.69	$17.00	$14.25	$11.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.15	$0.12	$0.10	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	0.97	(5.52)	0.33	3.47	3.44
Total from investment operations	$1.07	$(5.37)	$0.45	$3.57	$3.44
Less distributions declared to shareholders
From net investment income	$(0.17)	$—	$(0.73)	$(0.49)	$(0.29)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.17)	$(0.34)	$(1.76)	$(0.82)	$(0.35)
Net asset value, end of period	$10.88	$9.98	$15.69	$17.00	$14.25
Total return (%) (r)(s)(t)	10.53	(33.93)	2.55	25.60	31.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.47	0.61	0.73	0.77
Expenses after expense reductions (f)(h)(z)	0.39	0.47	0.61	0.68	0.60
Net investment income (loss)	0.84	1.43	0.76	0.65	(0.01)
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$2,199	$1,394	$2,033	$1,479	$550

See Notes to Financial Statements

22

Financial Highlights – continued

Class 529B	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.91	$15.70	$17.01	$14.27	$11.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.08	$0.02	$0.00 (w)	$(0.08)
Net realized and unrealized gain (loss) on investments	0.97	(5.53)	0.33	3.47	3.43
Total from investment operations	$0.98	$(5.45)	$0.35	$3.47	$3.35
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.63)	$(0.40)	$(0.15)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.09)	$(0.34)	$(1.66)	$(0.73)	$(0.21)
Net asset value, end of period	$10.80	$9.91	$15.70	$17.01	$14.27
Total return (%) (r)(s)(t)	9.76	(34.42)	1.91	24.83	30.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.27	1.37	1.42
Expenses after expense reductions (f)(h)(z)	1.14	1.14	1.27	1.32	1.25
Net investment income (loss)	0.12	0.81	0.11	0.01	(0.63)
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$437	$331	$603	$488	$257

See Notes to Financial Statements

23

Financial Highlights – continued

Class 529C	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.87	$15.63	$16.92	$14.21	$11.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.07	$0.03	$0.00 (w)	$(0.08)
Net realized and unrealized gain (loss) on investments	0.94	(5.49)	0.33	3.45	3.43
Total from investment operations	$0.96	$(5.42)	$0.36	$3.45	$3.35
Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$(0.62)	$(0.41)	$(0.22)
From net realized gain on investments	—	(0.34)	(1.03)	(0.33)	(0.06)
Total distributions declared to shareholders	$(0.11)	$(0.34)	$(1.65)	$(0.74)	$(0.28)
Net asset value, end of period	$10.72	$9.87	$15.63	$16.92	$14.21
Total return (%) (r)(s)(t)	9.65	(34.38)	2.01	24.78	30.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.27	1.38	1.42
Expenses after expense reductions (f)(h)(z)	1.14	1.14	1.27	1.32	1.25
Net investment income (loss)	0.20	0.70	0.21	0.01	(0.59)
Portfolio turnover	1	8	4	2	1
Net assets at end of period (000 omitted)	$1,308	$762	$1,266	$1,365	$651

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests, which are not reported in these expense ratios. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	For the year ended May 31, 2006, and for the period June 1, 2006 through September 30, 2006, 0.10% of the expense reduction was voluntary.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Diversification Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. The underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries. Additional information, including each underlying fund’s accounting policies, is outlined in the underlying fund’s financial statements which are available upon request.

The investment objectives of each of the underlying funds held by the fund at May 31, 2010 was to seek capital appreciation.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

25

Notes to Financial Statements – continued

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures

26

Notes to Financial Statements – continued

approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted

27

Notes to Financial Statements – continued

prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,129,913,719	$755,678,371	$—	$1,885,592,090
Short Term Securities	—	1,996,000	—	1,996,000
Total Investments	$1,129,913,719	$757,674,371	$—	$1,887,588,090

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, mutual funds amounting to $755,678,371 were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when mutual funds are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – The fund invests in underlying funds that may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the underlying funds, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

28

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended May 31, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of

29

Notes to Financial Statements – continued

net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/10	5/31/09
Ordinary income (including any short-term capital gains)	$23,560,164	$112,105
Long-term capital gain	—	53,637,965
Total distributions	$23,560,164	$53,750,070

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/10
Cost of investments	$2,452,274,954
Gross appreciation	2,970,160
Gross depreciation	(567,657,024)
Net unrealized appreciation (depreciation)	$(564,686,864)
Undistributed ordinary income	14,510,530
Capital loss carryforwards	(132,797,978)
Post-October capital loss deferral	(88,415)

As of May 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(77,102,808)
5/31/18	(55,695,170)
$(132,797,978)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

30

Notes to Financial Statements – continued

	From net investment income		From net realized gain on investments
	Year ended 5/31/10	Year ended 5/31/09	Year ended 5/31/10	Year ended 5/31/09
Class A	$17,274,204	$10,682	$—	$33,134,519
Class B	775,712	—	—	4,234,767
Class C	3,001,538	—	—	13,259,527
Class I	$1,485,882	$83,551	$—	$1,243,244
Class R1	54,911	—	—	148,779
Class R2	382,645	—	—	697,027
Class R3	524,995	12,591	—	826,159
Class R4	20,723	871	—	12,956
Class 529A	25,367	—	—	46,123
Class 529B	3,029	—	—	13,202
Class 529C	11,158	—	—	26,072
Total	$23,560,164	$107,695	$—	$53,642,375

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2010. For the year ended May 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $288,277 and $2,868 for the year ended May 31, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

31

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,921,585
Class B	0.75%	0.25%	1.00%	1.00%	1,189,063
Class C	0.75%	0.25%	1.00%	1.00%	3,998,073
Class R1	0.75%	0.25%	1.00%	1.00%	53,296
Class R2	0.25%	0.25%	0.50%	0.50%	137,028
Class R3	—	0.25%	0.25%	0.25%	79,079
Class 529A	—	0.25%	0.25%	0.25%	4,520
Class 529B	0.75%	0.25%	1.00%	1.00%	4,100
Class 529C	0.75%	0.25%	1.00%	1.00%	10,667
Total Distribution and Service Fees					$8,397,411

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2010 based on each class’ average daily net assets.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2010, were as follows:

Amount
Class A	$3,822
Class B	214,753
Class C	34,956
Class 529B	116
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund

32

Notes to Financial Statements – continued

has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2010, were as follows:

Amount
Class 529A	$1,807
Class 529B	410
Class 529C	1,067
Total Program Manager Fees	$3,284

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the fund. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2010, all shareholder servicing expenses of the fund, including out-of-pocket expenses, were paid for by the underlying funds under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2010 was equivalent to an annual effective rate of 0.0010% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for

33

Notes to Financial Statements – continued

the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $18,849 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9,919, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $253,126,201 and $26,053,828, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/10		Year ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	43,456,770	$499,221,705	38,461,786	$398,766,597
Class B	1,305,618	14,945,278	1,235,923	13,052,804
Class C	7,141,864	81,652,846	5,549,740	58,262,394
Class I	8,685,383	99,285,279	269,796	2,668,184
Class R1	211,901	2,411,381	190,043	1,965,687
Class R2	1,054,272	12,032,148	708,357	6,922,691
Class R3	1,311,098	15,103,268	868,139	8,453,392
Class R4	182,483	2,130,419	55,596	548,311
Class 529A	91,084	1,073,649	32,001	329,793
Class 529B	8,483	98,934	5,895	58,710
Class 529C	59,991	686,095	12,868	130,289
	63,508,947	$728,641,002	47,390,144	$491,158,852

34

Notes to Financial Statements – continued

	Year ended 5/31/10		Year ended 5/31/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,325,039	$16,006,601	3,266,377	$28,874,523
Class B	53,735	641,067	394,074	3,436,277
Class C	168,509	2,005,260	973,168	8,476,267
Class I	33,050	401,232	97,773	868,222
Class R1	4,665	54,911	16,916	146,157
Class R2	27,902	333,149	74,727	653,859
Class R3	43,640	524,995	95,204	838,750
Class R4	1,713	20,723	1,561	13,827
Class 529A	2,112	25,367	5,241	46,123
Class 529B	253	3,029	1,505	13,202
Class 529C	940	11,158	2,990	26,072
	1,661,558	$20,027,492	4,929,536	$43,393,279
Shares reacquired
Class A	(30,606,770)	$(349,767,800)	(51,139,515)	$(503,973,175)
Class B	(2,596,077)	(29,331,755)	(5,395,402)	(53,313,334)
Class C	(7,537,831)	(84,929,128)	(17,834,571)	(174,304,315)
Class I	(2,183,821)	(25,443,082)	(895,291)	(9,170,685)
Class R1	(127,864)	(1,441,572)	(173,571)	(1,681,855)
Class R2	(773,611)	(8,900,456)	(789,321)	(8,386,017)
Class R3	(961,175)	(11,089,193)	(1,025,930)	(10,165,948)
Class R4	(57,942)	(691,657)	(124,379)	(1,249,588)
Class 529A	(30,780)	(359,637)	(27,100)	(268,621)
Class 529B	(1,635)	(18,566)	(12,459)	(105,136)
Class 529C	(16,165)	(184,427)	(19,644)	(180,815)
	(44,893,671)	$(512,157,273)	(77,437,183)	$(762,799,489)
Net change
Class A	14,175,039	$165,460,506	(9,411,352)	$(76,332,055)
Class B	(1,236,724)	(13,745,410)	(3,765,405)	(36,824,253)
Class C	(227,458)	(1,271,022)	(11,311,663)	(107,565,654)
Class I	6,534,612	74,243,429	(527,722)	(5,634,279)
Class R1	88,702	1,024,720	33,388	429,989
Class R2	308,563	3,464,841	(6,237)	(809,467)
Class R3	393,563	4,539,070	(62,587)	(873,806)
Class R4	126,254	1,459,485	(67,222)	(687,450)
Class 529A	62,416	739,379	10,142	107,295
Class 529B	7,101	83,397	(5,059)	(33,224)
Class 529C	44,766	512,826	(3,786)	(24,454)
	20,276,834	$236,511,221	(25,117,503)	$(228,247,358)

35

Notes to Financial Statements – continued

Class W shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2010, the fund’s commitment fee and interest expense were $25,097 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	3,409,684	211,344	(179,716)	3,441,312
MFS International Growth Fund	20,098,975	2,399,107	(191,230)	22,306,852
MFS International New Discovery Fund	10,266,728	585,048	(218,407)	10,633,369
MFS International Value Fund	18,828,119	3,497,046	(458,761)	21,866,404
MFS Research International Fund	44,352,921	7,554,342	(202,233)	51,705,030

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$(2,187,779)	$—	$1,278,500	$95,496,411
MFS International Growth Fund	(1,248,951)	—	4,808,123	470,674,582
MFS International New Discovery Fund	(2,252,491)	—	2,482,379	188,742,301
MFS International Value Fund	(4,187,318)	—	4,591,963	471,439,659
MFS Research International Fund	(1,335,554)	—	10,577,918	659,239,137
	$(11,212,093)	$—	$23,738,883	$1,885,592,090

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the portfolios comprising MFS Series Trust X) (the “Fund”) as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 19, 2010

37

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on January 28, 2010, the following actions were taken:

Item1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	8,456,874,999.668	114,712,117.056
Lawrence H. Cohn, M.D.	8,444,376,696.252	127,210,420.472
Maureen R. Goldfarb	8,460,199,495.629	111,387,621.095
David H. Gunning	8,457,576,247.254	114,010,869.470
William R. Gutow	8,455,357,487.045	116,229,629.680
Michael Hegarty	8,459,489,245.507	112,097,871.217
John P. Kavanaugh	8,458,820,402.042	112,766,714.682
Robert J. Manning	8,459,911,262.851	111,675,853.874
Robert C. Pozen	8,455,503,005.589	116,084,111.136
J. Dale Sherratt	8,450,242,918.036	121,344,198.689
Laurie J. Thomsen	8,465,182,679.794	106,404,436.931
Robert W. Uek	8,455,965,138.158	115,621,978.567

38

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

43

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741 Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741 Portfolio Manager Thomas Melendez	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2009 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

45

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

46

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Canton, MA 02021-2809
Shareholders
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® International Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/10

FGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.2%
BHP Billiton PLC	2.8%
HDFC Bank Ltd.	2.5%
LVMH Moet Hennessy Louis Vuitton S.A.	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.3%
Roche Holding AG	2.0%
Accenture Ltd., “A”	1.8%
INPEX Corp.	1.8%
Bayer AG	1.7%
China Unicom Ltd.	1.7%

Equity sectors
Financial Services	15.6%
Consumer Staples	13.9%
Health Care	13.4%
Technology	11.8%
Retailing	10.5%
Basic Materialsb	9.8%
Energy	7.2%
Utilities & Communications	5.5%
Special Products & Services	5.1%
Leisure	3.2%
Industrial Goods & Services	1.9%

Issuer country weightings
United Kingdom	15.9%
Japan	13.4%
Switzerland	12.3%
France	9.4%
Germany	9.2%
United States	3.8%
Taiwan	3.8%
Hong Kong	3.5%
India	3.3%
Other Countries	25.4%

Percentages are based on net assets as of 5/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2010, Class A shares of the MFS International Growth Fund (the “fund”) provided a total return of 12.12%, at net asset value. This compares with a return of 11.58% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries caused risky asset valuations to retrench considerably.

3

Management Review – continued

Contributors to Performance

During the reporting period, favorable stock selection and, to a lesser extent, our overweight position in the retailing sector contributed to the fund’s performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, strong-performing export trading company Li & Fung (Hong Kong), luxury goods company LVMH Moët Hennessy Louis Vuitton (France), and watch maker Swatch Group (Switzerland) (h) had a positive effect on relative results. Shares of Li & Fung surged after the company signed a deal to source directly for Wal-Mart globally. We believe Li & Fung’s scale enables the company to provide lower sourcing costs for their clients, an important factor in uncertain economic environments. In addition, Swatch’s shares increased due to its retail partner in China accelerating the pace of watch-store openings in response to increasing demand for luxury goods in China.

A combination of security selection and an overweight position in the consumer staples sector also benefited relative returns. One of the fund’s top relative contributors in this sector was Brazilian brewer Companhia de Bebidas das Americas. The company issued a positive outlook for 2010 as improving economic conditions in Brazil along with the World Cup soccer tournament were expected to boost demand for beer sales.

Stocks in other sectors that contributed positively to relative performance included semiconductor chip designer ARM Holdings (U.K.), electrical distribution equipment manufacturer Schneider Electric (France) (b), technology consulting firm Infosys Technologies (India), bank operator Bank Rakyat Indonesia, and advertising and marketing firm WPP Group (U.K.) (b)(h). ARM Holdings posted profits that beat expectations due to strong demand for smartphones despite a tough economic environment during the latter part of the reporting period. Not holding poor-performing automobile manufacturer Volkswagen (Germany) also aided relative results.

Detractors from Performance

Stock selection in the energy sector was a significant detractor from relative performance. Our holdings of oil and gas exploration company INPEX (Japan) and natural gas producer Gazprom (Russia) were among the fund’s top relative detractors. Shares of INPEX and other energy companies lagged the broad market during this period as significantly lower oil prices from a year earlier adversely impacted profitability. INPEX shares also underperformed due to apparent investor concerns over the strong yen and delays regarding the decision to develop its large liquefied natural gas project, Ichthys. The timing of our ownership in shares of integrated oil company Total S.A. (France) was an additional drag on relative returns.

4

Management Review – continued

Stocks in other sectors that negatively impacted relative performance included mobile phone maker Nokia (Finland), stock exchange operator Deutsche Boerse (Germany), pharmaceutical company Merck KGaA (Germany), and financial services firm Bank of Cyprus (h). During the latter part of the reporting period, shares of Deutsche Boerse appeared to have performed poorly after investors reacted negatively to US President Obama’s plans to restrict some trading activities by financial institutions. Elsewhere, the timing of our ownership in shares of consumer finance firm AEON Credit Service (Japan) (h), and not owning strong-performing Brazilian iron ore miner Companhia Vale do Rio Doce, also held back relative performance.

During the reporting period, the fund’s currency exposure detracted from relative returns. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposures than the benchmark.

The fund’s cash position was also another negative factor for relative results. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Antonelli

Portfolio Manager

Note to Shareholders: Effective January 12, 2010, David Antonelli became portfolio manager of the fund. Previously, the fund was managed by Barry Dargan.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	12.12%	5.24%	3.26%	N/A
B	10/24/95	11.26%	4.54%	2.65%	N/A
C	7/01/96	11.28%	4.54%	2.64%	N/A
I	1/02/97	12.42%	5.59%	4.05%	N/A
W	5/01/06	12.25%	N/A	N/A	(0.96)%
R1	10/01/08	11.28%	N/A	N/A	0.57%
R2	10/01/08	11.80%	N/A	N/A	1.08%
R3	10/01/08	12.12%	N/A	N/A	1.33%
R4	10/01/08	12.40%	N/A	N/A	1.59%
Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		11.58%	4.39%	0.50%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.68%	4.01%	2.65%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		7.26%	4.20%	2.65%	N/A
C With CDSC (1% for 12 months) (x)		10.28%	4.54%	2.64%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2009 through May 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2009 through May 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	1.39%	$1,000.00	$927.22	$6.68
	Hypothetical (h)	1.39%	$1,000.00	$1,018.00	$6.99
B	Actual	2.14%	$1,000.00	$923.95	$10.26
	Hypothetical (h)	2.14%	$1,000.00	$1,014.26	$10.75
C	Actual	2.14%	$1,000.00	$923.89	$10.26
	Hypothetical (h)	2.14%	$1,000.00	$1,014.26	$10.75
I	Actual	1.14%	$1,000.00	$928.74	$5.48
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
W	Actual	1.24%	$1,000.00	$928.23	$5.96
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R1	Actual	2.14%	$1,000.00	$924.10	$10.27
	Hypothetical (h)	2.14%	$1,000.00	$1,014.26	$10.75
R2	Actual	1.64%	$1,000.00	$926.16	$7.88
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
R3	Actual	1.39%	$1,000.00	$927.24	$6.68
	Hypothetical (h)	1.39%	$1,000.00	$1,018.00	$6.99
R4	Actual	1.14%	$1,000.00	$928.55	$5.48
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.9%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 3.3%
Companhia de Bebidas das Americas, ADR	208,270	$20,064,727
Diageo PLC	1,017,600	15,596,252
Heineken N.V.	162,530	7,004,923

		$42,665,902
Apparel Manufacturers - 5.7%
Compagnie Financiere Richemont S.A.	318,349	$10,549,658
Li & Fung Ltd.	4,341,200	18,844,724
LVMH Moet Hennessy Louis Vuitton S.A. (l)	303,430	32,160,624
Swatch Group Ltd.	48,478	12,726,130

		$74,281,136
Broadcasting - 1.4%
Grupo Televisa S.A., ADR	383,950	$7,137,631
Publicis Groupe	252,130	10,561,323

		$17,698,954
Brokerage & Asset Managers - 4.5%
Aberdeen Asset Management PLC	4,912,550	$10,062,752
Deutsche Boerse AG (l)	249,620	15,217,083
ICAP PLC	1,552,490	8,746,359
IG Group Holdings PLC	1,398,305	7,721,301
Nomura Holdings, Inc.	2,614,400	16,238,688

		$57,986,183
Business Services - 5.1%
Accenture Ltd., “A” (s)	628,970	$23,598,954
Capita Group PLC	501,629	5,687,825
Hays PLC	2,098,040	3,081,453
Infosys Technologies Ltd., ADR	172,120	9,902,064
Intertek Group PLC	768,660	15,879,052
Michael Page International	1,363,160	7,345,043

		$65,494,391
Computer Software - 0.9%
SAP AG	271,300	$11,747,859

Computer Software - Systems - 3.5%
Acer, Inc.	7,467,450	$18,709,501

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - continued
Konica Minolta Holdings, Inc.	1,649,500	$18,517,844
NICE Systems Ltd., ADR (a)	284,260	8,476,633

		$45,703,978
Consumer Products - 5.3%
AmorePacific Corp.	11,451	$8,735,804
Beiersdorf AG	275,050	15,005,721
Henkel KGaA, IPS	221,590	10,441,116
Reckitt Benckiser Group PLC	439,110	20,700,399
Uni-Charm Corp.	136,500	13,781,070

		$68,664,110
Electrical Equipment - 1.9%
Keyence Corp.	27,700	$6,213,311
Schneider Electric S.A.	177,050	17,844,926

		$24,058,237
Electronics - 6.1%
ARM Holdings PLC	2,138,210	$7,647,669
Hoya Corp.	474,200	11,084,181
Samsung Electronics Co. Ltd.	21,911	14,145,361
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,045,055	29,689,286
Tokyo Electron Ltd.	273,700	15,888,867

		$78,455,364
Energy - Independent - 1.8%
INPEX Corp.	3,711	$23,294,288

Energy - Integrated - 3.7%
OAO Gazprom, ADR	960,530	$19,834,945
Petroleo Brasileiro S.A., ADR	442,380	15,757,576
TOTAL S.A. (l)	263,910	12,240,540

		$47,833,061
Food & Beverages - 5.3%
Coca-Cola Hellenic Bottling Co. S.A.	312,270	$6,982,660
Groupe Danone	404,782	20,909,092
Nestle S.A.	901,896	40,890,634

		$68,782,386
Food & Drug Stores - 2.4%
Dairy Farm International Holdings Ltd.	1,515,900	$9,580,488
Lawson, Inc.	187,900	7,990,261

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - continued
Tesco PLC	2,281,819	$13,644,174

		$31,214,923
Internet - 0.8%
Yahoo Japan Corp.	28,337	$9,950,990

Leisure & Toys - 0.9%
Shimano, Inc.	300,500	$12,366,255

Major Banks - 5.4%
Credit Suisse Group AG	471,630	$18,322,463
HSBC Holdings PLC	2,027,320	18,489,889
Julius Baer Group Ltd.	548,625	15,949,643
Standard Chartered PLC	705,993	16,789,577

		$69,551,572
Medical & Health Technology & Services - 0.9%
Fleury S.A. (a)	441,400	$4,314,026
SSL International PLC	643,270	7,550,841

		$11,864,867
Medical Equipment - 3.7%
Essilor International S.A. (l)	193,280	$11,036,479
Sonova Holding AG	177,250	19,216,461
Synthes, Inc.	166,240	17,404,318

		$47,657,258
Metals & Mining - 3.4%
BHP Billiton PLC	1,293,120	$35,937,220
Iluka Resources Ltd. (a)	2,024,020	8,173,901

		$44,111,121
Network & Telecom - 0.5%
Nokia Oyj	683,870	$7,036,504

Oil Services - 1.7%
Saipem S.p.A. (l)	691,380	$21,715,290

Other Banks & Diversified Financials - 5.7%
Bank Rakyat Indonesia	16,215,500	$15,199,270
China Construction Bank	13,586,000	10,992,474
Credicorp Ltd.	162,400	14,338,296

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
HDFC Bank Ltd.	806,370	$32,843,512

		$73,373,552
Pharmaceuticals - 8.8%
Bayer AG	398,067	$22,265,143
Hisamitsu Pharmaceutical Co., Inc.	222,000	8,039,506
Merck KGaA	164,450	11,874,785
Novo Nordisk A/S, “B”	203,325	15,707,064
Roche Holding AG	184,690	25,360,418
Santen, Inc.	286,100	9,528,818
Teva Pharmaceutical Industries Ltd., ADR	393,020	21,545,356

		$114,321,090
Printing & Publishing - 0.9%
Reed Elsevier PLC	1,637,820	$11,458,911

Specialty Chemicals - 6.4%
Akzo Nobel N.V.	319,910	$16,418,831
L’Air Liquide S.A.	160,834	15,779,495
Linde AG	180,260	18,587,275
Shin-Etsu Chemical Co. Ltd.	386,000	19,400,604
Symrise AG	627,034	12,760,809

		$82,947,014
Specialty Stores - 2.4%
Esprit Holdings Ltd.	2,893,622	$17,057,594
Industria de Diseno Textil S.A.	241,940	13,507,187

		$30,564,781
Telecommunications - Wireless - 2.2%
MTN Group Ltd.	985,310	$13,876,610
Philippine Long Distance Telephone Co.	275,500	14,468,662

		$28,345,272
Telephone Services - 2.7%
China Unicom Ltd.	18,112,000	$22,191,061
Telefonica S.A.	673,080	12,878,751

		$35,069,812
Utilities - Electric Power - 0.6%
CEZ AS	171,460	$7,349,283
Total Common Stocks (Identified Cost, $1,136,652,614)		$1,265,564,344

14

Portfolio of Investments – continued

Money Market Funds (v) - 1.5%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value	19,130,612	$19,130,612

Collateral for Securities Loaned - 4.6%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	60,339,266	$60,339,266
Total Investments (Identified Cost, $1,216,122,492)		$1,345,034,222

Other Assets, Less Liabilities - (4.0)%		(52,170,684)
Net Assets - 100.0%		$1,292,863,538

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At May 31, 2010, the value of security pledged amounted to $156,083. At May 31, 2010, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,196,991,880)	$1,325,903,610
Underlying funds, at cost and value	19,130,612
Total investments, at value, including $55,912,369 of securities on loan (identified cost, $1,216,122,492)	$1,345,034,222
Cash	110
Foreign currency, at value (identified cost, $1,866,281)	1,867,586
Receivables for
Investments sold	546
Fund shares sold	4,425,074
Interest and dividends	5,184,398
Other assets	9,646
Total assets	$1,356,521,582
Liabilities
Payables for
Investments purchased	$537,352
Fund shares reacquired	1,900,751
Collateral for securities loaned, at value	60,339,266
Payable to affiliates
Investment adviser	154,926
Shareholder servicing costs	433,279
Distribution and service fees	16,196
Administrative services fee	2,514
Payable for independent Trustees’ compensation	5,505
Accrued expenses and other liabilities	268,255
Total liabilities	$63,658,044
Net assets	$1,292,863,538
Net assets consist of
Paid-in capital	$1,382,762,986
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	128,809,335
Accumulated net realized gain (loss) on investments and foreign currency transactions	(233,285,090)
Undistributed net investment income	14,576,307
Net assets	$1,292,863,538
Shares of beneficial interest outstanding	63,267,419

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$274,383,891	14,269,208	$19.23
Class B	15,153,439	832,725	18.20
Class C	29,539,290	1,650,027	17.90
Class I	899,052,199	42,618,538	21.10
Class W	25,338,371	1,319,288	19.21
Class R1	108,350	6,051	17.91
Class R2	1,491,001	82,930	17.98
Class R3	7,016,339	366,446	19.15
Class R4	40,780,658	2,122,206	19.22

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.40 [100 / 94.25 x $19.23]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$33,060,068
Interest	423,700
Dividends from underlying funds	46,258
Foreign taxes withheld	(2,978,549)
Total investment income	$30,551,477
Expenses
Management fee	$11,024,864
Distribution and service fees	1,189,799
Shareholder servicing costs	2,010,304
Administrative services fee	201,184
Independent Trustees’ compensation	31,210
Custodian fee	735,192
Shareholder communications	65,832
Auditing fees	72,688
Legal fees	26,022
Miscellaneous	253,072
Total expenses	$15,610,167
Fees paid indirectly	(37)
Reduction of expenses by investment adviser	(6,749)
Net expenses	$15,603,381
Net investment income	$14,948,096
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$36,992,790
Foreign currency transactions	(180,674)
Net realized gain (loss) on investments and foreign currency transactions	$36,812,116
Change in unrealized appreciation (depreciation)
Investments	$66,931,262
Translation of assets and liabilities in foreign currencies	(204,619)
Net unrealized gain (loss) on investments and foreign currency translation	$66,726,643
Net realized and unrealized gain (loss) on investments and foreign currency	$103,538,759
Change in net assets from operations	$118,486,855

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2010	2009
Change in net assets
From operations
Net investment income	$14,948,096	$12,491,657
Net realized gain (loss) on investments and foreign currency transactions	36,812,116	(264,625,800)
Net unrealized gain (loss) on investments and foreign currency translation	66,726,643	(115,843,488)
Change in net assets from operations	$118,486,855	$(367,977,631)
Distributions declared to shareholders
From net investment income	$(12,356,101)	$(9,639,658)
From net realized gain on investments	—	(18,634,080)
Total distributions declared to shareholders	$(12,356,101)	$(28,273,738)
Change in net assets from fund share transactions	$172,549,566	$105,400,203
Total change in net assets	$278,680,320	$(290,851,166)
Net assets
At beginning of period	1,014,183,218	1,305,034,384
At end of period (including undistributed net investment income of $14,576,307 and $12,164,986, respectively)	$1,292,863,538	$1,014,183,218

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.30	$26.73	$27.97	$23.85	$18.90
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.19	$0.29	$0.20	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	(8.97)	0.94	6.07	5.10
Total from investment operations	$2.11	$(8.78)	$1.23	$6.27	$5.37
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.22)	$(0.23)	$(0.00	)(w)
From net realized gain on investments	—	(0.44)	(2.25)	(1.92)	(0.42)
Total distributions declared to shareholders	$(0.18)	$(0.65)	$(2.47)	$(2.15)	$(0.42)
Net asset value, end of period	$19.23	$17.30	$26.73	$27.97	$23.85
Total return (%) (r)(s)(t)	12.12	(32.59)	4.25	27.35	28.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.54	1.46	1.50	1.63
Expenses after expense reductions (f)	1.40	1.54	1.46	1.50	1.60
Net investment income	1.00	1.08	1.07	0.80	1.24
Portfolio turnover	45	81	55	67	90
Net assets at end of period (000 omitted)	$274,384	$214,115	$361,362	$295,921	$206,522

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 5/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$16.36		$25.35	$26.61	$22.77	$18.17
Income (loss) from investment operations
Net investment income (d)	$0.04		$0.04	$0.08	$0.01	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.80		(8.48)	0.92	5.80	4.93
Total from investment operations	$1.84		$(8.44)	$1.00	$5.81	$5.02
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.11)	$(0.01)	$(0.05)	$—
From net realized gain on investments	—		(0.44)	(2.25)	(1.92)	(0.42)
Total distributions declared to shareholders	$(0.00	)(w)	$(0.55)	$(2.26)	$(1.97)	$(0.42)
Net asset value, end of period	$18.20		$16.36	$25.35	$26.61	$22.77
Total return (%) (r)(s)(t)	11.26		(33.03)	3.58	26.52	27.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15		2.20	2.11	2.15	2.28
Expenses after expense reductions (f)	2.15		2.20	2.11	2.15	2.25
Net investment income	0.21		0.21	0.30	0.06	0.43
Portfolio turnover	45		81	55	67	90
Net assets at end of period (000 omitted)	$15,153		$16,363	$37,507	$50,259	$52,531

Class C	Years ended 5/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$16.14		$25.05	$26.37	$22.60	$18.04
Income (loss) from investment operations
Net investment income (d)	$0.06		$0.05	$0.09	$0.03	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(8.39)	0.90	5.74	4.86
Total from investment operations	$1.83		$(8.34)	$0.99	$5.77	$4.98
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.13)	$(0.06)	$(0.08)	$—
From net realized gain on investments	—		(0.44)	(2.25)	(1.92)	(0.42)
Total distributions declared to shareholders	$(0.07)		$(0.57)	$(2.31)	$(2.00)	$(0.42)
Net asset value, end of period	$17.90		$16.14	$25.05	$26.37	$22.60
Total return (%) (r)(s)(t)	11.28		(33.05)	3.57	26.54	27.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15		2.21	2.11	2.15	2.28
Expenses after expense reductions (f)	2.15		2.21	2.11	2.15	2.25
Net investment income	0.31		0.31	0.36	0.12	0.57
Portfolio turnover	45		81	55	67	90
Net assets at end of period (000 omitted)	$29,539		$22,107	$41,990	$40,611	$32,965

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.96	$29.17	$30.30	$25.67	$20.27
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.32	$0.41	$0.34	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	2.09	(9.84)	1.02	6.52	5.40
Total from investment operations	$2.37	$(9.52)	$1.43	$6.86	$5.86
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.31)	$(0.31)	$(0.04)
From net realized gain on investments	—	(0.44)	(2.25)	(1.92)	(0.42)
Total distributions declared to shareholders	$(0.23)	$(0.69)	$(2.56)	$(2.23)	$(0.46)
Net asset value, end of period	$21.10	$18.96	$29.17	$30.30	$25.67
Total return (%) (r)(s)	12.42	(32.37)	4.61	27.76	29.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.21	1.11	1.14	1.28
Expenses after expense reductions (f)	1.15	1.21	1.11	1.14	1.25
Net investment income	1.28	1.64	1.38	1.25	1.93
Portfolio turnover	45	81	55	67	90
Net assets at end of period (000 omitted)	$899,052	$739,374	$859,767	$710,686	$356,948

Class W	Years ended 5/31
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$17.30	$26.72	$27.98	$23.86	$25.12
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.33	$0.36	$0.52	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	(9.06)	0.93	5.81	(1.37	)(g)
Total from investment operations	$2.13	$(8.73)	$1.29	$6.33	$(1.26)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.25)	$(0.30)	$(0.29)	$—
From net realized gain on investments	—	(0.44)	(2.25)	(1.92)	—
Total distributions declared to shareholders	$(0.22)	$(0.69)	$(2.55)	$(2.21)	$—
Net asset value, end of period	$19.21	$17.30	$26.72	$27.98	$23.86
Total return (%) (r)(s)	12.25	(32.39)	4.47	27.66	(5.02	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.35	1.22	1.23	1.38	(a)
Expenses after expense reductions (f)	1.25	1.35	1.22	1.23	1.35	(a)
Net investment income	1.25	2.04	1.39	2.15	5.01	(a)
Portfolio turnover	45	81	55	67	90
Net assets at end of period (000 omitted)	$25,338	$13,782	$4,409	$999	$95

See Notes to Financial Statements

21

Financial Highlights – continued

Class R1	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$16.21	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.79	(1.91	)(g)
Total from investment operations	$1.84	$(1.81)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.25)
From net realized gain on investments	—	(0.44)
Total distributions declared to shareholders	$(0.14)	$(0.69)
Net asset value, end of period	$17.91	$16.21
Total return (%) (r)(s)	11.28	(9.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.29	(a)
Expenses after expense reductions (f)	2.15	2.29	(a)
Net investment income	0.29	1.03	(a)
Portfolio turnover	45	81
Net assets at end of period (000 omitted)	$108	$91

Class R2	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$16.27	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.75	(1.89	)(g)
Total from investment operations	$1.94	$(1.75)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)
From net realized gain on investments	—	(0.44)
Total distributions declared to shareholders	$(0.23)	$(0.69)
Net asset value, end of period	$17.98	$16.27
Total return (%) (r)(s)	11.80	(8.94	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.79	(a)
Expenses after expense reductions (f)	1.65	1.79	(a)
Net investment income	1.02	1.53	(a)
Portfolio turnover	45	81
Net assets at end of period (000 omitted)	$1,491	$92
See Notes to Financial Statements

22

Financial Highlights – continued

Class R3	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$17.26	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	1.87	(2.06	)(g)
Total from investment operations	$2.11	$(1.82)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.25)
From net realized gain on investments	—	(0.44)
Total distributions declared to shareholders	$(0.22)	$(0.69)
Net asset value, end of period	$19.15	$17.26
Total return (%) (r)(s)	12.12	(8.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.53	(a)
Expenses after expense reductions (f)	1.40	1.53	(a)
Net investment income	1.20	2.46	(a)
Portfolio turnover	45	81
Net assets at end of period (000 omitted)	$7,016	$3,240

Class R4	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$17.29	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.74	(2.05	)(g)
Total from investment operations	$2.16	$(1.79)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)
From net realized gain on investments	—	(0.44)
Total distributions declared to shareholders	$(0.23)	$(0.69)
Net asset value, end of period	$19.22	$17.29
Total return (%) (r)(s)	12.40	(8.66	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.29	(a)
Expenses after expense reductions (f)	1.15	1.29	(a)
Net investment income	2.07	2.64	(a)
Portfolio turnover	45	81
Net assets at end of period (000 omitted)	$40,781	$5,018

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W), and October 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which Performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

25

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

26

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,265,564,344	$—	$—	$1,265,564,344
Mutual Funds	79,469,878	—	—	79,469,878
Total Investments	$1,345,034,222	$—	$—	$1,345,034,222

For further information regarding security characteristics, see the Portfolio of Investments.

Of the Level 1 investments presented above, equity investments amounting to $694,221,306 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

27

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended May 31, 2010, the fund did not invest in any derivative instruments.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At May 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities

28

Notes to Financial Statements – continued

lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically

29

Notes to Financial Statements – continued

adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/10	5/31/09
Ordinary income (including any short-term capital gains)	$12,356,101	$9,640,472
Long-term capital gain	—	18,633,266
Total distributions	$12,356,101	$28,273,738

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/10
Cost of investments	$1,274,719,171
Gross appreciation	113,476,446
Gross depreciation	(43,161,395)
Net unrealized appreciation (depreciation)	$70,315,051

Undistributed ordinary income	14,923,639
Capital loss carryforwards	(161,507,773)
Post-October capital loss deferral	(13,180,638)
Other temporary differences	(449,727)

As of May 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(90,369,582)
5/31/18	(71,138,191)
$(161,507,773)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class.

30

Notes to Financial Statements – continued

Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/10	Year ended 5/31/09 (i)	Year ended 5/31/10	Year ended 5/31/09 (i)
Class A	$2,551,537	$2,238,184	$—	$4,847,999
Class B	1,739	136,543	—	527,290
Class C	98,964	180,162	—	621,477
Class I	9,157,084	6,845,753	—	12,208,045
Class W	256,531	134,443	—	242,786
Class R1	775	1,331	—	2,373
Class R2	12,902	1,331	—	2,373
Class R3	49,560	43,071	—	76,808
Class R4	227,009	58,840	—	104,929
Total	$12,356,101	$9,639,658	$—	$18,634,080

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2010 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.80%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue at least until September 30, 2010. For the year ended May 31, 2010, the fund’s actual operating expenses did not exceed

31

Notes to Financial Statements – continued

the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $60,749 for the year ended May 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$694,440
Class B	0.75%	0.25%	1.00%	1.00%	174,049
Class C	0.75%	0.25%	1.00%	1.00%	280,937
Class W	0.10%	—	0.10%	0.10%	21,782
Class R1	0.75%	0.25%	1.00%	1.00%	1,060
Class R2	0.25%	0.25%	0.50%	0.50%	5,952
Class R3	—	0.25%	0.25%	0.25%	11,579
Total Distribution and Service Fees					$1,189,799

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2010 based on each class’ average daily net assets.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2010, were as follows:

Amount
Class A	$—
Class B	23,288
Class C	8,079

32

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2010, the fee was $245,922, which equated to 0.0196% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $620,674.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2010, these costs for the fund amounted to $1,143,708 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2010 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The

33

Notes to Financial Statements – continued

DB Plan resulted in a pension expense of $569 and is included in independent Trustees’ compensation for the year ended May 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,401 at May 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $12,674 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,749, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $720,688,645 and $550,121,483, respectively.

34

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/10		Year ended 5/31/09 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,254,672	$143,959,096	5,662,785	$93,415,851
Class B	199,664	3,793,921	143,607	2,335,221
Class C	616,411	11,584,944	293,234	4,538,492
Class I	6,318,945	139,710,207	16,160,755	246,982,852
Class W	754,844	15,189,113	831,153	13,004,600
Class R1	414	8,385	5,345	100,000
Class R2	99,401	1,773,682	5,407	100,989
Class R3	269,240	5,458,572	219,411	3,202,337
Class R4	2,211,965	44,892,212	309,707	4,579,544
	17,725,556	$366,370,132	23,631,404	$368,259,886
Shares issued to shareholders in reinvestment of distributions
Class A	103,082	$2,130,676	363,967	$5,692,447
Class B	81	1,584	41,273	612,078
Class C	3,352	64,745	34,364	502,746
Class I	371,770	8,420,593	1,046,518	17,905,918
Class W	11,677	240,890	22,736	354,909
Class R1	40	775	252	3,704
Class R2	665	12,866	251	3,704
Class R3	2,241	46,135	7,685	119,879
Class R4	6,711	138,443	10,498	163,769
	499,619	$11,056,707	1,527,544	$25,359,154
Shares reacquired
Class A	(5,461,975)	$(109,236,870)	(7,173,672)	$(129,987,953)
Class B	(367,255)	(6,927,342)	(664,415)	(10,919,551)
Class C	(339,234)	(6,315,046)	(634,691)	(10,253,646)
Class I	(3,060,467)	(67,139,829)	(7,695,943)	(132,793,085)
Class W	(244,082)	(5,000,477)	(222,034)	(3,291,720)
Class R2	(22,794)	(427,956)	—	—
Class R3	(92,754)	(1,853,334)	(39,377)	(550,529)
Class R4	(386,700)	(7,976,419)	(29,975)	(422,353)
	(9,975,261)	$(204,877,273)	(16,460,107)	$(288,218,837)

35

Notes to Financial Statements – continued

	Year ended 5/31/10		Year ended 5/31/09 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	1,895,779	$36,852,902	(1,146,920)	$(30,879,655)
Class B	(167,510)	(3,131,837)	(479,535)	(7,972,252)
Class C	280,529	5,334,643	(307,093)	(5,212,408)
Class I	3,630,248	80,990,971	9,511,330	132,095,685
Class W	522,439	10,429,526	631,855	10,067,789
Class R1	454	9,160	5,597	103,704
Class R2	77,272	1,358,592	5,658	104,693
Class R3	178,727	3,651,373	187,719	2,771,687
Class R4	1,831,976	37,054,236	290,230	4,320,960
	8,249,914	$172,549,566	8,698,841	$105,400,203

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R4, and R5), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 38%, 8%, 6%, 5%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and the MFS Lifetime Retirement Income Fund, were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2010, the fund’s commitment fee and interest expense were $16,996 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

36

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	27,142,501	336,555,028	(344,566,917)	19,130,612

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$46,258	$19,130,612

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Growth Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 19, 2010

38

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	8,456,874,999.668	114,712,117.056
Lawrence H. Cohn, M.D.	8,444,376,696.252	127,210,420.472
Maureen R. Goldfarb	8,460,199,495.629	111,387,621.095
David H. Gunning	8,457,576,247.254	114,010,869.470
William R. Gutow	8,455,357,487.045	116,229,629.680
Michael Hegarty	8,459,489,245.507	112,097,871.217
John P. Kavanaugh	8,458,820,402.042	112,766,714.682
Robert J. Manning	8,459,911,262.851	111,675,853.874
Robert C. Pozen	8,455,503,005.589	116,084,111.136
J. Dale Sherratt	8,450,242,918.036	121,344,198.689
Laurie J. Thomsen	8,465,182,679.794	106,404,436.931
Robert W. Uek	8,455,965,138.158	115,621,978.567

39

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

44

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741 Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741 Portfolio Manager David Antonelli	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2009 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

46

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $29,177,881. The fund intends to pass through foreign tax credits of $2,280,410 for the fiscal year.

47

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
Shareholders	30 Dan Road Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® International Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

5/31/10

FGI-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Vodafone Group PLC	3.2%
Sanofi-Aventis	3.0%
Roche Holding AG	2.7%
Heineken N.V.	2.7%
Nestle S.A.	2.7%
GlaxoSmithKline PLC	2.6%
Kao Corp.	2.4%
Royal Dutch Shell PLC, “A”	2.3%
British American Tobacco PLC	2.1%
KDDI Corp.	2.0%

Equity sectors
Consumer Staples	17.6%
Financial Services	16.9%
Health Care	14.9%
Utilities & Communications	8.5%
Industrial Goods & Services	7.6%
Technology	6.7%
Energy	5.3%
Special Products & Services	5.0%
Leisure	3.8%
Basic Materials	3.1%
Transportation	2.7%
Retailing	2.4%
Autos & Housing	1.0%

Issuer country weightings
Japan	26.5%
United Kingdom	22.0%
Switzerland	12.0%
France	10.7%
Netherlands	7.7%
Germany	5.9%
United States	3.7%
Sweden	2.4%
South Korea	1.8%
Other Countries	7.3%

Percentages are based on net assets as of 5/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2010, Class A shares of the MFS International Value Fund (the “fund”) provided a total return of 8.21%, at net asset value. This compares with a return of 4.82% for the fund’s benchmark, the MSCI EAFE Value Index. The fund’s other benchmark, the MSCI EAFE Index, generated a return of 6.84% over the same period.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries caused risky asset valuations to retrench considerably.

3

Management Review – continued

Contributors to Performance

Strong stock selection in the consumer staples sector contributed to the fund’s performance relative to the MSCI EAFE Value Index. Our holdings of strong-performing global food company Nestle (Switzerland) (b) and home products maker Henkel KGaA (Germany) (b) were among the fund’s top relative contributors. Shares of Nestle appreciated from an uptick in revenue growth, reflecting volume and pricing strength. The timing of our ownership in shares of brewer Heineken (The Netherlands) also had a positive impact on relative performance. The stock price of the Dutch beer maker advanced after the company announced the acquisition of FEMSA, the largest beverage company in Mexico.

A combination of security selection and an overweighted position in the industrial goods and services sector was another positive area of relative strength. The timing of our ownership in shares of lock maker ASSA ABLOY (Sweden) and light switches and wiring accessories manufacturer Legrand (France) benefited relative returns. The stock price of ASSA ABLOY appeared to have increased on an upside earnings surprise and better-than-expected progress on its cost reduction plans, which prompted analysts to raise forward earnings estimates. Precision instruments and controls developer Spectris (U.K.) (b) was another top relative contributor within this sector.

Favorable security selection in the utilities and communications sector also boosted relative results. No individual stocks within this sector were among the fund’s top relative contributors for the reporting period.

Individual standout contributors in other sectors that bolstered relative performance included microchip and electronics manufacturer Samsung Electronics (South Korea) (b) and postal system operator TNT N.V. (The Netherlands). Not owning poor-performing integrated oil company BP PLC (U.K.) and auto maker Toyota (Japan) also aided relative returns.

Detractors from Performance

Security selection in the financial services sector was the principal detractor from the fund’s relative performance. Our overweighted position in financial services firm Daiwa Securities (Japan), and not owning strong-performing Australian bank operators, Commonwealth Bank of Australia and Australia and New Zealand Banking Group, hindered relative results.

Pharmaceutical company Merck KGaA (Germany) (b), telecommunications company KDDI Corp. (Japan), mobile phone maker Nokia (Finland), and oil and gas exploration company INPEX (Japan) (b) were also top relative detractors. The stock price of Merck KGaA appears to have pulled back on disappointing earnings and news that development of a cancer drug in clinical trials would be discontinued due to adverse side effects. Elsewhere, not holding

4

Management Review – continued

electronics and electrical engineering company Siemens, consumer electronics maker Royal Philips Electronics (The Netherlands), and chemical giant BASF (Germany) also held back relative performance as all three stocks turned in strong relative performance for the reporting period.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	8.21%	4.07%	4.62%	N/A
B	10/24/95	7.34%	3.36%	3.98%	N/A
C	7/01/96	7.37%	3.37%	3.98%	N/A
I	1/02/97	8.46%	4.41%	5.03%	N/A
W	5/01/06	8.34%	N/A	N/A	(2.14)%
R1	10/01/08	7.35%	N/A	N/A	(1.30)%
R2	10/01/08	7.91%	N/A	N/A	(0.83)%
R3	10/01/08	8.21%	N/A	N/A	(0.54)%
R4	10/01/08	8.42%	N/A	N/A	(0.34)%
Comparative benchmarks
MSCI EAFE Value Index (f)		4.82%	1.37%	2.98%	N/A
MSCI EAFE Index (f)		6.84%	1.83%	1.07%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		1.99%	2.84%	4.00%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		3.34%	3.06%	3.98%	N/A
C With CDSC (1% for 12 months) (x)		6.37%	3.37%	3.98%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI EAFE (Europe, Australasia, Far East) Value Index- a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

7

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2009 through May 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2009 through May 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	1.38%	$1,000.00	$920.37	$6.61
	Hypothetical (h)	1.38%	$1,000.00	$1,018.05	$6.94
B	Actual	2.12%	$1,000.00	$916.63	$10.13
	Hypothetical (h)	2.12%	$1,000.00	$1,014.36	$10.65
C	Actual	2.12%	$1,000.00	$916.47	$10.13
	Hypothetical (h)	2.12%	$1,000.00	$1,014.36	$10.65
I	Actual	1.12%	$1,000.00	$921.23	$5.36
	Hypothetical (h)	1.12%	$1,000.00	$1,019.35	$5.64
W	Actual	1.23%	$1,000.00	$920.85	$5.89
	Hypothetical (h)	1.23%	$1,000.00	$1,018.80	$6.19
R1	Actual	2.12%	$1,000.00	$916.75	$10.13
	Hypothetical (h)	2.12%	$1,000.00	$1,014.36	$10.65
R2	Actual	1.62%	$1,000.00	$918.97	$7.75
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
R3	Actual	1.38%	$1,000.00	$920.20	$6.61
	Hypothetical (h)	1.38%	$1,000.00	$1,018.05	$6.94
R4	Actual	1.13%	$1,000.00	$920.92	$5.41
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.5%
Issuer	Shares/Par	Value ($)

Aerospace - 1.3%
Cobham PLC	10,169,110	$34,126,017

Alcoholic Beverages - 2.7%
Heineken N.V.	1,560,670	$67,263,726

Apparel Manufacturers - 0.5%
Compagnie Financiere Richemont S.A.	215,327	$7,135,647
Sanyo Shokai Ltd.	1,992,900	6,779,687

		$13,915,334
Broadcasting - 2.3%
Fuji Television Network, Inc.	9,826	$14,513,905
Nippon Television Network Corp.	112,500	15,703,704
Vivendi S.A.	1,250,623	27,111,890

		$57,329,499
Brokerage & Asset Managers - 1.5%
Daiwa Securities Group, Inc.	7,257,000	$32,492,247
Van Lanschot N.V. (a)	126,895	5,381,725

		$37,873,972
Business Services - 4.1%
Amadeus IT Holding S.A. (a)	924,161	$14,030,480
Bunzl PLC	1,897,700	19,753,062
Nomura Research, Inc.	1,278,300	29,486,821
USS Co. Ltd.	604,600	40,273,492

		$103,543,855
Chemicals - 1.4%
Givaudan S.A.	44,048	$34,586,684

Computer Software - Systems - 2.1%
Konica Minolta Holdings, Inc.	2,824,500	$31,708,790
Venture Corp. Ltd.	3,331,500	20,653,087

		$52,361,877
Conglomerates - 0.9%
Tomkins PLC	6,493,672	$22,999,306

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 1.0%
Geberit AG	170,697	$25,846,398

Consumer Products - 6.1%
Henkel KGaA, IPS	752,421	$35,453,381
Kao Corp.	2,707,300	59,983,964
KOSE Corp.	1,189,600	28,367,636
Reckitt Benckiser Group PLC	660,870	31,154,546

		$154,959,527
Containers - 0.4%
Smurfit Kappa Group PLC (a)	1,178,901	$8,985,183

Electrical Equipment - 2.2%
Legrand S.A. (l)	782,660	$23,163,136
OMRON Corp.	497,200	10,448,702
Spectris PLC	1,784,170	21,305,844

		$54,917,682
Electronics - 2.6%
Halma PLC	3,902,802	$14,095,105
Samsung Electronics Co. Ltd.	40,780	26,326,859
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,571,423	25,071,374

		$65,493,338
Energy - Independent - 1.1%
INPEX Corp.	4,455	$27,964,444

Energy - Integrated - 4.2%
Royal Dutch Shell PLC, “A”	2,154,510	$57,059,225
TOTAL S.A. (l)	1,044,064	48,425,248

		$105,484,473
Food & Beverages - 5.0%
Barry Callebaut AG	10,854	$6,573,913
Binggrae Co. Ltd.	99,420	4,003,218
Groupe Danone (l)	687,878	35,532,470
Nestle S.A.	1,480,705	67,132,980
Nong Shim Co. Ltd.	71,896	13,637,341

		$126,879,922
Food & Drug Stores - 1.2%
Lawson, Inc.	726,400	$30,889,438

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 0.3%
Daiei, Inc. (a)(l)	1,507,950	$6,635,807

Insurance - 7.2%
Amlin PLC	1,703,673	$9,276,337
Catlin Group Ltd.	3,123,107	14,813,604
Euler Hermes (a)	127,957	8,226,662
Hiscox Ltd.	4,499,362	22,099,721
ING Groep N.V. (a)	2,784,020	22,194,239
Jardine Lloyd Thompson Group PLC	2,905,777	23,407,472
Muenchener Ruckvers AG	217,800	27,711,252
SNS REAAL Groep N.V. (a)	1,445,020	7,144,533
Swiss Reinsurance Co.	431,890	17,649,288
Zurich Financial Services Ltd.	136,378	27,942,298

		$180,465,406
Leisure & Toys - 0.4%
Sankyo Co. Ltd.	257,500	$11,133,608

Machinery & Tools - 4.1%
ASSA ABLOY AB, “B”	1,293,310	$26,138,163
Glory Ltd.	1,181,100	26,454,048
Neopost S.A.	450,640	33,022,259
Schindler Holding AG	238,870	18,508,162

		$104,122,632
Major Banks - 4.2%
Credit Agricole S.A. (l)	1,399,989	$15,277,376
HSBC Holdings PLC	5,024,347	45,823,855
Julius Baer Group Ltd.	206,168	5,993,723
Sumitomo Mitsui Financial Group, Inc.	952,400	28,250,614
UniCredito Italiano S.p.A. (l)	5,078,934	10,863,749

		$106,209,317
Medical & Health Technology & Services - 2.5%
Kobayashi Pharmaceutical Co. Ltd.	540,400	$22,031,122
Miraca Holdings, Inc.	917,500	27,457,037
Rhoen-Klinikum AG	552,530	12,742,265

		$62,230,424
Medical Equipment - 1.9%
Smith & Nephew PLC	2,913,060	$26,513,141
Synthes, Inc.	196,300	20,551,417

		$47,064,558

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 2.0%
Ericsson, Inc., “B”	2,456,760	$25,218,475
Nokia Oyj	2,456,660	25,277,169

		$50,495,644
Other Banks & Diversified Financials - 3.4%
Anglo Irish Bank Corp. PLC (a)	851,990	$0
Bangkok Bank Public Co. Ltd.	3,212,400	12,055,146
Chiba Bank Ltd.	1,549,000	9,434,239
Dah Sing Financial Holdings Ltd. (a)	1,971,600	10,419,621
DnB NOR A.S.A.	1,924,300	19,193,306
Hachijuni Bank Ltd.	1,583,000	8,494,782
Joyo Bank Ltd.	2,322,000	8,918,519
Sapporo Hokuyo Holdings, Inc.	1,852,000	6,828,774
Unione di Banche Italiane ScpA (l)	1,101,907	9,962,895

		$85,307,282
Pharmaceuticals - 10.5%
GlaxoSmithKline PLC	3,969,720	$66,724,283
Hisamitsu Pharmaceutical Co., Inc.	388,800	14,080,000
Merck KGaA	249,740	18,033,498
Roche Holding AG	494,550	67,908,358
Sanofi-Aventis (l)	1,256,900	76,405,557
Santen, Inc.	684,000	22,781,235

		$265,932,931
Printing & Publishing - 1.1%
Reed Elsevier PLC	1,650,444	$11,547,234
Wolters Kluwer N.V.	843,160	15,578,545

		$27,125,779
Real Estate - 0.6%
Deutsche Wohnen AG (a)	1,926,492	$15,488,269

Specialty Chemicals - 1.3%
Shin-Etsu Chemical Co. Ltd.	356,300	$17,907,863
Symrise AG	706,497	14,377,965

		$32,285,828
Specialty Stores - 0.4%
Esprit Holdings Ltd.	1,602,781	$9,448,224

Telecommunications - Wireless - 5.4%
KDDI Corp.	10,904	$49,299,841

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Common Stocks - continued
Telecommunications - Wireless - continued
SmarTone Telecommunications Holdings Ltd.		6,476,500	$6,778,932
Vodafone Group PLC		39,611,069	79,498,354

			$135,577,127
Telephone Services - 2.1%
China Unicom Ltd.		7,686,000	$9,416,989
Royal KPN N.V.		3,402,661	44,275,907

			$53,692,896
Tobacco - 3.8%
British American Tobacco PLC		1,755,570	$52,091,984
Japan Tobacco, Inc.		11,545	36,183,835
Swedish Match AB		412,680	8,656,903

			$96,932,722
Trucking - 2.7%
TNT N.V.		1,200,612	$29,872,469
Yamato Holdings Co. Ltd.		2,787,200	37,835,571

			$67,708,040
Utilities - Electric Power - 1.0%
E.ON AG (l)		799,899	$24,317,403
Total Common Stocks (Identified Cost, $2,444,692,163)			$2,407,594,572

Money Market Funds (v) - 3.5%
MFS Institutional Money Market Portfolio, 0.24%, at Cost and Net Asset Value		87,990,822	$87,990,822

Collateral for Securities Loaned - 4.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value		99,883,583	$99,883,583

Issuer/Expiration Date/Strike Price	Par Amount of Contracts
Call Options Purchased - 0.0%
EUR Currency - May 2011 @ JPY 127.71	EUR	23,326,800	$541,462
EUR Currency - November 2010 @ JPY 146.31	EUR	62,560,000	26,651
Total Call Options Purchased (Premiums Paid, $2,913,247)			$568,113

15

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Par Amount of Contracts		Value ($)
Put Options Purchased - 0.0%
JPY Currency - May 2011 @ $0.0099	JPY	2,784,977,300	$359,262
JPY Currency - November 2010 @ $0.0103	JPY	9,067,500,000	879,548
Total Put Options Purchased (Premiums Paid, $2,476,971)			$1,238,810
Total Investments (Identified Cost, $2,637,956,786)			$2,597,275,900

Other Assets, Less Liabilities - (3.0)%			(76,358,819)
Net Assets - 100.0%			$2,520,917,081

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
JPY	Japanese Yen

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,549,965,964)	$2,509,285,078
Underlying funds, at cost and value	87,990,822
Total investments, at value, including $93,995,888 of securities on loan (identified cost, $2,637,956,786)	$2,597,275,900
Cash	3,017
Foreign currency, at value (identified cost, $3,595,948)	3,582,928
Receivables for
Investments sold	1,577
Fund shares sold	17,614,634
Interest and dividends	14,593,625
Other assets	15,075
Total assets	$2,633,086,756
Liabilities
Payables for
Investments purchased	$7,898,325
Fund shares reacquired	2,621,222
Collateral for securities loaned, at value	99,883,583
Payable to affiliates
Investment adviser	280,776
Shareholder servicing costs	766,651
Distribution and service fees	66,609
Administrative services fee	4,736
Payable for independent Trustees’ compensation	2,392
Accrued expenses and other liabilities	645,381
Total liabilities	$112,169,675
Net assets	$2,520,917,081
Net assets consist of
Paid-in capital	$2,705,797,483
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $248,445 deferred country tax)	(41,073,276)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(180,846,967)
Undistributed net investment income	37,039,841
Net assets	$2,520,917,081
Shares of beneficial interest outstanding	120,569,393

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,308,449,451	63,068,521	$20.75
Class B	21,960,987	1,103,415	19.90
Class C	66,124,183	3,428,915	19.28
Class I	830,161,960	38,497,844	21.56
Class W	67,769,785	3,260,964	20.78
Class R1	97,943	4,994	19.61
Class R2	111,399,232	5,662,852	19.67
Class R3	46,545,854	2,249,064	20.70
Class R4	68,407,686	3,292,824	20.77

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.02 [100 / 94.25 x $20.75]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$70,818,706
Interest	1,436,975
Dividends from underlying funds	160,300
Foreign taxes withheld	(6,663,004)
Total investment income	$65,752,977
Expenses
Management fee	$17,599,656
Distribution and service fees	3,815,885
Shareholder servicing costs	3,548,450
Administrative services fee	324,871
Independent Trustees’ compensation	42,959
Custodian fee	727,177
Shareholder communications	262,098
Auditing fees	60,786
Legal fees	43,291
Miscellaneous	412,179
Total expenses	$26,837,352
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(11,067)
Net expenses	$26,826,277
Net investment income	$38,926,700
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $1,166,663 country tax)	$1,809,655
Foreign currency transactions	(48,807)
Net realized gain (loss) on investments and foreign currency transactions	$1,760,848
Change in unrealized appreciation (depreciation)
Investments (net of $248,445 increase in deferred country tax)	$197,328
Translation of assets and liabilities in foreign currencies	(483,337)
Net unrealized gain (loss) on investments and foreign currency translation	$(286,009)
Net realized and unrealized gain (loss) on investments and foreign currency	$1,474,839
Change in net assets from operations	$40,401,539

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2010	2009
Change in net assets
From operations
Net investment income	$38,926,700	$21,395,507
Net realized gain (loss) on investments and foreign currency transactions	1,760,848	(182,773,155)
Net unrealized gain (loss) on investments and foreign currency translation	(286,009)	(98,881,807)
Change in net assets from operations	$40,401,539	$(260,259,455)
Distributions declared to shareholders
From net investment income	$(20,746,942)	$(20,833,206)
From net realized gain on investments	—	(56,140,715)
Total distributions declared to shareholders	$(20,746,942)	$(76,973,921)
Change in net assets from fund share transactions	$1,160,640,301	$390,243,701
Total change in net assets	$1,180,294,898	$53,010,325
Net assets
At beginning of period	1,340,622,183	1,287,611,858
At end of period (including undistributed net investment income of $37,039,841 and $20,075,553, respectively)	$2,520,917,081	$1,340,622,183

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.35	$30.23	$32.74	$29.16	$24.20
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.46	$0.63	$0.49	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.19	(9.27)	(0.62)	5.75	6.62
Total from investment operations	$1.61	$(8.81)	$0.01	$6.24	$7.00
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.55)	$(0.37)	$(0.42)	$(0.21)
From net realized gain on investments	—	(1.52)	(2.15)	(2.24)	(1.83)
Total distributions declared to shareholders	$(0.21)	$(2.07)	$(2.52)	$(2.66)	$(2.04)
Net asset value, end of period	$20.75	$19.35	$30.23	$32.74	$29.16
Total return (%) (r)(s)(t)	8.21	(28.97)	(0.05)	22.17	30.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.48	1.45	1.49	1.63
Expenses after expense reductions (f)	1.35	1.48	1.45	1.49	1.60
Net investment income	1.88	2.32	2.03	1.61	1.41
Portfolio turnover	25	52	35	49	54
Net assets at end of period (000 omitted)	$1,308,449	$542,453	$400,018	$386,570	$242,369

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.54	$29.09	$31.55	$28.19	$23.47
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.15	$0.33	$0.25	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.19	(8.75)	(0.52)	5.57	6.45
Total from investment operations	$1.36	$(8.60)	$(0.19)	$5.82	$6.62
Less distributions declared to shareholders
From net investment income	$—	$(0.43)	$(0.12)	$(0.22)	$(0.07)
From net realized gain on investments	—	(1.52)	(2.15)	(2.24)	(1.83)
Total distributions declared to shareholders	$—	$(1.95)	$(2.27)	$(2.46)	$(1.90)
Net asset value, end of period	$19.90	$18.54	$29.09	$31.55	$28.19
Total return (%) (r)(s)(t)	7.34	(29.42)	(0.69)	21.36	29.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.16	2.10	2.14	2.28
Expenses after expense reductions (f)	2.10	2.16	2.10	2.14	2.25
Net investment income	0.80	0.72	1.10	0.86	0.64
Portfolio turnover	25	52	35	49	54
Net assets at end of period (000 omitted)	$21,961	$22,952	$51,764	$79,000	$70,758

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.01	$28.39	$30.89	$27.67	$23.14
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.36	$0.28	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.14	(8.58)	(0.54)	5.43	6.34
Total from investment operations	$1.33	$(8.40)	$(0.18)	$5.71	$6.52
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.46)	$(0.17)	$(0.25)	$(0.16)
From net realized gain on investments	—	(1.52)	(2.15)	(2.24)	(1.83)
Total distributions declared to shareholders	$(0.06)	$(1.98)	$(2.32)	$(2.49)	$(1.99)
Net asset value, end of period	$19.28	$18.01	$28.39	$30.89	$27.67
Total return (%) (r)(s)(t)	7.37	(29.44)	(0.69)	21.36	29.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.16	2.10	2.14	2.28
Expenses after expense reductions (f)	2.10	2.16	2.10	2.14	2.25
Net investment income	0.95	0.92	1.22	0.96	0.68
Portfolio turnover	25	52	35	49	54
Net assets at end of period (000 omitted)	$66,124	$49,093	$76,841	$91,372	$62,896

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.07	$31.20	$33.71	$29.94	$24.75
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.49	$0.77	$0.64	$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	1.28	(9.51)	(0.64)	5.88	6.68
Total from investment operations	$1.72	$(9.02)	$0.13	$6.52	$7.28
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.59)	$(0.49)	$(0.51)	$(0.26)
From net realized gain on investments	—	(1.52)	(2.15)	(2.24)	(1.83)
Total distributions declared to shareholders	$(0.23)	$(2.11)	$(2.64)	$(2.75)	$(2.09)
Net asset value, end of period	$21.56	$20.07	$31.20	$33.71	$29.94
Total return (%) (r)(s)	8.46	(28.73)	0.31	22.56	30.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.16	1.10	1.14	1.28
Expenses after expense reductions (f)	1.10	1.16	1.10	1.14	1.25
Net investment income	1.91	2.29	2.43	2.04	2.17
Portfolio turnover	25	52	35	49	54
Net assets at end of period (000 omitted)	$830,162	$668,802	$756,900	$617,518	$301,533

See Notes to Financial Statements

23

Financial Highlights – continued

Class W	Years ended 5/31
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$19.37	$30.23	$32.75	$29.16	$30.18
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.65	$0.60	$0.89	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	(9.40)	(0.51)	5.43	(1.22	)(g)
Total from investment operations	$1.63	$(8.75)	$0.09	$6.32	$(1.02)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.59)	$(0.46)	$(0.49)	$—
From net realized gain on investments	—	(1.52)	(2.15)	(2.24)	—
Total distributions declared to shareholders	$(0.22)	$(2.11)	$(2.61)	$(2.73)	$—
Net asset value, end of period	$20.78	$19.37	$30.23	$32.75	$29.16
Total return (%) (r)(s)	8.34	(28.78)	0.22	22.48	(3.38	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.29	1.21	1.24	1.37	(a)
Expenses after expense reductions (f)	1.21	1.29	1.21	1.24	1.35	(a)
Net investment income	2.10	3.64	2.04	3.22	8.00	(a)
Portfolio turnover	25	52	35	49	54
Net assets at end of period (000 omitted)	$67,770	$20,807	$2,089	$1,031	$97

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$18.37	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.19	(2.21	)(g)
Total from investment operations	$1.36	$(2.04)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.59)
From net realized gain on investments	—	(1.52)
Total distributions declared to shareholders	$(0.12)	$(2.11)
Net asset value, end of period	$19.61	$18.37
Total return (%) (r)(s)	7.35	(8.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.21	(a)
Expenses after expense reductions (f)	2.10	2.21	(a)
Net investment income	0.84	1.52	(a)
Portfolio turnover	25	52
Net assets at end of period (000 omitted)	$98	$91

Class R2	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$18.42	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	1.08	(2.78	)(g)
Total from investment operations	$1.48	$(1.99)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.59)
From net realized gain on investments	—	(1.52)
Total distributions declared to shareholders	$(0.23)	$(2.11)
Net asset value, end of period	$19.67	$18.42
Total return (%) (r)(s)	7.91	(8.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.71	(a)
Expenses after expense reductions (f)	1.61	1.71	(a)
Net investment income	1.85	6.93	(a)
Portfolio turnover	25	52
Net assets at end of period (000 omitted)	$111,399	$7,828

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$19.32	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	(2.64	)(g)
Total from investment operations	$1.61	$(2.03)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.59)
From net realized gain on investments	—	(1.52)
Total distributions declared to shareholders	$(0.23)	$(2.11)
Net asset value, end of period	$20.70	$19.32
Total return (%) (r)(s)	8.21	(8.42	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.46	(a)
Expenses after expense reductions (f)	1.36	1.45	(a)
Net investment income	2.15	5.26	(a)
Portfolio turnover	25	52
Net assets at end of period (000 omitted)	$46,546	$6,327

Class R4	Years ended 5/31
	2010	2009 (i)
Net asset value, beginning of period	$19.35	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.90
Net realized and unrealized gain (loss) on investments and foreign currency	1.17	(2.90	)(g)
Total from investment operations	$1.65	$(2.00)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.59)
From net realized gain on investments	—	(1.52)
Total distributions declared to shareholders	$(0.23)	$(2.11)
Net asset value, end of period	$20.77	$19.35
Total return (%) (r)(s)	8.42	(8.29	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.21	(a)
Expenses after expense reductions (f)	1.10	1.21	(a)
Net investment income	2.15	7.60	(a)
Portfolio turnover	25	52
Net assets at end of period (000 omitted)	$68,408	$22,269

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W), and October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as

28

Notes to Financial Statements – continued

provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

29

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,407,594,572	$ —	$0	$2,407,594,572
Purchased Currency Options	—	1,806,923	—	1,806,923
Mutual Funds	187,874,405	—	—	187,874,405
Total Investments	$2,595,468,977	$1,806,923	$0	$2,597,275,900

For further information regarding security characteristics, see the Portfolio of Investments. At May 31, 2010, the fund held one Level 3 security valued at $0 which was also held and valued at $0 at May 31, 2009.

Of the Level 1 investments presented above, equity investments amounting to $1,492,468,918 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between level 1 and level 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

30

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2010:

		Fair Value (a)
Risk	Derivative	Asset Derivatives
Foreign Exchange Contracts	Purchased Currency Options	$1,806,923

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2010 as reported in the Statement of Operations:

Purchased Options
Foreign Exchange Contracts	$(3,583,295)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all

32

Notes to Financial Statements – continued

transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against

33

Notes to Financial Statements – continued

Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital

34

Notes to Financial Statements – continued

gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/10	5/31/09
Ordinary income (including any short-term capital gains)	$20,746,942	$25,344,170
Long-term capital gain	—	51,629,751
Total distributions	$20,746,942	$76,973,921

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/10
Cost of investments	$2,683,616,672
Gross appreciation	143,880,767
Gross depreciation	(230,221,539)
Net unrealized appreciation (depreciation)	$(86,340,772)

Undistributed ordinary income	37,948,302
Capital loss carryforwards	(135,187,081)
Other temporary differences	(1,300,851)

35

Notes to Financial Statements – continued

As of May 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(41,395,388)
5/31/18	(93,791,693)
$(135,187,081)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/10	Year ended 5/31/09 (i)	Year ended 5/31/10	Year ended 5/31/09 (i)
Class A	$10,015,127	$7,095,410	$—	$19,512,732
Class B	—	591,188	—	2,088,679
Class C	194,938	1,090,643	—	3,600,218
Class I	7,990,859	11,930,665	—	30,615,153
Class W	537,301	115,018	—	297,545
Class R1	594	2,623	—	6,732
Class R2	1,123,148	2,623	—	6,732
Class R3	335,166	2,518	—	6,462
Class R4	549,809	2,518	—	6,462
Total	$20,746,942	$20,833,206	$—	$56,140,715

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2010 was equivalent to an annual effective rate of 0.84% of the fund’s average daily net assets.

36

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.80%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2010. For the year ended May 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $173,127 for the year ended May 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,504,386
Class B	0.75%	0.25%	1.00%	1.00%	247,247
Class C	0.75%	0.25%	1.00%	1.00%	624,182
Class W	0.10%	—	0.10%	0.10%	49,145
Class R1	0.75%	0.25%	1.00%	1.00%	1,037
Class R2	0.25%	0.25%	0.50%	0.50%	316,799
Class R3	—	0.25%	0.25%	0.25%	73,089
Total Distribution and Service Fees					$3,815,885

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2010 based on each class’ average daily net assets.

37

Notes to Financial Statements – continued

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2010, were as follows:

Amount
Class A	$3,169
Class B	27,046
Class C	9,538

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2010, the fee was $444,002, which equated to 0.0213% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,959,767.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2010, these costs for the fund amounted to $1,144,681 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets The administrative services fee incurred for the year ended May 31, 2010 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

38

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $279 and is included in independent Trustees’ compensation for the year ended May 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,383 at May 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $20,253 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,067, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

39

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,593,941,008 and $501,781,771, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/10		Year ended 5/31/09 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	46,294,493	$1,022,695,318	23,122,265	$386,094,183
Class B	328,691	6,991,668	182,404	3,415,012
Class C	1,278,474	26,539,460	883,357	15,480,040
Class I	8,199,581	189,089,392	17,228,766	293,492,105
Class W	2,520,932	56,046,290	1,109,254	19,432,681
Class R1	4	101	4,441	100,000
Class R2	6,688,619	143,912,669	428,439	6,900,243
Class R3	2,346,881	52,298,725	353,621	6,086,214
Class R4	2,930,753	63,385,708	1,191,646	20,032,088
	70,588,428	$1,560,959,331	44,504,193	$751,032,566
Shares issued to shareholders in reinvestment of distributions
Class A	345,139	$7,810,487	1,065,961	$20,093,366
Class B	—	—	127,969	2,317,523
Class C	6,540	138,242	179,896	3,166,164
Class I	312,125	7,334,943	2,071,201	40,429,851
Class W	19,034	431,300	21,198	399,578
Class R1	28	594	521	9,355
Class R2	52,288	1,123,148	521	9,355
Class R3	14,843	335,166	477	8,980
Class R4	24,285	549,809	477	8,980
	774,282	$17,723,689	3,468,221	$66,443,152
Shares reacquired
Class A	(11,604,279)	$(254,501,643)	(9,389,038)	$(178,923,166)
Class B	(463,563)	(9,816,663)	(851,597)	(16,565,378)
Class C	(581,455)	(11,906,495)	(1,044,333)	(19,402,666)
Class I	(3,329,337)	(74,046,751)	(10,242,213)	(208,946,354)
Class W	(353,156)	(7,879,049)	(125,393)	(2,174,071)
Class R2	(1,502,980)	(32,152,191)	(4,035)	(68,980)
Class R3	(440,134)	(9,816,423)	(26,624)	(446,958)
Class R4	(813,309)	(17,923,504)	(41,028)	(704,444)
	(19,088,213)	$(418,042,719)	(21,724,261)	$(427,232,017)

40

Notes to Financial Statements – continued

	Year ended 5/31/10		Year ended 5/31/09 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	35,035,353	$776,004,162	14,799,188	$227,264,383
Class B	(134,872)	(2,824,995)	(541,224)	(10,832,843)
Class C	703,559	14,771,207	18,920	(756,462)
Class I	5,182,369	122,377,584	9,057,754	124,975,602
Class W	2,186,810	48,598,541	1,005,059	17,658,188
Class R1	32	695	4,962	109,355
Class R2	5,237,927	112,883,626	424,925	6,840,618
Class R3	1,921,590	42,817,468	327,474	5,648,236
Class R4	2,141,729	46,012,013	1,151,095	19,336,624
	52,274,497	$1,160,640,301	26,248,153	$390,243,701

(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Moderate Allocation Fund were the owners of record of approximately 21%, 4%, 3% and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each owners of record less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2010, the fund’s commitment fee and interest expense were $26,924 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

41

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	39,560,595	1,005,536,759	(957,106,532)	87,990,822

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$160,300	$87,990,822

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Value Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 19, 2010

43

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	8,456,874,999.668	114,712,117.056
Lawrence H. Cohn, M.D.	8,444,376,696.252	127,210,420.472
Maureen R. Goldfarb	8,460,199,495.629	111,387,621.095
David H. Gunning	8,457,576,247.254	114,010,869.470
William R. Gutow	8,455,357,487.045	116,229,629.680
Michael Hegarty	8,459,489,245.507	112,097,871.217
John P. Kavanaugh	8,458,820,402.042	112,766,714.682
Robert J. Manning	8,459,911,262.851	111,675,853.874
Robert C. Pozen	8,455,503,005.589	116,084,111.136
J. Dale Sherratt	8,450,242,918.036	121,344,198.689
Laurie J. Thomsen	8,465,182,679.794	106,404,436.931
Robert W. Uek	8,455,965,138.158	115,621,978.567

44

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

49

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

Benjamin Stone

Barnaby Wiener

State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2009 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

51

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $59,015,823. The fund intends to pass through foreign tax credits of $5,792,961 for the fiscal year.

52

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

SSW
NE
NNE

MFS INVESTMENT MANAGEMENT

5/31/10 Annual report

AAF-ANN-5/10

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

CONTACT INFORMATION	BACK COVER

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can help investors by providing the diversification that is important in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS® Conservative Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	20.5%
MFS Government Securities Fund	10.4%
MFS Inflation-Adjusted Bond Fund	10.4%
MFS Limited Maturity Fund	10.2%
MFS Research Fund	6.7%
MFS Core Growth Fund	5.7%
MFS Value Fund	5.7%
MFS High Income Fund	5.0%
MFS Emerging Markets Debt Fund	5.0%
MFS Mid Cap Value Fund	3.9%
MFS Mid Cap Growth Fund	3.9%
MFS Research International Fund	3.8%
MFS Diversified Target Return Fund	2.0%
MFS New Discovery Fund	2.0%
MFS International Growth Fund	1.9%
MFS International Value Fund	1.9%
MFS Global Real Estate Fund	1.0%
Cash & Other Net Assets (o)	0.0%

MFS® Moderate Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	15.6%
MFS Government Securities Fund	10.5%
MFS Value Fund	8.7%
MFS Core Growth Fund	8.7%
MFS Research Fund	8.6%
MFS Mid Cap Value Fund	7.0%
MFS Mid Cap Growth Fund	7.0%
MFS Research International Fund	5.7%
MFS Inflation-Adjusted Bond Fund	5.2%
MFS High Income Fund	5.1%
MFS Emerging Markets Debt Fund	5.1%
MFS New Discovery Fund	3.0%
MFS International Growth Fund	2.9%
MFS International Value Fund	2.9%
MFS Global Real Estate Fund	1.9%
MFS Diversified Target Return Fund	1.0%
MFS International New Discovery Fund	1.0%
Cash & Other Net Assets	0.1%

MFS® Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Value Fund	11.8%
MFS Core Growth Fund	11.8%
MFS Mid Cap Growth Fund	9.2%
MFS Mid Cap Value Fund	9.2%
MFS Research Fund	8.8%
MFS Research International Fund	7.6%
MFS Inflation-Adjusted Bond Fund	5.3%
MFS Research Bond Fund	5.3%
MFS High Income Fund	5.2%
MFS Emerging Markets Debt Fund	5.1%
MFS International Growth Fund	4.8%
MFS International Value Fund	4.8%
MFS New Discovery Fund	4.1%
MFS Global Real Estate Fund	3.0%
MFS International New Discovery Fund	1.9%
MFS Diversified Target Return Fund	1.0%
MFS Emerging Markets Equity Fund	1.0%
Cash & Other Net Assets	0.1%

(o)	Less than 0.1%.

Percentages are based on net assets as of 5/31/10.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS® Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Core Growth Fund	14.0%
MFS Value Fund	14.0%
MFS Mid Cap Value Fund	11.1%
MFS Mid Cap Growth Fund	11.1%
MFS Research Fund	10.0%
MFS International Value Fund	7.9%
MFS International Growth Fund	7.9%
MFS Research International Fund	7.8%
MFS New Discovery Fund	5.1%
MFS Global Real Estate Fund	5.0%
MFS International New Discovery Fund	4.0%
MFS Emerging Markets Equity Fund	2.0%
Cash & Other Net Assets	0.1%

Percentages are based on net assets as of 5/31/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Just prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries caused risky asset valuations to retrench considerably.

MFS Conservative Allocation Fund

Summary of results

For the twelve months ended May 31, 2010, Class A shares of the MFS Conservative Allocation Fund (the “fund”) provided a total return of 15.84%, at net asset value. This compares with a return of 8.42% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (the “Blended Index”), generated a return of 12.46%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Contributors to performance

During the reporting period, the principal contributor to performance relative to the Blended Index was the fund’s allocation to domestic equity funds and high-yield bond funds, particularly to the MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, MFS Research Fund, and MFS High Income Fund. Security selection within fixed income funds was a positive contributor to overall relative performance as these funds, particularly the MFS Research Bond Fund, significantly outperformed their respective benchmarks.

Detractors from performance

The fund’s allocation to fixed income funds, particularly to the MFS Inflation-Adjusted Bond Fund and MFS Government Securities Fund, detracted from relative performance as fixed income markets lagged equity markets over the time period. Security selection within large cap domestic equity, notably the MFS Core Growth Fund and MFS Value Fund, was also a relative detractor.

MFS Moderate Allocation Fund

Summary of results

For the twelve months ended May 31, 2010, Class A shares of the MFS Moderate Allocation Fund (the “fund”) provided a total return of 18.30%, at net asset value. This compares with a return of 20.99% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (the “Blended Index”), generated a return of 14.32%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Management Review – continued

Detractors from performance

The principal detractor from performance relative to the Blended Index was the fund’s allocation to fixed income funds, particularly to the MFS Government Securities Fund and MFS Inflation-Adjusted Bond Fund. The fund’s allocation to the MFS Research International Fund also detracted from relative results as international equity markets underperformed the domestic equity markets. Security selection within large cap domestic equity, notably the MFS Core Growth Fund and the MFS Value Fund, also held back relative returns.

Contributors to performance

During the reporting period, the principal contributor to performance relative to the Blended Index was the fund’s allocation to domestic equity funds and high-yield bond funds, particularly to the MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, MFS New Discovery Fund, MFS Research Fund, and MFS High Income Fund. Security selection within fixed income funds was a positive contributor to overall relative performance as these funds, particularly the MFS Research Bond Fund, significantly outperformed their respective benchmarks.

MFS Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2010, Class A shares of the MFS Growth Allocation Fund (the “fund”) provided a total return of 19.87%, at net asset value. This compares with a return of 20.99% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (the “Blended Index”), generated a return of 15.68%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Detractors from performance

The principal detractor from performance relative to the Blended Index was the fund’s allocation to fixed income funds, particularly the MFS Inflation-Adjusted Bond Fund, and some international equity funds, particularly the MFS Research International Fund and the MFS International Value Fund. Security selection within large cap domestic equity, notably the MFS Core Growth Fund and the MFS Value Fund, also held back relative returns.

Contributors to performance

During the reporting period, the principal contributor to performance relative to the Blended Index was the fund’s allocation to domestic funds, particularly to the MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, MFS New Discovery Fund, and MFS Research Fund. Allocation to the MFS High Income Fund also aided relative returns.

MFS Aggressive Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2010, Class A shares of the MFS Aggressive Growth Allocation Fund (the “fund”) provided a total return of 20.39%, at net asset value. This compares with a return of 20.99% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (the “Blended Index”), generated a return of 16.95%. The Blended Index reflects the blended returns of equity market indices, with percentage allocations to each index designed to resemble the equity allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Detractors from performance

The fund’s allocations to some international equity funds, particularly to the MFS Research International Fund, MFS International Value Fund, and MFS International Growth Fund, held back relative performance. Security selection within large cap domestic equity, notably the MFS Core Growth Fund and the MFS Value Fund, was also a detractor from relative returns.

Management Review – continued

Contributors to performance

During the reporting period, the key driver of performance relative to the Blended Index was the fund’s allocation to domestic equity funds, particularly to the MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, and MFS New Discovery Fund. Security selection within these funds was also a positive factor for relative returns.

Respectfully,

Joseph Flaherty

Portfolio Manager

Note to Shareholders: In February 2010, the Board of Trustees of the funds approved revisions to the target asset class allocations, underlying fund selections and underlying fund target weightings of the funds. These revisions are expected to occur on or before July 1, 2010. In accordance with these revisions, the Dow Jones-UBS Commodity Index will be added as a component of each fund’s Blended Index.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/10

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/10

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	15.84%	4.49%	4.99%
B	6/28/02	15.04%	3.79%	4.31%
C	6/28/02	15.02%	3.78%	4.30%
I	6/28/02	16.08%	4.81%	5.34%
R1	4/01/05	15.03%	3.75%	3.75%
R2	10/31/03	15.58%	4.22%	4.71%
R3	4/01/05	15.88%	4.49%	4.50%
R4	4/01/05	16.21%	4.79%	4.79%
529A	7/31/02	15.80%	4.31%	5.26%
529B	7/31/02	14.89%	3.60%	4.56%
529C	7/31/02	14.92%	3.61%	4.57%

Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		8.42%	5.33%	5.45%
MFS Conservative Allocation Fund Blended Index (f)(w)		12.46%	3.87%	5.22%

Performance Summary – continued

With sales charge
Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	9.18%	3.26%	4.21%
B With CDSC (Declining over six years from 4% to 0%) (x)	11.04%	3.44%	4.31%
C With CDSC (1% for 12 months) (x)	14.02%	3.78%	4.30%
529A With Initial Sales Charge (5.75%)	9.14%	3.08%	4.46%
529B With CDSC (Declining over six years from 4% to 0%) (x)	10.89%	3.25%	4.56%
529C With CDSC (1% for 12 months) (x)	13.92%	3.61%	4.57%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of Class A. (See Notes to Performance Summary.)
(w)	The blended index was comprised of the following indices at period end: Barclays Capital U.S. Aggregate Bond Index (61%), Standard & Poor’s 500 Stock Index (30%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (8%), and FTSE EPRA/NAREIT Global Real Estate Index (1%). For the year ended May 31, 2010, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Barclays Capital U.S. Aggregate Bond Index (f)	8.42%	5.33%	5.45%
Standard & Poor’s 500 Stock Index (f)	20.99%	0.31%	3.22%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (f)	6.84%	1.83%	5.99%
FTSE EPRA/NAREIT Global Real Estate Index (f)	27.53%	1.51%	8.80%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/10

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	18.30%	3.55%	5.21%
B	6/28/02	17.47%	2.87%	4.54%
C	6/28/02	17.39%	2.87%	4.54%
I	6/28/02	18.68%	3.92%	5.60%
R1	4/01/05	17.40%	2.82%	2.82%
R2	10/31/03	17.98%	3.30%	4.55%
R3	4/01/05	18.33%	3.57%	3.58%
R4	4/01/05	18.59%	3.83%	3.85%
529A	7/31/02	18.19%	3.37%	5.69%
529B	7/31/02	17.39%	2.68%	5.01%
529C	7/31/02	17.26%	2.67%	5.01%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		20.99%	0.31%	3.22%
MFS Moderate Allocation Fund Blended Index (f)(w)		14.32%	2.99%	5.00%

With sales charge
A With Initial Sales Charge (5.75%)		11.50%	2.33%	4.43%
B With CDSC (Declining over six years from 4% to 0%) (x)		13.47%	2.52%	4.54%
C With CDSC (1% for 12 months) (x)		16.39%	2.87%	4.54%
529A With Initial Sales Charge (5.75%)		11.39%	2.15%	4.90%
529B With CDSC (Declining over six years from 4% to 0%) (x)		13.39%	2.33%	5.01%
529C With CDSC (1% for 12 months) (x)		16.26%	2.67%	5.01%

Performance Summary – continued

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of Class A. (See Notes to Performance Summary.)
(w)	The blended index was comprised of the following indices at period end: Standard & Poor’s 500 Stock Index (44%), Barclays Capital U.S. Aggregate Bond Index (41%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (13%), and FTSE EPRA/NAREIT Global Real Estate Index (2%). For the period ended May 31, 2010, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index (f)	20.99%	0.31%	3.22%
Barclays Capital U.S. Aggregate Bond Index (f)	8.42%	5.33%	5.45%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (f)	6.84%	1.83%	5.99%
FTSE EPRA/NAREIT Global Real Estate Index (f)	27.53%	1.51%	8.80%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/10

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	19.87%	2.65%	5.24%
B	6/28/02	19.01%	1.96%	4.53%
C	6/28/02	19.00%	1.96%	4.53%
I	6/28/02	20.21%	2.99%	5.59%
R1	4/01/05	19.08%	1.91%	1.86%
R2	10/31/03	19.62%	2.39%	4.28%
R3	4/01/05	19.85%	2.63%	2.59%
R4	4/01/05	20.15%	2.93%	2.89%
529A	7/31/02	19.71%	2.44%	6.01%
529B	7/31/02	18.88%	1.77%	5.30%
529C	7/31/02	18.86%	1.76%	5.31%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		20.99%	0.31%	3.22%
MFS Growth Allocation Fund Blended Index (f)(w)		15.68%	2.04%	4.75%

With sales charge
A With Initial Sales Charge (5.75%)		12.98%	1.44%	4.46%
B With CDSC (Declining over six years from 4% to 0%) (x)		15.01%	1.61%	4.53%
C With CDSC (1% for 12 months) (x)		18.00%	1.96%	4.53%
529A With Initial Sales Charge (5.75%)		12.82%	1.24%	5.21%
529B With CDSC (Declining over six years from 4% to 0%) (x)		14.88%	1.42%	5.30%
529C With CDSC (1% for 12 months) (x)		17.86%	1.76%	5.31%

Performance Summary – continued

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of Class A. (See Notes to Performance Summary.)
(w)	The blended index was comprised of the following indices at period end: Standard & Poor’s 500 Stock Index (55%), Barclays Capital U.S. Aggregate Bond Index (21%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (21%), and FTSE EPRA/NAREIT Global Real Estate Index (3%). For the period ended May 31, 2010, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index (f)	20.99%	0.31%	3.22%
Barclays Capital U.S. Aggregate Bond Index (f)	8.42%	5.33%	5.45%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (f)	6.84%	1.83%	5.99%
FTSE EPRA/NAREIT Global Real Estate Index (f)	27.53%	1.51%	8.80%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/10

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	20.39%	1.42%	4.50%
B	6/28/02	19.43%	0.74%	3.84%
C	6/28/02	19.51%	0.75%	3.83%
I	6/28/02	20.59%	1.75%	4.87%
R1	4/01/05	19.44%	0.68%	0.64%
R2	10/31/03	20.00%	1.16%	3.43%
R3	4/01/05	20.33%	1.42%	1.39%
R4	4/01/05	20.73%	1.72%	1.68%
529A	7/31/02	20.29%	1.24%	5.59%
529B	7/31/02	19.29%	0.55%	4.84%
529C	7/31/02	19.26%	0.56%	4.87%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		20.99%	0.31%	3.22%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		16.95%	0.94%	4.42%

With sales charge
A With Initial Sales Charge (5.75%)		13.46%	0.23%	3.72%
B With CDSC (Declining over six years from 4% to 0%) (x)		15.43%	0.39%	3.84%
C With CDSC (1% for 12 months) (x)		18.51%	0.75%	3.83%
529A With Initial Sales Charge (5.75%)		13.38%	0.05%	4.80%
529B With CDSC (Declining over six years from 4% to 0%) (x)		15.29%	0.19%	4.84%
529C With CDSC (1% for 12 months) (x)		18.26%	0.56%	4.87%

Performance Summary – continued

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of Class A. (See Notes to Performance Summary.)
(w)	The blended index was comprised of the following indices at period end: Standard & Poor’s 500 Stock Index (65%), Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (30%), and FTSE EPRA/NAREIT Global Real Estate Index (5%). For the period ended May 31, 2010, the total returns for the indices are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index (f)	20.99%	0.31%	3.22%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index (f)	6.84%	1.83%	5.99%
FTSE EPRA/NAREIT Global Real Estate Index (f)	27.53%	1.51%	8.80%

(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Dow Jones-UBS Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Global Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2009 through May 31, 2010

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2009 through May 31, 2010.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	0.32%	$1,000.00	$1,019.58	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
B	Actual	1.07%	$1,000.00	$1,015.91	$5.38
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
C	Actual	1.07%	$1,000.00	$1,015.27	$5.38
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
I	Actual	0.07%	$1,000.00	$1,019.94	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
R1	Actual	1.07%	$1,000.00	$1,014.99	$5.38
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
R2	Actual	0.57%	$1,000.00	$1,018.04	$2.87
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87
R3	Actual	0.32%	$1,000.00	$1,019.11	$1.61
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
R4	Actual	0.07%	$1,000.00	$1,020.10	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
529A	Actual	0.42%	$1,000.00	$1,018.63	$2.11
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
529B	Actual	1.17%	$1,000.00	$1,014.92	$5.88
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
529C	Actual	1.17%	$1,000.00	$1,015.18	$5.88
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	0.30%	$1,000.00	$1,017.10	$1.51
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
B	Actual	1.05%	$1,000.00	$1,013.65	$5.27
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
C	Actual	1.05%	$1,000.00	$1,013.50	$5.27
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
I	Actual	0.05%	$1,000.00	$1,019.23	$0.25
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
R1	Actual	1.05%	$1,000.00	$1,013.71	$5.27
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
R2	Actual	0.55%	$1,000.00	$1,016.21	$2.76
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77
R3	Actual	0.30%	$1,000.00	$1,017.38	$1.51
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
R4	Actual	0.05%	$1,000.00	$1,018.61	$0.25
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
529A	Actual	0.40%	$1,000.00	$1,017.26	$2.01
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02
529B	Actual	1.15%	$1,000.00	$1,013.53	$5.77
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,013.30	$5.77
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	0.30%	$1,000.00	$1,010.09	$1.50
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
B	Actual	1.05%	$1,000.00	$1,006.89	$5.25
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
C	Actual	1.05%	$1,000.00	$1,006.44	$5.25
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
I	Actual	0.05%	$1,000.00	$1,011.46	$0.25
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
R1	Actual	1.05%	$1,000.00	$1,006.55	$5.25
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
R2	Actual	0.55%	$1,000.00	$1,009.21	$2.76
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77
R3	Actual	0.30%	$1,000.00	$1,009.66	$1.50
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
R4	Actual	0.05%	$1,000.00	$1,011.52	$0.25
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
529A	Actual	0.40%	$1,000.00	$1,009.47	$2.00
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02
529B	Actual	1.15%	$1,000.00	$1,006.03	$5.75
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,005.62	$5.75
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/09	Ending Account Value 5/31/10	Expenses Paid During Period (p) 12/01/09-5/31/10
A	Actual	0.32%	$1,000.00	$1,001.39	$1.60
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
B	Actual	1.07%	$1,000.00	$997.42	$5.33
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
C	Actual	1.07%	$1,000.00	$997.75	$5.33
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
I	Actual	0.07%	$1,000.00	$1,001.92	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
R1	Actual	1.07%	$1,000.00	$997.05	$5.33
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
R2	Actual	0.57%	$1,000.00	$999.52	$2.84
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87
R3	Actual	0.32%	$1,000.00	$1,001.72	$1.60
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
R4	Actual	0.07%	$1,000.00	$1,002.78	$0.35
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
529A	Actual	0.42%	$1,000.00	$1,000.59	$2.09
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
529B	Actual	1.17%	$1,000.00	$997.15	$5.83
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
529C	Actual	1.17%	$1,000.00	$996.58	$5.82
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

PORTFOLIOS OF INVESTMENTS

5/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Mutual Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	3,466,455	$53,903,381
MFS Diversified Target Return Fund - Class I (a)	2,028,244	18,639,566
MFS Emerging Markets Debt Fund - Class I	3,333,823	46,740,200
MFS Global Real Estate Fund - Class I	661,557	9,069,949
MFS Government Securities Fund - Class I	9,528,199	97,473,480
MFS High Income Fund - Class I	14,493,400	46,813,681
MFS Inflation-Adjusted Bond Fund - Class I	9,546,913	97,092,106
MFS International Growth Fund - Class I	851,836	17,973,731
MFS International Value Fund - Class I	831,801	17,933,631
MFS Limited Maturity Fund - Class I	15,558,592	96,152,097
MFS Mid Cap Growth Fund - Class I (a)	4,767,471	36,423,481
MFS Mid Cap Value Fund - Class I	3,273,296	36,464,521
MFS New Discovery Fund - Class I (a)	903,571	18,459,959
MFS Research Bond Fund - Class I	18,796,081	192,659,825
MFS Research Fund - Class I	2,890,190	62,746,030
MFS Research International Fund - Class I	2,807,757	35,798,901
MFS Value Fund - Class I	2,660,253	53,870,121
Total Mutual Funds (Identified Cost, $822,691,240)		$938,214,660

Short-Term Obligations (y) - 0.1%
Bank of America Corp., 0.22%, due 6/01/10 at Amortized Cost and Value	$1,016,000	$1,016,000
Total Investments (Identified Cost, $823,707,240)		$939,230,660

Other Assets, Less Liabilities - (0.1)%		(579,933)
Net Assets - 100.0%		$938,650,727

MFS MODERATE ALLOCATION FUND

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	11,217,338	$174,429,600
MFS Diversified Target Return Fund - Class I (a)	2,214,138	20,347,926
MFS Emerging Markets Debt Fund - Class I	7,283,854	102,119,631
MFS Global Real Estate Fund - Class I	2,841,085	38,951,281
MFS Government Securities Fund - Class I	20,668,283	211,436,531
MFS High Income Fund - Class I	31,638,426	102,192,116
MFS Inflation-Adjusted Bond Fund - Class I	10,354,903	105,309,362
MFS International Growth Fund - Class I	2,733,178	57,670,059
MFS International New Discovery Fund - Class I	1,088,602	19,322,688
MFS International Value Fund - Class I	2,674,299	57,657,888
MFS Mid Cap Growth Fund - Class I (a)	18,362,093	140,286,388
MFS Mid Cap Value Fund - Class I	12,613,179	140,510,812
MFS New Discovery Fund - Class I (a)	2,968,571	60,647,897
MFS Research Bond Fund - Class I	30,642,936	314,090,099
MFS Research Fund - Class I	8,019,837	174,110,655
MFS Research International Fund - Class I	8,988,553	114,604,053
MFS Value Fund - Class I	8,618,663	174,527,935
Total Mutual Funds (Identified Cost, $1,723,074,945)		$2,008,214,921

Other Assets, Less Liabilities - 0.1%		2,385,053
Net Assets - 100.0%		$2,010,599,974

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	16,153,117	$251,180,968
MFS Diversified Target Return Fund - Class I (a)	2,378,830	21,861,446
MFS Emerging Markets Debt Fund - Class I	7,833,286	109,822,666
MFS Emerging Markets Equity Fund - Class I	760,013	21,090,355
MFS Global Real Estate Fund - Class I	4,599,434	63,058,242
MFS High Income Fund - Class I	34,255,852	110,646,401
MFS Inflation-Adjusted Bond Fund - Class I	11,135,387	113,246,890
MFS International Growth Fund - Class I	4,849,519	102,324,857
MFS International New Discovery Fund - Class I	2,341,240	41,557,012
MFS International Value Fund - Class I	4,743,477	102,269,371
MFS Mid Cap Growth Fund - Class I (a)	25,846,574	197,467,827
MFS Mid Cap Value Fund - Class I	17,689,906	197,065,557
MFS New Discovery Fund - Class I (a)	4,342,201	88,711,176
MFS Research Bond Fund - Class I	10,987,284	112,619,659
MFS Research Fund - Class I	8,679,282	188,427,212
MFS Research International Fund - Class I	12,720,666	162,188,485
MFS Value Fund - Class I	12,408,520	251,272,530
Total Mutual Funds (Identified Cost, $1,874,816,955)		$2,134,810,654

Other Assets, Less Liabilities - 0.1%		1,942,706
Net Assets - 100.0%		$2,136,753,360

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Mutual Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Core Growth Fund - Class I	8,298,582	$129,042,957
MFS Emerging Markets Equity Fund - Class I	667,809	18,531,697
MFS Global Real Estate Fund - Class I	3,390,951	46,489,936
MFS International Growth Fund - Class I	3,444,372	72,676,243
MFS International New Discovery Fund - Class I	2,072,479	36,786,506
MFS International Value Fund - Class I	3,372,669	72,714,738
MFS Mid Cap Growth Fund - Class I (a)	13,397,218	102,354,749
MFS Mid Cap Value Fund - Class I	9,194,467	102,426,358
MFS New Discovery Fund - Class I (a)	2,310,047	47,194,265
MFS Research Fund - Class I	4,239,013	92,028,977
MFS Research International Fund - Class I	5,636,702	71,867,951
MFS Value Fund - Class I	6,367,750	128,946,937
Total Mutual Funds (Identified Cost, $818,982,732)		$921,061,314

Other Assets, Less Liabilities - 0.1%		668,626
Net Assets - 100.0%		$921,729,940

Portfolio Footnotes:

(a)	Non-income producing security.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/10

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments –
Underlying funds, at value (Identified cost, $822,691,240, $1,723,074,945, $1,874,816,955, and $818,982,732, respectively)	$938,214,660	$2,008,214,921	$2,134,810,654	$921,061,314
Short-Term obligations, at Amortized Cost and Value	1,016,000	—	—	—
Total investments, at value (identified cost, $823,707,240, $1,723,074,945, $1,874,816,955, and $818,982,732, respectively)	$939,230,660	$2,008,214,921	$2,134,810,654	$921,061,314
Cash	605	—	—	—
Receivables for
Investments sold	—	925,706	2,749,048	1,921,277
Fund shares sold	3,431,199	5,578,391	3,310,019	1,204,160
Other assets	5,846	12,905	14,404	6,414
Total assets	$942,668,310	$2,014,731,923	$2,140,884,125	$924,193,165

Liabilities
Payable to custodian	$—	$94,032	$826,403	$585,302
Payables for
Investments purchased	2,704,903	1,510,261	358,511	354,645
Fund shares reacquired	1,146,340	2,230,962	2,610,918	1,343,465
Payable to affiliates
Shareholder servicing costs	4,671	14,199	19,067	15,638
Distribution and service fees	69,579	152,910	165,212	63,924
Administrative services fee	240	240	240	240
Program manager fee	1,227	1,579	2,151	1,288
Payable for independent Trustees’ compensation	23	109	143	47
Accrued expenses and other liabilities	90,600	127,657	148,120	98,676
Total liabilities	$4,017,583	$4,131,949	$4,130,765	$2,463,225
Net assets	$938,650,727	$2,010,599,974	$2,136,753,360	$921,729,940

Net assets consist of
Paid-in capital	$888,991,641	$1,960,625,153	$2,226,552,758	$1,001,279,582
Unrealized appreciation (depreciation) on investments	115,523,420	285,139,976	259,993,699	102,078,582
Accumulated net realized gain (loss) on investments	(75,222,145)	(255,473,940)	(368,885,386)	(190,049,800)
Undistributed net investment income	9,357,811	20,308,785	19,092,289	8,421,576
Net assets	$938,650,727	$2,010,599,974	$2,136,753,360	$921,729,940

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net Assets
Class A	$363,769,281	$787,430,459	$863,549,859	$341,600,023
Class B	119,884,977	339,313,208	380,612,363	129,829,109
Class C	179,261,685	374,145,716	380,111,250	130,115,063
Class I	22,334,308	13,172,717	22,214,309	22,721,021
Class R1	14,914,335	34,274,369	35,478,483	19,715,236
Class R2	67,403,095	149,996,787	149,370,356	80,128,988
Class R3	58,744,200	116,291,046	103,042,636	50,898,858
Class R4	22,768,076	80,705,915	45,478,156	52,886,754
Class 529A	46,486,869	64,418,538	87,396,656	61,719,521
Class 529B	14,592,365	22,364,980	32,393,579	11,953,619
Class 529C	28,491,536	28,486,239	37,105,713	20,161,748
Total net assets	$938,650,727	$2,010,599,974	$2,136,753,360	$921,729,940

Shares of beneficial interest outstanding
Class A	31,012,299	65,681,992	72,083,478	28,777,484
Class B	10,301,081	28,596,934	32,173,937	11,135,134
Class C	15,476,570	31,631,915	32,210,095	11,179,462
Class I	1,890,378	1,087,224	1,842,462	1,889,524
Class R1	1,310,609	2,949,983	3,067,085	1,722,729
Class R2	5,882,349	12,733,826	12,716,307	6,877,577
Class R3	5,041,443	9,759,798	8,663,156	4,314,081
Class R4	1,941,157	6,737,785	3,798,509	4,449,594
Class 529A	3,980,978	5,395,087	7,341,396	5,226,713
Class 529B	1,271,262	1,900,756	2,766,512	1,035,901
Class 529C	2,480,308	2,424,735	3,175,763	1,752,602
Total shares of beneficial interest outstanding	80,588,434	168,900,035	179,838,700	78,360,801

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$11.73	$11.99	$11.98	$11.87
Offering price per share (100 / 94.25 × net asset value per share)	$12.45	$12.72	$12.71	$12.59

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.64	$11.87	$11.83	$11.66

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.58	$11.83	$11.80	$11.64

Class I shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$11.81	$12.12	$12.06	$12.02

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$11.38	$11.62	$11.57	$11.44

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$11.46	$11.78	$11.75	$11.65

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$11.65	$11.92	$11.89	$11.80

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$11.73	$11.98	$11.97	$11.89

Class 529A shares
Net asset value and redemption price per share
(net assets/shares of beneficial interest outstanding)	$11.68	$11.94	$11.90	$11.81
Offering price per share (100 / 94.25 × net asset value per share)	$12.39	$12.67	$12.63	$12.53

Class 529B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.48	$11.77	$11.71	$11.54

Class 529C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.49	$11.75	$11.68	$11.50

On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/10

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income
Dividends from underlying funds	$26,771,443	$51,187,310	$44,122,136	$12,629,165
Interest	2,226	3,464	2,266	1,220
Total investment income	$26,773,669	$51,190,774	$44,124,402	$12,630,385
Expenses
Distribution and service fees	$4,520,314	$10,606,588	$11,762,948	$4,644,419
Program manager fees	65,756	86,560	116,739	64,985
Shareholder servicing costs	41,524	118,684	180,471	146,645
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees’ compensation	24,178	51,063	55,793	24,915
Custodian fee	105,862	131,444	131,545	117,354
Shareholder communications	68,212	176,646	262,168	121,172
Auditing fees	31,002	31,002	31,002	31,002
Legal fees	17,383	39,455	42,594	18,110
Miscellaneous	213,454	309,708	315,514	192,955
Total expenses	$5,105,185	$11,568,650	$12,916,274	$5,379,057
Fees paid indirectly	(3)	(1)	(1)	—
Reduction of expenses by investment adviser	(4,456)	(10,216)	(11,226)	(4,986)
Net expenses	$5,100,726	$11,558,433	$12,905,047	$5,374,071
Net investment income	$21,672,943	$39,632,341	$31,219,355	$7,256,314

Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions from underlying funds	$2,803,324	$(1,239,547)	$1,708,949	$(8,249,279)
Capital gain distributions from underlying funds	1,339,391	6,076,085	10,228,445	7,384,524
Net realized gain (loss) on investments	$4,142,715	$4,836,538	$11,937,394	$(864,755)
Change in unrealized appreciation (depreciation) on investments	$82,716,311	$244,030,668	$302,842,729	$151,593,503
Net realized and unrealized gain (loss) on investments	$86,859,026	$248,867,206	$314,780,123	$150,728,748
Change in net assets from operations	$108,531,969	$288,499,547	$345,999,478	$157,985,062

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/10	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$21,672,943	$39,632,341	$31,219,355	$7,256,314
Net realized gain (loss) on investments	4,142,715	4,836,538	11,937,394	(864,755)
Net unrealized gain (loss) on investments	82,716,311	244,030,668	302,842,729	151,593,503
Change in net assets from operations	$108,531,969	$288,499,547	$345,999,478	$157,985,062

Distributions declared to shareholders
From net investment income	$(22,383,037)	$(47,700,035)	$(43,864,845)	$(10,340,046)
Change in net assets from fund share transactions	$163,648,358	$124,449,580	$33,158,632	$(34,587,334)
Total change in net assets	$249,797,290	$365,249,092	$335,293,265	$113,057,682

Net assets
At beginning of period	688,853,437	1,645,350,882	1,801,460,095	808,672,258
At end of period	$938,650,727	$2,010,599,974	$2,136,753,360	$921,729,940
Undistributed net investment income included in net assets at end of period	$9,357,811	$20,308,785	$19,092,289	$8,421,576

Year ended 5/31/09	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$19,031,591	$40,873,327	$32,069,081	$4,130,444
Net realized gain (loss) on investments	(75,336,089)	(248,505,476)	(366,472,090)	(178,567,265)
Net unrealized gain (loss) on investments	(34,140,500)	(259,017,327)	(435,612,830)	(268,294,259)
Change in net assets from operations	$(90,444,998)	$(466,649,476)	$(770,015,839)	$(442,731,080)

Distributions declared to shareholders
From net investment income	$(21,239,446)	$(50,174,726)	$(41,662,060)	$(11,732,163)
From net realized gain on investments	(4,823,755)	(13,493,454)	(32,151,708)	(19,062,819)
Total distributions declared to shareholders	$(26,063,201)	$(63,668,180)	$(73,813,768)	$(30,794,982)
Change in net assets from fund share transactions	$25,214,054	$(93,443,587)	$(64,688,329)	$(14,904,363)
Total change in net assets	$(91,294,145)	$(623,761,243)	$(908,517,936)	$(488,430,425)

Net assets
At beginning of period	780,147,582	2,269,112,125	2,709,978,031	1,297,102,683
At end of period	$688,853,437	$1,645,350,882	$1,801,460,095	$808,672,258
Undistributed net investment income included in net assets at end of period	$8,728,514	$22,300,394	$21,509,334	$4,120,784

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.43	$12.22	$12.58	$11.68	$11.41

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.38	$0.36	$0.30
Net realized and unrealized gain (loss) on investments	1.31	(1.68)	(0.12)	1.05	0.29
Total from investment operations	$1.65	$(1.36)	$0.26	$1.41	$0.59

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.36)	$(0.36)	$(0.29)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.35)	$(0.43)	$(0.62)	$(0.51)	$(0.32)
Net asset value, end of period	$11.73	$10.43	$12.22	$12.58	$11.68
Total return (%) (r)(s)(t)	15.84	(10.79)	2.05	12.25	5.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.38	0.43	0.49	0.52
Expenses after expense reductions (f)(h)	0.31	0.38	0.43	0.45	0.45
Net investment income	2.95	3.06	3.04	2.96	2.55
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$363,769	$264,183	$285,817	$298,190	$251,699

	Years ended 5/31
Class B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.35	$12.11	$12.46	$11.57	$11.31

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.29	$0.28	$0.22
Net realized and unrealized gain (loss) on investments	1.31	(1.66)	(0.11)	1.04	0.29
Total from investment operations	$1.56	$(1.41)	$0.18	$1.32	$0.51

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.27)	$(0.28)	$(0.22)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.27)	$(0.35)	$(0.53)	$(0.43)	$(0.25)
Net asset value, end of period	$11.64	$10.35	$12.11	$12.46	$11.57
Total return (%) (r)(s)(t)	15.04	(11.41)	1.43	11.52	4.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.08	1.14	1.17
Expenses after expense reductions (f)(h)	1.06	1.06	1.08	1.10	1.10
Net investment income	2.21	2.38	2.38	2.32	1.90
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$119,885	$111,281	$150,268	$162,210	$162,941

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.31	$12.08	$12.44	$11.56	$11.30

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.29	$0.28	$0.22
Net realized and unrealized gain (loss) on investments	1.30	(1.66)	(0.11)	1.03	0.29
Total from investment operations	$1.55	$(1.41)	$0.18	$1.31	$0.51

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.29)	$(0.28)	$(0.28)	$(0.22)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.28)	$(0.36)	$(0.54)	$(0.43)	$(0.25)
Net asset value, end of period	$11.58	$10.31	$12.08	$12.44	$11.56
Total return (%) (r)(s)(t)	15.02	(11.44)	1.42	11.47	4.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.08	1.14	1.17
Expenses after expense reductions (f)(h)	1.06	1.06	1.08	1.10	1.10
Net investment income	2.20	2.38	2.37	2.32	1.90
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$179,262	$127,617	$146,794	$139,457	$130,916

	Years ended 5/31
Class I	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.50	$12.31	$12.67	$11.75	$11.48

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.42	$0.41	$0.34
Net realized and unrealized gain (loss) on investments	1.33	(1.70)	(0.11)	1.06	0.29
Total from investment operations	$1.69	$(1.34)	$0.31	$1.47	$0.63

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.41)	$(0.40)	$(0.33)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.38)	$(0.47)	$(0.67)	$(0.55)	$(0.36)
Net asset value, end of period	$11.81	$10.50	$12.31	$12.67	$11.75
Total return (%) (r)(s)	16.08	(10.53)	2.39	12.72	5.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.06	0.08	0.14	0.17
Expenses after expense reductions (f)(h)	0.06	0.06	0.08	0.10	0.10
Net investment income	3.15	3.37	3.36	3.30	2.91
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$22,334	$28,664	$31,455	$24,782	$18,158

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.13	$11.88	$12.31	$11.48	$11.30

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.24	$0.27	$0.26	$0.22
Net realized and unrealized gain (loss) on investments	1.27	(1.63)	(0.10)	1.04	0.29
Total from investment operations	$1.52	$(1.39)	$0.17	$1.30	$0.51

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.34)	$(0.32)	$(0.30)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.27)	$(0.36)	$(0.60)	$(0.47)	$(0.33)
Net asset value, end of period	$11.38	$10.13	$11.88	$12.31	$11.48
Total return (%) (r)(s)	15.03	(11.43)	1.32	11.44	4.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.14	1.30	1.37
Expenses after expense reductions (f)(h)	1.06	1.06	1.14	1.19	1.21
Net investment income	2.21	2.37	2.25	2.18	1.88
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$14,914	$13,293	$14,563	$4,739	$1,145

	Years ended 5/31
Class R2	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.20	$11.97	$12.36	$11.51	$11.29

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.30	$0.33	$0.32	$0.26
Net realized and unrealized gain (loss) on investments	1.29	(1.65)	(0.10)	1.04	0.28
Total from investment operations	$1.59	$(1.35)	$0.23	$1.36	$0.54

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.35)	$(0.36)	$(0.36)	$(0.29)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.33)	$(0.42)	$(0.62)	$(0.51)	$(0.32)
Net asset value, end of period	$11.46	$10.20	$11.97	$12.36	$11.51
Total return (%) (r)(s)	15.58	(10.96)	1.79	12.00	4.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.56	0.56	0.65	0.85	0.92
Expenses after expense reductions (f)(h)	0.56	0.56	0.64	0.74	0.76
Net investment income	2.70	2.89	2.74	2.61	2.29
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$67,403	$50,486	$53,613	$21,885	$3,004

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.36	$12.16	$12.52	$11.65	$11.41

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.37	$0.34	$0.23
Net realized and unrealized gain (loss) on investments	1.30	(1.69)	(0.10)	1.06	0.36 (g)
Total from investment operations	$1.64	$(1.36)	$0.27	$1.40	$0.59

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.37)	$(0.38)	$(0.32)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.35)	$(0.44)	$(0.63)	$(0.53)	$(0.35)
Net asset value, end of period	$11.65	$10.36	$12.16	$12.52	$11.65
Total return (%) (r)(s)	15.88	(10.81)	2.14	12.18	5.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.31	0.40	0.53	0.57
Expenses after expense reductions (f)(h)	0.31	0.31	0.40	0.49	0.50
Net investment income	2.91	3.16	3.02	2.88	2.54
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$58,744	$24,366	$23,001	$13,701	$2,518

	Years ended 5/31
Class R4	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.42	$12.22	$12.58	$11.68	$11.41

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.36	$0.40	$0.39	$0.29
Net realized and unrealized gain (loss) on investments	1.32	(1.69)	(0.10)	1.05	0.34 (g)
Total from investment operations	$1.69	$(1.33)	$0.30	$1.44	$0.63

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.40)	$(0.39)	$(0.33)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.38)	$(0.47)	$(0.66)	$(0.54)	$(0.36)
Net asset value, end of period	$11.73	$10.42	$12.22	$12.58	$11.68
Total return (%) (r)(s)	16.21	(10.52)	2.32	12.53	5.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.06	0.13	0.24	0.27
Expenses after expense reductions (f)(h)	0.06	0.06	0.13	0.20	0.20
Net investment income	3.20	3.38	3.29	3.22	2.76
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$22,768	$17,248	$22,020	$15,512	$10,630
See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.38	$12.16	$12.52	$11.63	$11.37

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.31	$0.34	$0.33	$0.27
Net realized and unrealized gain (loss) on investments	1.32	(1.68)	(0.10)	1.05	0.29
Total from investment operations	$1.64	$(1.37)	$0.24	$1.38	$0.56

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.34)	$(0.34)	$(0.27)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.34)	$(0.41)	$(0.60)	$(0.49)	$(0.30)
Net asset value, end of period	$11.68	$10.38	$12.16	$12.52	$11.63
Total return (%) (r)(s)(t)	15.80	(10.92)	1.84	12.00	4.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.48	0.65	0.74	0.77
Expenses after expense reductions (f)(h)	0.41	0.48	0.65	0.70	0.70
Net investment income	2.80	2.95	2.80	2.71	2.31
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$46,487	$26,409	$28,935	$26,359	$17,978

	Years ended 5/31
Class 529B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.23	$12.01	$12.40	$11.54	$11.28

Income (loss) from investment operations
Net investment income (d)	$0.24	$0.23	$0.26	$0.24	$0.19
Net realized and unrealized gain (loss) on investments	1.28	(1.65)	(0.10)	1.04	0.29
Total from investment operations	$1.52	$(1.42)	$0.16	$1.28	$0.48

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.29)	$(0.27)	$(0.19)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.27)	$(0.36)	$(0.55)	$(0.42)	$(0.22)
Net asset value, end of period	$11.48	$10.23	$12.01	$12.40	$11.54
Total return (%) (r)(s)(t)	14.89	(11.50)	1.23	11.24	4.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.29	1.39	1.42
Expenses after expense reductions (f)(h)	1.16	1.16	1.29	1.35	1.35
Net investment income	2.08	2.28	2.10	2.04	1.65
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$14,592	$9,339	$7,063	$3,779	$2,008

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.23	$11.98	$12.35	$11.49	$11.25

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23	$0.26	$0.24	$0.19
Net realized and unrealized gain (loss) on investments	1.29	(1.64)	(0.11)	1.04	0.29
Total from investment operations	$1.52	$(1.41)	$0.15	$1.28	$0.48

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.26)	$(0.27)	$(0.21)
From net realized gain on investments	—	(0.07)	(0.26)	(0.15)	(0.03)
Total distributions declared to shareholders	$(0.26)	$(0.34)	$(0.52)	$(0.42)	$(0.24)
Net asset value, end of period	$11.49	$10.23	$11.98	$12.35	$11.49
Total return (%) (r)(s)(t)	14.92	(11.47)	1.18	11.22	4.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.30	1.39	1.42
Expenses after expense reductions (f)(h)	1.16	1.16	1.30	1.35	1.35
Net investment income	2.05	2.28	2.15	2.06	1.66
Portfolio turnover	5	62	11	8	4
Net assets at end of period (000 omitted)	$28,492	$15,970	$16,618	$14,845	$11,031

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.42	$13.60	$14.27	$12.76	$12.21

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.28	$0.33	$0.30	$0.25
Net realized and unrealized gain (loss) on investments	1.62	(3.03)	(0.23)	1.71	0.66
Total from investment operations	$1.91	$(2.75)	$0.10	$2.01	$0.91

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.35)	$(0.34)	$(0.31)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.43)	$(0.77)	$(0.50)	$(0.36)
Net asset value, end of period	$11.99	$10.42	$13.60	$14.27	$12.76
Total return (%) (r)(s)(t)	18.30	(19.86)	0.69	16.02	7.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.37	0.41	0.46	0.47
Expenses after expense reductions (f)(h)	0.30	0.37	0.41	0.45	0.45
Net investment income	2.43	2.63	2.39	2.22	1.97
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$787,430	$621,322	$855,064	$905,702	$773,647

	Years ended 5/31
Class B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.32	$13.44	$14.13	$12.64	$12.10

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.24	$0.21	$0.17
Net realized and unrealized gain (loss) on investments	1.60	(2.99)	(0.23)	1.69	0.66
Total from investment operations	$1.80	$(2.78)	$0.01	$1.90	$0.83

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.28)	$(0.25)	$(0.24)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.25)	$(0.34)	$(0.70)	$(0.41)	$(0.29)
Net asset value, end of period	$11.87	$10.32	$13.44	$14.13	$12.64
Total return (%) (r)(s)(t)	17.47	(20.40)	0.03	15.26	6.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.06	1.11	1.12
Expenses after expense reductions (f)(h)	1.05	1.04	1.06	1.10	1.10
Net investment income	1.69	1.95	1.74	1.58	1.32
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$339,313	$319,556	$497,161	$559,478	$525,991

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.30	$13.41	$14.11	$12.63	$12.09

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.24	$0.21	$0.17
Net realized and unrealized gain (loss) on investments	1.59	(2.97)	(0.24)	1.68	0.66
Total from investment operations	$1.79	$(2.76)	$—	$1.89	$0.83

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.28)	$(0.25)	$(0.24)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.26)	$(0.35)	$(0.70)	$(0.41)	$(0.29)
Net asset value, end of period	$11.83	$10.30	$13.41	$14.11	$12.63
Total return (%) (r)(s)(t)	17.39	(20.32)	(0.03)	15.22	6.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.06	1.11	1.12
Expenses after expense reductions (f)(h)	1.05	1.04	1.06	1.10	1.10
Net investment income	1.69	1.95	1.74	1.58	1.32
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$374,146	$304,786	$424,551	$455,611	$408,740

	Years ended 5/31
Class I	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.52	$13.74	$14.40	$12.87	$12.30

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.32	$0.38	$0.35	$0.30
Net realized and unrealized gain (loss) on investments	1.68	(3.07)	(0.23)	1.72	0.67
Total from investment operations	$1.97	$(2.75)	$0.15	$2.07	$0.97

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.39)	$(0.38)	$(0.35)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.37)	$(0.47)	$(0.81)	$(0.54)	$(0.40)
Net asset value, end of period	$12.12	$10.52	$13.74	$14.40	$12.87
Total return (%) (r)(s)	18.68	(19.58)	1.04	16.41	7.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.04	0.06	0.11	0.12
Expenses after expense reductions (f)(h)	0.05	0.04	0.06	0.10	0.10
Net investment income	2.49	2.95	2.74	2.57	2.32
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$13,173	$37,294	$48,815	$44,957	$40,643

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.12	$13.21	$13.94	$12.54	$12.09

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.22	$0.19	$0.14
Net realized and unrealized gain (loss) on investments	1.57	(2.93)	(0.22)	1.67	0.68
Total from investment operations	$1.76	$(2.73)	$—	$1.86	$0.82

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.31)	$(0.30)	$(0.32)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.26)	$(0.36)	$(0.73)	$(0.46)	$(0.37)
Net asset value, end of period	$11.62	$10.12	$13.21	$13.94	$12.54
Total return (%) (r)(s)	17.40	(20.35)	(0.05)	15.06	6.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.12	1.28	1.32
Expenses after expense reductions (f)(h)	1.05	1.04	1.12	1.19	1.20
Net investment income	1.69	1.97	1.66	1.46	1.18
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$34,274	$29,031	$33,921	$14,507	$4,640

	Years ended 5/31
Class R2	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.25	$13.39	$14.08	$12.64	$12.11

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26	$0.29	$0.25	$0.19
Net realized and unrealized gain (loss) on investments	1.59	(2.98)	(0.22)	1.68	0.69
Total from investment operations	$1.84	$(2.72)	$0.07	$1.93	$0.88

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.34)	$(0.33)	$(0.30)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.31)	$(0.42)	$(0.76)	$(0.49)	$(0.35)
Net asset value, end of period	$11.78	$10.25	$13.39	$14.08	$12.64
Total return (%) (r)(s)	17.98	(19.97)	0.47	15.56	7.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.55	0.54	0.63	0.82	0.87
Expenses after expense reductions (f)(h)	0.55	0.54	0.63	0.74	0.77
Net investment income	2.19	2.46	2.15	1.86	1.59
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$149,997	$121,453	$153,326	$68,519	$18,161

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.36	$13.53	$14.20	$12.73	$12.20

Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.33	$0.29	$0.22
Net realized and unrealized gain (loss) on investments	1.62	(3.02)	(0.23)	1.69	0.70
Total from investment operations	$1.90	$(2.73)	$0.10	$1.98	$0.92

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.35)	$(0.35)	$(0.34)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.44)	$(0.77)	$(0.51)	$(0.39)
Net asset value, end of period	$11.92	$10.36	$13.53	$14.20	$12.73
Total return (%) (r)(s)	18.33	(19.77)	0.71	15.85	7.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.29	0.39	0.51	0.52
Expenses after expense reductions (f)(h)	0.30	0.29	0.39	0.49	0.50
Net investment income	2.41	2.72	2.41	2.15	1.78
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$116,291	$86,364	$106,643	$87,814	$27,954

	Years ended 5/31
Class R4	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.41	$13.60	$14.25	$12.75	$12.21

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.32	$0.36	$0.33	$0.23
Net realized and unrealized gain (loss) on investments	1.62	(3.04)	(0.21)	1.70	0.71
Total from investment operations	$1.94	$(2.72)	$0.15	$2.03	$0.94

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.38)	$(0.37)	$(0.35)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.37)	$(0.47)	$(0.80)	$(0.53)	$(0.40)
Net asset value, end of period	$11.98	$10.41	$13.60	$14.25	$12.75
Total return (%) (r)(s)	18.59	(19.56)	1.01	16.24	7.76

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.04	0.11	0.21	0.22
Expenses after expense reductions (f)(h)	0.05	0.04	0.11	0.20	0.20
Net investment income	2.68	2.98	2.65	2.47	1.99
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$80,706	$57,284	$65,841	$42,690	$28,253

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.38	$13.54	$14.20	$12.71	$12.16

Income (loss) from investment operations
Net investment income (d)	$0.27	$0.27	$0.30	$0.26	$0.22
Net realized and unrealized gain (loss) on investments	1.62	(3.01)	(0.23)	1.70	0.66
Total from investment operations	$1.89	$(2.74)	$0.07	$1.96	$0.88

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.31)	$(0.31)	$(0.28)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.33)	$(0.42)	$(0.73)	$(0.47)	$(0.33)
Net asset value, end of period	$11.94	$10.38	$13.54	$14.20	$12.71
Total return (%) (r)(s)(t)	18.19	(19.91)	0.44	15.67	7.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.47	0.63	0.71	0.72
Expenses after expense reductions (f)(h)	0.40	0.46	0.63	0.70	0.70
Net investment income	2.27	2.54	2.16	1.97	1.72
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$64,419	$33,543	$40,969	$37,441	$29,414

	Years ended 5/31
Class 529B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.24	$13.35	$14.01	$12.56	$12.04

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.20	$0.17	$0.13
Net realized and unrealized gain (loss) on investments	1.60	(2.98)	(0.22)	1.68	0.66
Total from investment operations	$1.78	$(2.78)	$(0.02)	$1.85	$0.79

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.22)	$(0.24)	$(0.22)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.25)	$(0.33)	$(0.64)	$(0.40)	$(0.27)
Net asset value, end of period	$11.77	$10.24	$13.35	$14.01	$12.56
Total return (%) (r)(s)(t)	17.39	(20.51)	(0.18)	14.93	6.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.28	1.36	1.37
Expenses after expense reductions (f)(h)	1.15	1.14	1.28	1.35	1.35
Net investment income	1.60	1.86	1.51	1.32	1.07
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$22,365	$19,147	$25,444	$22,586	$16,274

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.24	$13.35	$14.04	$12.58	$12.05

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.21	$0.17	$0.13
Net realized and unrealized gain (loss) on investments	1.59	(2.96)	(0.23)	1.68	0.67
Total from investment operations	$1.77	$(2.77)	$(0.02)	$1.85	$0.80

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.25)	$(0.23)	$(0.22)
From net realized gain on investments	—	(0.08)	(0.42)	(0.16)	(0.05)
Total distributions declared to shareholders	$(0.26)	$(0.34)	$(0.67)	$(0.39)	$(0.27)
Net asset value, end of period	$11.75	$10.24	$13.35	$14.04	$12.58
Total return (%) (r)(s)(t)	17.26	(20.46)	(0.21)	14.94	6.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.28	1.36	1.37
Expenses after expense reductions (f)(h)	1.15	1.14	1.28	1.35	1.35
Net investment income	1.54	1.83	1.52	1.32	1.07
Portfolio turnover	7	44	8	6	2
Net assets at end of period (000 omitted)	$28,486	$15,571	$17,376	$17,364	$13,978

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.23	$14.91	$16.05	$13.88	$12.87

Income (loss) from investment operations
Net investment income (d)	$0.22	$0.21	$0.23	$0.20	$0.16
Net realized and unrealized gain (loss) on investments	1.82	(4.43)	(0.34)	2.48	1.27
Total from investment operations	$2.04	$(4.22)	$(0.11)	$2.68	$1.43

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.35)	$(0.29)	$(0.32)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.29)	$(0.46)	$(1.03)	$(0.51)	$(0.42)
Net asset value, end of period	$11.98	$10.23	$14.91	$16.05	$13.88
Total return (%) (r)(s)(t)	19.87	(27.93)	(0.77)	19.63	11.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.37	0.41	0.46	0.49
Expenses after expense reductions (f)(h)	0.30	0.37	0.40	0.44	0.45
Net investment income	1.85	1.95	1.53	1.36	1.17
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$863,550	$711,516	$1,051,512	$1,129,667	$880,411

	Years ended 5/31
Class B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.11	$14.70	$15.83	$13.70	$12.72

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.14	$0.13	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	1.80	(4.37)	(0.34)	2.45	1.25
Total from investment operations	$1.93	$(4.23)	$(0.21)	$2.55	$1.32

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.24)	$(0.20)	$(0.24)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(0.92)	$(0.42)	$(0.34)
Net asset value, end of period	$11.83	$10.11	$14.70	$15.83	$13.70
Total return (%) (r)(s)(t)	19.01	(28.45)	(1.41)	18.85	10.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.06	1.11	1.14
Expenses after expense reductions (f)(h)	1.05	1.04	1.06	1.09	1.10
Net investment income	1.10	1.27	0.89	0.71	0.51
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$380,612	$355,740	$593,661	$690,098	$594,867

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.09	$14.68	$15.81	$13.69	$12.71

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.14	$0.13	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	1.79	(4.36)	(0.33)	2.44	1.25
Total from investment operations	$1.92	$(4.22)	$(0.20)	$2.54	$1.32

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.19)	$(0.25)	$(0.20)	$(0.24)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.21)	$(0.37)	$(0.93)	$(0.42)	$(0.34)
Net asset value, end of period	$11.80	$10.09	$14.68	$15.81	$13.69
Total return (%) (r)(s)(t)	19.00	(28.45)	(1.37)	18.82	10.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.06	1.11	1.14
Expenses after expense reductions (f)(h)	1.05	1.04	1.06	1.09	1.10
Net investment income	1.09	1.27	0.89	0.71	0.51
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$380,111	$321,565	$503,816	$542,939	$448,003

	Years ended 5/31
Class I	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.29	$15.02	$16.16	$13.97	$12.94

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.25	$0.29	$0.26	$0.21
Net realized and unrealized gain (loss) on investments	1.88	(4.48)	(0.34)	2.49	1.28
Total from investment operations	$2.09	$(4.23)	$(0.05)	$2.75	$1.49

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.41)	$(0.34)	$(0.36)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.32)	$(0.50)	$(1.09)	$(0.56)	$(0.46)
Net asset value, end of period	$12.06	$10.29	$15.02	$16.16	$13.97
Total return (%) (r)(s)	20.21	(27.71)	(0.41)	20.02	11.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.04	0.05	0.11	0.14
Expenses after expense reductions (f)(h)	0.05	0.04	0.05	0.09	0.10
Net investment income	1.82	2.28	1.89	1.71	1.52
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$22,214	$52,761	$67,823	$61,883	$53,465

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.89	$14.43	$15.64	$13.59	$12.71

Income (loss) from investment operations
Net investment income (d)	$0.12	$0.13	$0.13	$0.08	$0.06
Net realized and unrealized gain (loss) on investments	1.77	(4.29)	(0.35)	2.43	1.25
Total from investment operations	$1.89	$(4.16)	$(0.22)	$2.51	$1.31

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.31)	$(0.24)	$(0.33)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.21)	$(0.38)	$(0.99)	$(0.46)	$(0.43)
Net asset value, end of period	$11.57	$9.89	$14.43	$15.64	$13.59
Total return (%) (r)(s)	19.08	(28.49)	(1.49)	18.72	10.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.04	1.12	1.28	1.34
Expenses after expense reductions (f)(h)	1.05	1.04	1.12	1.19	1.20
Net investment income	1.09	1.28	0.86	0.58	0.47
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$35,478	$31,915	$41,443	$17,596	$5,164

	Years ended 5/31
Class R2	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.04	$14.66	$15.82	$13.73	$12.76

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.19	$0.19	$0.15	$0.10
Net realized and unrealized gain (loss) on investments	1.78	(4.37)	(0.32)	2.45	1.28
Total from investment operations	$1.97	$(4.18)	$(0.13)	$2.60	$1.38

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.35)	$(0.29)	$(0.31)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.26)	$(0.44)	$(1.03)	$(0.51)	$(0.41)
Net asset value, end of period	$11.75	$10.04	$14.66	$15.82	$13.73
Total return (%) (r)(s)	19.62	(28.09)	(0.95)	19.19	10.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.55	0.54	0.63	0.83	0.89
Expenses after expense reductions (f)(h)	0.55	0.54	0.63	0.74	0.77
Net investment income	1.60	1.77	1.31	1.02	0.76
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$149,370	$126,516	$169,705	$71,128	$20,059

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.16	$14.83	$15.97	$13.84	$12.87

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.23	$0.19	$0.12
Net realized and unrealized gain (loss) on investments	1.81	(4.42)	(0.33)	2.47	1.30
Total from investment operations	$2.02	$(4.20)	$(0.10)	$2.66	$1.42

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.36)	$(0.31)	$(0.35)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.29)	$(0.47)	$(1.04)	$(0.53)	$(0.45)
Net asset value, end of period	$11.89	$10.16	$14.83	$15.97	$13.84
Total return (%) (r)(s)	19.85	(27.91)	(0.73)	19.55	11.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.29	0.39	0.51	0.54
Expenses after expense reductions (f)(h)	0.30	0.29	0.39	0.49	0.50
Net investment income	1.80	2.03	1.55	1.28	0.94
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$103,043	$72,481	$99,983	$80,683	$12,724

	Years ended 5/31
Class R4	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.22	$14.92	$16.06	$13.89	$12.88

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25	$0.28	$0.24	$0.14
Net realized and unrealized gain (loss) on investments	1.82	(4.45)	(0.34)	2.48	1.33
Total from investment operations	$2.07	$(4.20)	$(0.06)	$2.72	$1.47

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.40)	$(0.33)	$(0.36)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.32)	$(0.50)	$(1.08)	$(0.55)	$(0.46)
Net asset value, end of period	$11.97	$10.22	$14.92	$16.06	$13.89
Total return (%) (r)(s)	20.15	(27.69)	(0.48)	19.88	11.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.04	0.11	0.21	0.24
Expenses after expense reductions (f)(h)	0.05	0.04	0.11	0.20	0.20
Net investment income	2.14	2.28	1.88	1.60	1.06
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$45,478	$40,455	$71,253	$49,144	$32,963

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.17	$14.83	$15.96	$13.81	$12.82

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.20	$0.20	$0.16	$0.13
Net realized and unrealized gain (loss) on investments	1.81	(4.42)	(0.33)	2.47	1.25
Total from investment operations	$2.01	$(4.22)	$(0.13)	$2.63	$1.38

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.26)	$(0.32)	$(0.26)	$(0.29)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.28)	$(0.44)	$(1.00)	$(0.48)	$(0.39)
Net asset value, end of period	$11.90	$10.17	$14.83	$15.96	$13.81
Total return (%) (r)(s)(t)	19.71	(28.06)	(0.91)	19.32	10.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.47	0.63	0.71	0.74
Expenses after expense reductions (f)(h)	0.40	0.47	0.63	0.69	0.70
Net investment income	1.65	1.86	1.31	1.10	0.91
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$87,397	$42,897	$55,013	$49,948	$36,241

	Years ended 5/31
Class 529B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.02	$14.59	$15.72	$13.62	$12.65

Income (loss) from investment operations
Net investment income (d)	$0.12	$0.12	$0.10	$0.07	$0.04
Net realized and unrealized gain (loss) on investments	1.78	(4.33)	(0.33)	2.42	1.24
Total from investment operations	$1.90	$(4.21)	$(0.23)	$2.49	$1.28

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.22)	$(0.17)	$(0.21)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(0.90)	$(0.39)	$(0.31)
Net asset value, end of period	$11.71	$10.02	$14.59	$15.72	$13.62
Total return (%) (r)(s)(t)	18.88	(28.54)	(1.56)	18.52	10.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.28	1.36	1.39
Expenses after expense reductions (f)(h)	1.15	1.14	1.28	1.34	1.35
Net investment income	1.00	1.18	0.66	0.46	0.26
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$32,394	$26,142	$34,861	$34,319	$25,755

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.00	$14.57	$15.71	$13.62	$12.65

Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.10	$0.07	$0.04
Net realized and unrealized gain (loss) on investments	1.78	(4.33)	(0.34)	2.42	1.25
Total from investment operations	$1.89	$(4.21)	$(0.24)	$2.49	$1.29

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.22)	$(0.18)	$(0.22)
From net realized gain on investments	—	(0.18)	(0.68)	(0.22)	(0.10)
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(0.90)	$(0.40)	$(0.32)
Net asset value, end of period	$11.68	$10.00	$14.57	$15.71	$13.62
Total return (%) (r)(s)(t)	18.86	(28.54)	(1.61)	18.50	10.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.28	1.36	1.39
Expenses after expense reductions (f)(h)	1.15	1.14	1.28	1.34	1.35
Net investment income	0.93	1.12	0.67	0.45	0.26
Portfolio turnover	6	40	7	3	0 (u)
Net assets at end of period (000 omitted)	$37,106	$19,471	$20,908	$20,282	$14,713
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.99	$15.80	$17.28	$14.44	$13.07

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.07	$0.06	$0.04	$0.00 (w)
Net realized and unrealized gain (loss) on investments	1.91	(5.48)	(0.47)	3.16	1.69
Total from investment operations	$2.04	$(5.41)	$(0.41)	$3.20	$1.69

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.26)	$(0.12)	$(0.19)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.16)	$(0.40)	$(1.07)	$(0.36)	$(0.32)
Net asset value, end of period	$11.87	$9.99	$15.80	$17.28	$14.44
Total return (%) (r)(s)(t)	20.39	(33.89)	(2.50)	22.45	12.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.39	0.41	0.49	0.51
Expenses after expense reductions (f)(h)	0.32	0.39	0.41	0.45	0.45
Net investment income	1.08	0.69	0.37	0.23	0.02
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$341,600	$302,094	$469,636	$513,017	$396,481

	Years ended 5/31
Class B	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.83	$15.57	$17.03	$14.25	$12.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00 (w)	$(0.05)	$(0.06)	$(0.09)
Net realized and unrealized gain (loss) on investments	1.87	(5.38)	(0.46)	3.11	1.67
Total from investment operations	$1.91	$(5.38)	$(0.51)	$3.05	$1.58

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.12)	$(0.14)	$(0.03)	$(0.12)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.08)	$(0.36)	$(0.95)	$(0.27)	$(0.25)
Net asset value, end of period	$11.66	$9.83	$15.57	$17.03	$14.25
Total return (%) (r)(s)(t)	19.43	(34.28)	(3.11)	21.60	12.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.06	1.07	1.14	1.16
Expenses after expense reductions (f)(h)	1.07	1.06	1.06	1.10	1.10
Net investment income (loss)	0.33	0.02	(0.29)	(0.41)	(0.65)
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$129,829	$125,014	$219,017	$263,272	$220,003

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.81	$15.55	$17.02	$14.24	$12.91

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00 (w)	$(0.05)	$(0.06)	$(0.09)
Net realized and unrealized gain (loss) on investments	1.88	(5.38)	(0.46)	3.11	1.67
Total from investment operations	$1.92	$(5.38)	$(0.51)	$3.05	$1.58

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)	$(0.15)	$(0.03)	$(0.12)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.09)	$(0.36)	$(0.96)	$(0.27)	$(0.25)
Net asset value, end of period	$11.64	$9.81	$15.55	$17.02	$14.24
Total return (%) (r)(s)(t)	19.51	(34.31)	(3.13)	21.65	12.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.06	1.07	1.14	1.16
Expenses after expense reductions (f)(h)	1.07	1.06	1.06	1.09	1.10
Net investment income (loss)	0.32	0.02	(0.28)	(0.42)	(0.65)
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$130,115	$114,853	$190,963	$213,653	$162,999

	Years ended 5/31
Class I	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.12	$15.97	$17.45	$14.57	$13.19

Income (loss) from investment operations
Net investment income (d)	$0.12	$0.11	$0.12	$0.09	$0.05
Net realized and unrealized gain (loss) on investments	1.97	(5.54)	(0.47)	3.20	1.70
Total from investment operations	$2.09	$(5.43)	$(0.35)	$3.29	$1.75

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.32)	$(0.17)	$(0.24)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.19)	$(0.42)	$(1.13)	$(0.41)	$(0.37)
Net asset value, end of period	$12.02	$10.12	$15.97	$17.45	$14.57
Total return (%) (r)(s)	20.59	(33.61)	(2.13)	22.91	13.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.06	0.06	0.14	0.16
Expenses after expense reductions (f)(h)	0.08	0.06	0.06	0.10	0.10
Net investment income	1.02	1.02	0.73	0.58	0.34
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$22,721	$42,422	$60,291	$60,173	$49,636
See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.65	$15.32	$16.86	$14.15	$12.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00 (w)	$(0.05)	$(0.08)	$(0.11)
Net realized and unrealized gain (loss) on investments	1.84	(5.31)	(0.47)	3.10	1.66
Total from investment operations	$1.88	$(5.31)	$(0.52)	$3.02	$1.55

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)	$(0.21)	$(0.07)	$(0.19)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.09)	$(0.36)	$(1.02)	$(0.31)	$(0.32)
Net asset value, end of period	$11.44	$9.65	$15.32	$16.86	$14.15
Total return (%) (r)(s)	19.44	(34.31)	(3.21)	21.58	12.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.06	1.13	1.31	1.36
Expenses after expense reductions (f)(h)	1.07	1.06	1.13	1.19	1.21
Net investment income (loss)	0.34	0.03	(0.31)	(0.54)	(0.79)
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$19,715	$18,424	$26,092	$12,146	$4,093

	Years ended 5/31
Class R2	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.82	$15.55	$17.06	$14.29	$12.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06	$0.02	$(0.02)	$(0.05)
Net realized and unrealized gain (loss) on investments	1.88	(5.39)	(0.47)	3.14	1.67
Total from investment operations	$1.97	$(5.33)	$(0.45)	$3.12	$1.62

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.25)	$(0.11)	$(0.18)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.14)	$(0.40)	$(1.06)	$(0.35)	$(0.31)
Net asset value, end of period	$11.65	$9.82	$15.55	$17.06	$14.29
Total return (%) (r)(s)	20.00	(33.94)	(2.77)	22.12	12.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.57	0.56	0.64	0.86	0.91
Expenses after expense reductions (f)(h)	0.57	0.56	0.64	0.74	0.77
Net investment income (loss)	0.81	0.53	0.16	(0.13)	(0.38)
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$80,129	$68,324	$97,410	$45,727	$11,483

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.94	$15.71	$17.19	$14.39	$13.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.08	$0.06	$0.02	$(0.02)
Net realized and unrealized gain (loss) on investments	1.90	(5.44)	(0.47)	3.16	1.69
Total from investment operations	$2.03	$(5.36)	$(0.41)	$3.18	$1.67

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.26)	$(0.14)	$(0.22)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.17)	$(0.41)	$(1.07)	$(0.38)	$(0.35)
Net asset value, end of period	$11.80	$9.94	$15.71	$17.19	$14.39
Total return (%) (r)(s)	20.33	(33.78)	(2.47)	22.41	12.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.31	0.40	0.54	0.56
Expenses after expense reductions (f)(h)	0.32	0.31	0.40	0.49	0.50
Net investment income (loss)	1.08	0.77	0.40	0.14	(0.15)
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$50,899	$41,092	$57,129	$45,124	$7,251

	Years ended 5/31
Class R4	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.00	$15.80	$17.28	$14.43	$13.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.11	$0.11	$0.07	$(0.01)
Net realized and unrealized gain (loss) on investments	1.92	(5.49)	(0.48)	3.18	1.74
Total from investment operations	$2.08	$(5.38)	$(0.37)	$3.25	$1.73

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.30)	$(0.16)	$(0.24)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)	(0.13)
Total distributions declared to shareholders	$(0.19)	$(0.42)	$(1.11)	$(0.40)	$(0.37)
Net asset value, end of period	$11.89	$10.00	$15.80	$17.28	$14.43
Total return (%) (r)(s)	20.73	(33.66)	(2.24)	22.81	13.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.07	0.06	0.12	0.24	0.26
Expenses after expense reductions (f)(h)	0.07	0.06	0.12	0.20	0.20
Net investment income (loss)	1.34	1.00	0.67	0.47	(0.07)
Portfolio turnover	10	23	9	3	1
Net assets at end of period (000 omitted)	$52,887	$45,153	$93,828	$84,407	$67,013

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.94	$15.71	$17.20	$14.38		$13.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.06	$0.02	$(0.00	)(w)	$(0.04)
Net realized and unrealized gain (loss) on investments	1.92	(5.44)	(0.48)	3.15		1.69
Total from investment operations	$2.02	$(5.38)	$(0.46)	$3.15		$1.65

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.22)	$(0.09)		$(0.17)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)		(0.13)
Total distributions declared to shareholders	$(0.15)	$(0.39)	$(1.03)	$(0.33)		$(0.30)
Net asset value, end of period	$11.81	$9.94	$15.71	$17.20		$14.38
Total return (%) (r)(s)(t)	20.29	(33.91)	(2.78)	22.16		12.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.42	0.49	0.64	0.74		0.76
Expenses after expense reductions (f)(h)	0.42	0.49	0.64	0.70		0.70
Net investment income (loss)	0.81	0.60	0.15	(0.02)		(0.25)
Portfolio turnover	10	23	9	3		1
Net assets at end of period (000 omitted)	$61,720	$29,040	$45,509	$44,563		$31,747

	Years ended 5/31
Class 529B	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.73	$15.41	$16.87	$14.12		$12.82

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$(0.08)	$(0.10)		$(0.12)
Net realized and unrealized gain (loss) on investments	1.85	(5.33)	(0.46)	3.09		1.64
Total from investment operations	$1.88	$(5.34)	$(0.54)	$2.99		$1.52

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.11)	$—		$(0.09)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)		(0.13)
Total distributions declared to shareholders	$(0.07)	$(0.34)	$(0.92)	$(0.24)		$(0.22)
Net asset value, end of period	$11.54	$9.73	$15.41	$16.87		$14.12
Total return (%) (r)(s)(t)	19.29	(34.34)	(3.32)	21.37		11.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	1.16	1.29	1.39		1.41
Expenses after expense reductions (f)(h)	1.17	1.16	1.29	1.35		1.35
Net investment income (loss)	0.23	(0.07)	(0.51)	(0.66)		(0.89)
Portfolio turnover	10	23	9	3		1
Net assets at end of period (000 omitted)	$11,954	$12,555	$24,237	$26,887		$22,559

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.71	$15.40	$16.88	$14.13		$12.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.01)	$(0.08)	$(0.10)		$(0.13)
Net realized and unrealized gain (loss) on investments	1.86	(5.33)	(0.47)	3.09		1.66
Total from investment operations	$1.87	$(5.34)	$(0.55)	$2.99		$1.53

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.11)	$(0.12)	$(0.00	)(w)	$(0.10)
From net realized gain on investments	—	(0.24)	(0.81)	(0.24)		(0.13)
Total distributions declared to shareholders	$(0.08)	$(0.35)	$(0.93)	$(0.24)		$(0.23)
Net asset value, end of period	$11.50	$9.71	$15.40	$16.88		$14.13
Total return (%) (r)(s)(t)	19.26	(34.34)	(3.37)	21.39		11.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	1.16	1.29	1.39		1.41
Expenses after expense reductions (f)(h)	1.17	1.16	1.29	1.34		1.35
Net investment income (loss)	0.07	(0.10)	(0.51)	(0.69)		(0.90)
Portfolio turnover	10	23	9	3		1
Net assets at end of period (000 omitted)	$20,162	$9,701	$12,991	$12,982		$8,460

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds may invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds may invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries. Additional information, including each underlying fund’s accounting policies, is outlined in the underlying fund’s financial statements which are available upon request.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period

Notes to Financial Statements – continued

interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2010 in valuing the fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Investments at Value
Mutual Funds	$920,281,029	$17,933,631	$—	$938,214,660
Short Term Securities	—	1,016,000	—	1,016,000
Total Investments	$920,281,029	$18,949,631	$—	$939,230,660

MFS Moderate Allocation Fund
Investments at Value
Mutual Funds	$1,931,234,345	$76,980,576	$—	$2,008,214,921

MFS Growth Allocation Fund
Investments at Value
Mutual Funds	$1,969,893,916	$164,916,738	$—	$2,134,810,654

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
MFS Aggressive Growth Allocation Fund
Investments at Value
Mutual Funds	$793,028,373	$128,032,941	$—	$921,061,314

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above for the MFS Aggressive Growth Allocation Fund, mutual funds amounting to $128,032,941 were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when mutual funds are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

Repurchase Agreements – Each fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – Each fund invests in underlying funds that may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the underlying funds, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of dividends by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2010, is shown as a reduction of total expenses on the statement of operations. In the case of the MFS Aggressive Growth Allocation Fund, custody fees were not reduced.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary

Notes to Financial Statements – continued

overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and short-term capital gain distributions received from underlying funds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/10	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$22,383,037	$47,700,035	$43,864,845	$10,340,046

Year ended 5/31/09	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$21,244,350	$50,180,316	$41,711,956	$11,737,110
Long-term capital gain	4,818,851	13,487,864	32,101,812	19,057,872
Total distributions	$26,063,201	$63,668,180	$73,813,768	$30,794,982

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/10	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$856,231,733	$1,826,995,242	$2,001,912,038	$848,389,352
Gross appreciation	$83,039,028	$182,789,886	$139,005,910	$80,347,850
Gross depreciation	(40,101)	(1,570,207)	(6,107,294)	(7,675,888)
Net unrealized appreciation (depreciation)	$82,998,927	$181,219,679	$132,898,616	$72,671,962
Undistributed ordinary income	9,357,811	20,308,785	19,092,289	8,421,576
Capital loss carryforwards	(42,697,652)	(151,117,725)	(240,522,923)	(157,576,377)
Post-October capital loss deferral	—	(435,918)	(1,267,380)	(3,066,803)

As of May 31, 2010, the funds had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
5/31/17	$(1,687,425)	$(9,120,984)	$(14,453,899)	$(9,280,635)
5/31/18	(41,010,227)	(141,996,741)	(226,069,024)	(148,295,742)
	$(42,697,652)	$(151,117,725)	$(240,522,923)	$(157,576,377)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/10	Year ended 5/31/09	Year ended 5/31/10	Year ended 5/31/09	Year ended 5/31/10	Year ended 5/31/09	Year ended 5/31/10	Year ended 5/31/09
Class A	$9,864,737	$8,821,482	$20,360,054	$20,987,561	$20,117,997	$18,849,570	$4,764,847	$4,682,998
Class B	2,712,767	3,087,646	7,402,689	8,471,749	6,860,300	6,626,424	973,006	1,512,369
Class C	3,773,780	3,433,186	7,930,595	7,843,266	6,676,145	5,923,539	982,012	1,371,102
Class I	634,275	983,605	366,375	1,323,091	544,407	1,508,419	350,771	702,125
Class R1	351,718	357,934	748,398	780,511	656,489	601,863	164,350	221,945
Class R2	1,770,984	1,607,303	3,773,990	3,877,931	3,359,464	3,082,417	951,590	1,017,376
Class R3	1,023,034	820,645	2,900,003	2,899,840	2,295,056	1,899,436	739,288	605,722
Class R4	652,957	705,086	2,196,775	2,143,365	1,087,129	1,422,522	820,772	946,334
Class 529A	876,821	812,050	1,124,829	1,037,971	1,271,965	1,028,130	431,453	425,348
Class 529B	290,814	223,860	470,399	465,507	557,111	440,936	78,664	145,926
Class 529C	431,150	386,649	425,928	343,934	438,782	278,804	83,293	100,918
Total	$22,383,037	$21,239,446	$47,700,035	$50,174,726	$43,864,845	$41,662,060	$10,340,046	$11,732,163

Notes to Financial Statements – continued

From net realized gain on investments

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/10	Year ended 5/31/09	Year ended 5/31/10	Year ended 5/31/09	Year ended 5/31/10	Year ended 5/31/09	Year ended 5/31/10	Year ended 5/31/09
Class A	$—	$1,827,875	$—	$5,078,332	$—	$12,570,944	$—	$6,948,479
Class B	—	838,395	—	2,765,232	—	6,700,886	—	3,127,587
Class C	—	899,859	—	2,499,099	—	5,856,546	—	2,779,413
Class I	—	184,152	—	283,792	—	860,441	—	915,259
Class R1	—	92,956	—	234,853	—	551,595	—	425,075
Class R2	—	344,821	—	969,884	—	2,145,154	—	1,537,611
Class R3	—	164,287	—	673,748	—	1,206,402	—	862,965
Class R4	—	132,007	—	459,735	—	811,443	—	1,233,599
Class 529A	—	177,053	—	261,213	—	721,223	—	680,635
Class 529B	—	56,818	—	155,390	—	449,630	—	341,049
Class 529C	—	105,532	—	112,176	—	277,444	—	211,147
Total	$—	$4,823,755	$—	$13,493,454	$—	$32,151,708	$—	$19,062,819

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. This written agreement will continue until modified by each fund’s Board of Trustees, but such agreement will continue at least until September 30, 2010. For the year ended May 31, 2010, each fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of each fund’s expenses.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund.

	Class A	Class 529A
MFS Conservative Allocation Fund	$454,009	$24,163
MFS Moderate Allocation Fund	668,507	46,574
MFS Growth Allocation Fund	616,634	58,466
MFS Aggressive Growth Allocation Fund	163,085	49,681

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$806,035
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	1,808,568
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	2,079,523
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	865,641

Notes to Financial Statements – continued

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,191,555
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,450,176
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,923,751
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,373,493

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,565,133
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,522,170
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,715,185
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,311,555

	CLASS R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$149,713
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	331,017
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	363,565
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	209,163

	CLASS R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$304,186
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	706,309
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	735,724
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	400,072

	CLASS R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$93,565
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	255,499
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	224,143
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	126,466

	CLASS 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$82,479
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	110,915
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	148,777
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	97,274

	CLASS 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$123,688
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	216,903
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	311,754
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	129,373

Notes to Financial Statements – continued

	CLASS 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$203,960
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	205,031
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	260,526
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	131,382

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$4,520,314	$10,606,588	$11,762,948	$4,644,419

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2010 based on each class’ average daily net assets.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2010, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$12	$355	$8,898	$1,080
Class B	128,362	429,744	469,105	201,004
Class C	18,149	29,203	28,319	18,723
Class 529B	2,904	8,664	11,048	6,876
Class 529C	95	137	763	286

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2010, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$32,992	$44,367	$59,512	$38,910
Class 529B	12,369	21,690	31,175	12,937
Class 529C	20,395	20,503	26,052	13,138
Total Program Manager Fees	$65,756	$86,560	$116,739	$64,985

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds (other than MFS Global Real Estate Fund) in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2010, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2010 was equivalent to the following annual effective rates of each fund’s average daily net assets:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
0.0021%	0.0009%	0.0008%	0.0019%

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Each fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC, which are included in miscellaneous expense on the Statement of Operations, are as follows:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$8,425	$19,422	$21,336	$9,460

MFS has agreed to reimburse the funds for a portion of the payments made by the funds in the amounts which are shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$4,456	$10,216	$11,226	$4,986

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$206,619,274	$255,285,285	$156,620,216	$90,906,818
Sales	$42,262,778	$134,108,079	$127,522,435	$121,227,242

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/10		Year ended 5/31/09		Year ended 5/31/10		Year ended 5/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	13,035,023	$151,232,623	11,574,507	$119,680,923	19,466,982	$231,838,655	15,177,562	$161,395,929
Class B	2,149,111	24,729,109	2,597,008	26,763,615	3,799,756	44,576,742	3,664,266	38,627,425
Class C	5,692,277	65,200,588	4,480,760	46,156,806	7,013,514	82,387,915	6,482,705	66,839,578
Class I	988,545	11,237,276	1,185,669	12,467,447	979,963	11,440,673	1,017,308	10,913,678
Class R1	540,053	6,051,179	542,720	5,446,838	834,584	9,515,675	1,020,030	10,697,650
Class R2	2,501,576	28,346,342	2,403,548	24,699,844	3,871,853	45,100,410	3,731,401	39,183,310
Class R3	4,408,920	51,355,415	1,964,384	20,978,455	4,142,446	49,632,101	2,799,321	29,978,851
Class R4	798,893	9,266,709	1,430,857	15,089,680	2,523,121	29,905,406	3,274,688	35,239,618
Class 529A	2,131,696	24,889,517	921,132	9,550,302	2,972,878	36,011,130	986,190	10,420,961
Class 529B	473,818	5,324,159	423,262	4,347,074	494,170	5,725,783	495,416	5,188,492
Class 529C	1,370,167	15,758,355	758,840	7,626,655	1,374,085	16,299,471	713,212	7,183,931
	34,090,079	$393,391,272	28,282,687	$292,807,639	47,473,352	$562,433,961	39,362,099	$415,669,423

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund — continued				MFS Moderate Allocation Fund — continued
	Year ended 5/31/10		Year ended 5/31/09		Year ended 5/31/10		Year ended 5/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	749,036	$8,718,778	1,000,767	$9,637,387	1,592,852	$19,162,012	2,584,609	$24,424,636
Class B	210,731	2,442,377	366,113	3,511,269	573,930	6,858,464	1,098,780	10,317,541
Class C	243,408	2,806,497	334,768	3,197,034	479,847	5,714,979	780,862	7,316,683
Class I	52,942	620,483	120,636	1,167,757	19,781	240,343	168,613	1,606,883
Class R1	31,038	351,661	48,069	450,890	63,963	748,368	110,245	1,015,359
Class R2	153,469	1,748,011	203,810	1,919,886	315,260	3,732,676	516,195	4,805,773
Class R3	88,420	1,023,022	102,919	984,932	242,475	2,900,003	380,169	3,573,588
Class R4	56,144	652,957	87,106	837,093	182,912	2,196,775	276,045	2,603,100
Class 529A	75,588	876,821	103,139	989,103	93,804	1,124,711	137,904	1,299,057
Class 529B	25,421	290,814	29,607	280,678	39,696	470,399	66,548	620,897
Class 529C	37,688	431,150	51,918	492,181	35,977	425,614	48,939	456,110
	1,723,885	$19,962,571	2,448,852	$23,468,210	3,640,497	$43,574,344	6,168,909	$58,039,627

Shares reacquired
Class A	(8,109,676)	$(93,839,844)	(10,628,874)	$(108,067,661)	(15,017,640)	$(176,132,443)	(21,013,706)	$(218,302,220)
Class B	(2,809,752)	(32,153,452)	(4,619,570)	(47,157,776)	(6,741,526)	(78,592,663)	(10,795,594)	(112,627,663)
Class C	(2,833,585)	(32,377,783)	(4,592,030)	(46,539,608)	(5,466,674)	(63,528,028)	(9,306,095)	(95,450,457)
Class I	(1,881,105)	(21,762,024)	(1,131,662)	(12,045,077)	(3,458,901)	(40,934,939)	(1,193,373)	(12,860,651)
Class R1	(572,610)	(6,445,256)	(504,635)	(4,962,604)	(818,265)	(9,311,350)	(827,999)	(8,221,355)
Class R2	(1,723,341)	(19,523,019)	(2,136,004)	(21,863,141)	(3,306,523)	(38,362,588)	(3,846,365)	(39,824,938)
Class R3	(1,807,106)	(21,130,156)	(1,608,398)	(16,653,472)	(2,962,935)	(35,075,012)	(2,723,352)	(28,725,283)
Class R4	(568,721)	(6,610,064)	(1,664,629)	(17,195,310)	(1,472,583)	(17,368,390)	(2,887,443)	(29,790,267)
Class 529A	(770,249)	(8,741,612)	(860,026)	(8,858,159)	(903,169)	(10,605,288)	(917,638)	(9,588,815)
Class 529B	(140,982)	(1,588,524)	(128,082)	(1,286,197)	(502,183)	(5,759,022)	(599,312)	(6,192,116)
Class 529C	(488,930)	(5,533,751)	(636,113)	(6,432,790)	(506,563)	(5,889,002)	(542,318)	(5,568,872)
	(21,706,057)	$(249,705,485)	(28,510,023)	$(291,061,795)	(41,156,962)	$(481,558,725)	(54,653,195)	$(567,152,637)

Net change
Class A	5,674,383	$66,111,557	1,946,400	$21,250,649	6,042,194	$74,868,224	(3,251,535)	$(32,481,655)
Class B	(449,910)	(4,981,966)	(1,656,449)	(16,882,892)	(2,367,840)	(27,157,457)	(6,032,548)	(63,682,697)
Class C	3,102,100	35,629,302	223,498	2,814,232	2,026,687	24,574,866	(2,042,528)	(21,294,196)
Class I	(839,618)	(9,904,265)	174,643	1,590,127	(2,459,157)	(29,253,923)	(7,452)	(340,090)
Class R1	(1,519)	(42,416)	86,154	935,124	80,282	952,693	302,276	3,491,654
Class R2	931,704	10,571,334	471,354	4,756,589	880,590	10,470,498	401,231	4,164,145
Class R3	2,690,234	31,248,281	458,905	5,309,915	1,421,986	17,457,092	456,138	4,827,156
Class R4	286,316	3,309,602	(146,666)	(1,268,537)	1,233,450	14,733,791	663,290	8,052,451
Class 529A	1,437,035	17,024,726	164,245	1,681,246	2,163,513	26,530,553	206,456	2,131,203
Class 529B	358,257	4,026,449	324,787	3,341,555	31,683	437,160	(37,348)	(382,727)
Class 529C	918,925	10,655,754	174,645	1,686,046	903,499	10,836,083	219,833	2,071,169
	14,107,907	$163,648,358	2,221,516	$25,214,054	9,956,887	$124,449,580	(9,122,187)	$(93,443,587)

Notes to Financial Statements – continued

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/10		Year ended 5/31/09		Year ended 5/31/10		Year ended 5/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	15,924,379	$189,736,616	15,811,881	$167,534,927	5,855,417	$68,810,363	7,413,321	$77,537,263
Class B	3,460,544	40,703,470	3,817,241	40,471,915	1,174,754	13,627,269	1,726,747	18,049,326
Class C	5,709,453	67,084,357	5,560,915	57,669,335	1,999,568	23,172,839	2,262,815	23,070,556
Class I	833,433	9,479,746	1,474,902	15,806,267	848,720	9,564,516	1,413,851	14,989,036
Class R1	766,122	8,644,348	1,120,338	11,537,838	506,291	5,677,193	761,540	7,776,341
Class R2	3,180,538	36,961,452	3,670,291	38,618,888	1,895,858	21,897,509	2,405,956	24,626,476
Class R3	3,386,193	40,640,055	2,164,738	22,928,950	1,609,521	18,866,645	7,444,066	18,477,117
Class R4	1,208,558	14,422,670	1,604,359	17,367,746	1,474,922	17,339,749	2,106,916	22,728,099
Class 529A	4,021,812	49,173,564	1,252,199	13,309,259	3,164,109	39,263,919	736,163	7,533,565
Class 529B	622,687	7,176,689	659,175	6,789,114	181,083	2,056,507	214,150	2,200,287
Class 529C	1,622,897	19,499,425	841,887	8,064,260	1,016,484	12,294,455	331,143	3,091,980
	40,736,616	$483,522,392	37,977,926	$400,098,499	19,726,727	$232,570,964	26,816,668	$220,080,046

Shares issued to shareholders in reinvestment of distributions
Class A	1,569,446	$19,178,616	3,278,947	$29,871,068	370,458	$4,556,634	1,257,703	$11,030,208
Class B	538,108	6,511,101	1,397,919	12,637,077	76,829	931,171	508,178	4,395,770
Class C	432,522	5,220,535	999,968	9,019,713	65,907	796,783	384,173	3,319,258
Class I	39,789	488,614	258,609	2,368,860	27,256	339,068	182,343	1,617,384
Class R1	55,447	656,489	130,481	1,153,458	13,704	162,937	76,119	647,020
Class R2	276,835	3,319,249	580,141	5,192,266	77,782	939,611	293,518	2,530,126
Class R3	189,205	2,295,056	343,187	3,105,838	60,498	739,288	168,427	1,468,687
Class R4	89,109	1,087,129	245,761	2,233,965	66,729	820,772	248,567	2,179,933
Class 529A	104,635	1,271,319	192,582	1,746,722	35,245	431,399	126,668	1,105,983
Class 529B	46,465	557,111	99,383	890,473	6,553	78,640	56,823	486,975
Class 529C	36,702	438,782	62,151	556,248	6,992	83,293	36,491	312,065
	3,378,263	$41,024,001	7,589,129	$68,775,688	807,953	$9,879,596	3,339,010	$29,093,409

Shares reacquired
Class A	(14,990,013)	$(177,613,191)	(20,019,492)	$(208,736,203)	(7,673,658)	$(90,080,198)	(8,177,087)	$(85,191,008)
Class B	(7,013,002)	(82,207,561)	(10,403,567)	(108,226,196)	(2,835,461)	(32,818,742)	(3,583,132)	(36,596,034)
Class C	(5,804,487)	(67,832,550)	(9,006,259)	(92,946,022)	(2,588,029)	(29,830,335)	(3,223,721)	(33,063,163)
Class I	(4,159,772)	(49,018,634)	(1,119,453)	(11,762,159)	(3,180,094)	(37,271,128)	(1,178,772)	(12,774,945)
Class R1	(980,496)	(11,237,009)	(896,846)	(9,148,301)	(705,712)	(8,014,525)	(632,388)	(6,382,860)
Class R2	(3,345,711)	(38,925,366)	(3,222,593)	(34,301,825)	(2,054,866)	(23,728,427)	(2,004,541)	(20,554,029)
Class R3	(2,047,443)	(24,335,205)	(2,114,641)	(22,579,547)	(1,490,830)	(17,643,963)	(7,114,084)	(15,456,088)
Class R4	(1,458,982)	(17,450,939)	(2,664,396)	(26,905,638)	(1,605,354)	(19,085,132)	(3,781,006)	(37,691,764)
Class 529A	(1,004,161)	(11,871,566)	(936,468)	(9,536,082)	(892,725)	(10,478,752)	(838,701)	(8,712,480)
Class 529B	(512,339)	(5,936,514)	(538,839)	(5,455,354)	(442,486)	(4,994,353)	(553,309)	(5,571,951)
Class 529C	(430,845)	(4,959,226)	(391,904)	(3,965,189)	(269,977)	(3,092,339)	(212,081)	(2,083,496)
	(41,747,251)	$(491,387,761)	(51,314,458)	$(533,562,516)	(23,739,192)	$(277,037,894)	(31,298,822)	$(264,077,818)

Notes to Financial Statements – continued

	MFS Growth Allocation Fund — continued				MFS Aggressive Growth Allocation Fund — continued
	Year ended 5/31/10		Year ended 5/31/09		Year ended 5/31/10		Year ended 5/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	2,503,812	$31,302,041	(928,664)	$(11,330,208)	(1,447,783)	$(16,713,201)	493,937	$3,376,463
Class B	(3,014,350)	(34,992,990)	(5,188,407)	(55,117,204)	(1,583,878)	(18,260,302)	(1,348,207)	(14,150,938)
Class C	337,488	4,472,342	(2,445,376)	(26,256,974)	(522,554)	(5,860,713)	(576,733)	(6,673,349)
Class I	(3,286,550)	(39,050,274)	614,058	6,412,968	(2,304,118)	(27,367,544)	417,422	3,831,475
Class R1	(158,927)	(1,936,172)	353,973	3,542,995	(185,717)	(2,174,395)	205,271	2,040,501
Class R2	111,662	1,355,335	1,027,839	9,509,329	(81,226)	(891,307)	694,933	6,602,573
Class R3	1,527,955	18,599,906	393,284	3,455,241	179,189	1,961,970	498,409	4,489,716
Class R4	(161,315)	(1,941,140)	(814,276)	(7,303,927)	(63,703)	(924,611)	(1,425,523)	(12,783,732)
Class 529A	3,122,286	38,573,317	508,313	5,519,899	2,306,629	29,216,566	24,130	(72,932)
Class 529B	156,813	1,797,286	219,719	2,224,233	(254,850)	(2,859,206)	(282,336)	(2,884,689)
Class 529C	1,228,754	14,978,981	512,134	4,655,319	753,499	9,285,409	155,553	1,320,549
	2,367,628	$33,158,632	(5,747,403)	$(64,688,329)	(3,204,512)	$(34,587,334)	(1,143,144)	$(14,904,363)

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2010, each fund’s commitment fee and interest expense were as follows and are included in miscellaneous expense on the Statement of Operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$11,215	$25,924	$28,501	$12,689
Interest Expense	$—	$—	$—	$—

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For purposes of this report, the fund assumes the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Core Growth Fund	3,042,765	627,831	(204,141)	3,466,455
MFS Diversified Target Return Fund	1,739,434	347,179	(58,369)	2,028,244
MFS Emerging Markets Debt Fund	2,725,057	672,823	(64,057)	3,333,823
MFS Global Real Estate Fund	507,383	249,882	(95,708)	661,557
MFS Government Securities Fund	6,608,305	2,963,574	(43,680)	9,528,199
MFS High Income Fund	12,846,958	2,372,116	(725,674)	14,493,400
MFS Inflation-Adjusted Bond Fund	6,855,837	2,754,463	(63,387)	9,546,913
MFS International Growth Fund	784,126	169,066	(101,356)	851,836
MFS International Value Fund	730,292	181,286	(79,777)	831,801
MFS Limited Maturity Fund	11,277,781	4,338,723	(57,912)	15,558,592
MFS Mid Cap Growth Fund	4,863,658	598,678	(694,865)	4,767,471
MFS Mid Cap Value Fund	3,389,858	355,253	(471,815)	3,273,296
MFS New Discovery Fund	992,787	96,218	(185,434)	903,571
MFS Research Bond Fund	14,711,789	4,217,030	(132,738)	18,796,081
MFS Research Fund	2,688,333	468,902	(267,045)	2,890,190
MFS Research International Fund	2,478,199	660,648	(331,090)	2,807,757
MFS Value Fund	2,357,098	462,312	(159,157)	2,660,253

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued
Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(694,537)	$—	$144,324	$53,903,381
MFS Diversified Target Return Fund	51,942	—	—	18,639,566
MFS Emerging Markets Debt Fund	103,264	—	2,613,367	46,740,200
MFS Global Real Estate Fund	565,965	1,339,391	882,873	9,069,949
MFS Government Securities Fund	7,303	—	3,139,088	97,473,480
MFS High Income Fund	140,304	—	3,429,338	46,813,681
MFS Inflation-Adjusted Bond Fund	(4,275)	—	2,620,968	97,092,106
MFS International Growth Fund	743,997	—	165,388	17,973,731
MFS International Value Fund	623,452	—	157,562	17,933,631
MFS Limited Maturity Fund	(12,524)	—	3,285,518	96,152,097
MFS Mid Cap Growth Fund	1,201,607	—	—	36,423,481
MFS Mid Cap Value Fund	1,171,066	—	253,187	36,464,521
MFS New Discovery Fund	1,113,504	—	—	18,459,959
MFS Research Bond Fund	(43,932)	—	8,029,916	192,659,825
MFS Research Fund	(686,332)	—	669,683	62,746,030
MFS Research International Fund	(1,067,979)	—	518,805	35,798,901
MFS Value Fund	(409,501)	—	861,426	53,870,121
	$2,803,324	$1,339,391	$26,771,443	$938,214,660

	MFS Moderate Allocation Fund
Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Core Growth Fund	10,787,005	700,616	(270,283)	11,217,338
MFS Diversified Target Return Fund	2,054,306	181,648	(21,816)	2,214,138
MFS Emerging Markets Debt Fund	6,441,668	987,366	(145,180)	7,283,854
MFS Global Real Estate Fund	2,389,160	901,233	(449,308)	2,841,085
MFS Government Securities Fund	15,551,878	5,674,637	(558,232)	20,668,283
MFS High Income Fund	30,393,999	4,062,982	(2,818,555)	31,638,426
MFS Inflation-Adjusted Bond Fund	8,066,409	2,647,413	(358,919)	10,354,903
MFS International Growth Fund	2,781,422	300,417	(348,661)	2,733,178
MFS International New Discovery Fund	1,190,897	82,359	(184,654)	1,088,602
MFS International Value Fund	2,592,871	367,150	(285,722)	2,674,299
MFS Mid Cap Growth Fund	20,101,136	255,733	(1,994,776)	18,362,093
MFS Mid Cap Value Fund	14,012,907	278,106	(1,677,834)	12,613,179
MFS New Discovery Fund	3,510,456	89,930	(631,815)	2,968,571
MFS Research Bond Fund	26,031,472	5,649,699	(1,038,235)	30,642,936
MFS Research Fund	8,161,294	406,452	(547,909)	8,019,837
MFS Research International Fund	8,790,495	1,307,782	(1,109,724)	8,988,553
MFS Value Fund	8,370,833	580,250	(332,420)	8,618,663

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund – continued
Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(1,137,161)	$—	$494,703	$174,429,600
MFS Diversified Target Return Fund	(2,513)	—	—	20,347,926
MFS Emerging Markets Debt Fund	(23,584)	—	5,971,505	102,119,631
MFS Global Real Estate Fund	2,977,000	6,076,085	4,005,110	38,951,281
MFS Government Securities Fund	91,663	—	7,107,669	211,436,531
MFS High Income Fund	(2,288,896)	—	7,830,591	102,192,116
MFS Inflation-Adjusted Bond Fund	32,039	—	2,968,975	105,309,362
MFS International Growth Fund	2,338,879	—	564,435	57,670,059
MFS International New Discovery Fund	1,075,748	—	243,999	19,322,688
MFS International Value Fund	2,160,155	—	535,667	57,657,888
MFS Mid Cap Growth Fund	(2,930,062)	—	—	140,286,388
MFS Mid Cap Value Fund	(5,248,448)	—	1,002,636	140,510,812
MFS New Discovery Fund	3,122,696	—	—	60,647,897
MFS Research Bond Fund	(100,892)	—	13,757,445	314,090,099
MFS Research Fund	1,280,889	—	1,955,047	174,110,655
MFS Research International Fund	(1,441,125)	—	1,773,836	114,604,053
MFS Value Fund	(1,145,935)	—	2,975,692	174,527,935
	$(1,239,547)	$6,076,085	$51,187,310	$2,008,214,921

	MFS Growth Allocation Fund
Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Core Growth Fund	15,535,251	683,356	(65,490)	16,153,117
MFS Diversified Target Return Fund	2,220,695	189,529	(31,394)	2,378,830
MFS Emerging Markets Debt Fund	6,969,149	1,052,486	(188,349)	7,833,286
MFS Emerging Markets Equity Fund	856,660	24,936	(121,583)	760,013
MFS Global Real Estate Fund	3,802,858	1,312,485	(515,909)	4,599,434
MFS High Income Fund	33,016,865	4,365,282	(3,126,295)	34,255,852
MFS Inflation-Adjusted Bond Fund	8,693,661	2,576,188	(134,462)	11,135,387
MFS International Growth Fund	4,990,526	308,208	(449,215)	4,849,519
MFS International New Discovery Fund	2,557,943	93,591	(310,294)	2,341,240
MFS International Value Fund	4,671,181	401,175	(328,879)	4,743,477
MFS Mid Cap Growth Fund	27,898,203	76,019	(2,127,648)	25,846,574
MFS Mid Cap Value Fund	19,480,720	199,857	(1,990,671)	17,689,906
MFS New Discovery Fund	5,077,002	846	(735,647)	4,342,201
MFS Research Bond Fund	9,396,068	1,856,514	(265,298)	10,987,284
MFS Research Fund	8,811,626	222,068	(354,412)	8,679,282
MFS Research International Fund	12,663,526	1,215,489	(1,158,349)	12,720,666
MFS Value Fund	12,056,229	479,892	(127,601)	12,408,520

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued
Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(251,656)	$—	$727,901	$251,180,968
MFS Diversified Target Return Fund	(4,900)	—	—	21,861,446
MFS Emerging Markets Debt Fund	(37,085)	—	6,490,924	109,822,666
MFS Emerging Markets Equity Fund	1,187,886	—	279,877	21,090,355
MFS Global Real Estate Fund	3,730,546	10,228,445	6,742,178	63,058,242
MFS High Income Fund	(2,147,032)	—	8,607,510	110,646,401
MFS Inflation-Adjusted Bond Fund	(5,964)	—	3,132,935	113,246,890
MFS International Growth Fund	3,294,100	—	1,046,643	102,324,857
MFS International New Discovery Fund	23,026	—	544,938	41,557,012
MFS International Value Fund	2,459,490	—	989,074	102,269,371
MFS Mid Cap Growth Fund	(3,261,787)	—	—	197,467,827
MFS Mid Cap Value Fund	(6,370,083)	—	1,447,242	197,065,557
MFS New Discovery Fund	4,411,766	—	—	88,711,176
MFS Research Bond Fund	26,819	—	4,946,407	112,619,659
MFS Research Fund	144,197	—	2,178,157	188,427,212
MFS Research International Fund	(949,057)	—	2,631,108	162,188,485
MFS Value Fund	(541,317)	—	4,357,242	251,272,530
	$1,708,949	$10,228,445	$44,122,136	$2,134,810,654

	MFS Aggressive Growth Allocation Fund
Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Core Growth Fund	7,905,252	961,891	(568,561)	8,298,582
MFS Emerging Markets Equity Fund	768,054	45,341	(145,586)	667,809
MFS Global Real Estate Fund	2,958,757	1,064,350	(632,156)	3,390,951
MFS International Growth Fund	3,523,886	296,944	(376,458)	3,444,372
MFS International New Discovery Fund	2,289,994	148,113	(365,628)	2,072,479
MFS International Value Fund	3,308,837	397,110	(333,278)	3,372,669
MFS Mid Cap Growth Fund	15,061,005	708,102	(2,371,889)	13,397,218
MFS Mid Cap Value Fund	10,634,948	569,374	(2,009,855)	9,194,467
MFS New Discovery Fund	2,905,985	92,179	(688,117)	2,310,047
MFS Research Fund	4,310,963	350,452	(422,402)	4,239,013
MFS Research International Fund	5,597,128	666,912	(627,338)	5,636,702
MFS Value Fund	6,205,557	604,318	(442,125)	6,367,750

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Core Growth Fund	$(2,481,230)	$—	$375,229	$129,042,957
MFS Emerging Markets Equity Fund	1,209,356	—	242,195	18,531,697
MFS Global Real Estate Fund	3,790,722	7,384,524	4,867,580	46,489,936
MFS International Growth Fund	2,456,973	—	730,093	72,676,243
MFS International New Discovery Fund	(849,339)	—	472,566	36,786,506
MFS International Value Fund	1,758,828	—	697,544	72,714,738
MFS Mid Cap Growth Fund	(3,109,075)	—	—	102,354,749
MFS Mid Cap Value Fund	(6,175,240)	—	772,584	102,426,358
MFS New Discovery Fund	3,754	—	—	47,194,265
MFS Research Fund	(497,825)	—	1,063,312	92,028,977
MFS Research International Fund	(2,361,740)	—	1,149,692	71,867,951
MFS Value Fund	(1,994,463)	—	2,258,370	128,946,937
	$(8,249,279)	$7,384,524	$12,629,165	$921,061,314

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the Funds) (four of the portfolios comprising MFS Series Trust X), including the portfolios of investments, as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 19, 2010

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	8,456,874,999.668	114,712,117.056
Lawrence H. Cohn, M.D.	8,444,376,696.252	127,210,420.472
Maureen R. Goldfarb	8,460,199,495.629	111,387,621.095
David H. Gunning	8,457,576,247.254	114,010,869.470
William R. Gutow	8,455,357,487.045	116,229,629.680
Michael Hegarty	8,459,489,245.507	112,097,871.217
John P. Kavanaugh	8,458,820,402.042	112,766,714.682
Robert J. Manning	8,459,911,262.851	111,675,853.874
Robert C. Pozen	8,455,503,005.589	116,084,111.136
J. Dale Sherratt	8,450,242,918.036	121,344,198.689
Laurie J. Thomsen	8,465,182,679.794	106,404,436.931
Robert W. Uek	8,455,965,138.158	115,621,978.567

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Joseph Flaherty

Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2009 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, the following percentages of each fund’s ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction:

Dividends Received Deductions
MFS Conservative Allocation Fund	11.25%
MFS Moderate Allocation Fund	17.31%
MFS Growth Allocation Fund	25.39%
MFS Aggressive Growth Allocation Fund	58.22%

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and

literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2010 and 2009, audit fees billed to the Funds by Deloitte and E&Y were as follows:**

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS International Diversification Fund	37,444	36,725

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	25,294	24,814
MFS Conservative Allocation Fund	25,294	24,814
MFS Emerging Markets Equity Fund	45,811	44,928
MFS Growth Allocation Fund	25,294	24,814
MFS International Growth Fund	46,386	45,492
MFS International Value Fund	46,386	45,492
MFS Moderate Allocation Fund	25,294	24,814
Total	239,759	235,168

For the fiscal years ended May 31, 2010 and 2009, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:**

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS International Diversification Fund	0	0	6,503	6,375	1,350	820
To MFS and MFS Related Entities of MFS International Diversification Fund*	915,377	1,114,692	0	0	0	282,314

	2010	2009
Aggregate fees for non-audit services:
To MFS International Diversification Fund, MFS and MFS Related Entities#	1,230,055	1,452,026

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	4,621	4,530	0	0
To MFS Conservative Allocation Fund	0	0	4,621	4,530	0	0
To MFS Emerging Markets Equity Fund	0	0	8,387	9,223	0	0
To MFS Growth Allocation Fund	0	0	4,621	4,530	0	0
To MFS International Growth Fund	0	0	8,387	9,223	0	0
To MFS International Value Fund	0	0	8,387	9,223	0	0
To MFS Moderate Allocation Fund	0	0	4,621	4,530	0	0
Total fees billed by E&Y To above Funds:	0	0	43,645	45,789	0	0
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Value Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	0	0	0	0	0	0

	2010	2009[5]
Aggregate fees for non-audit services:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	266,621	203,166
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	266,621	203,166
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	270,387	207,859
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	266,621	203,166
To MFS International Growth Fund, MFS and MFS Related Entities#	270,387	207,859
To MFS International Value Fund, MFS and MFS Related Entities#	270,387	207,859
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	266,621	203,166

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	Information regarding the MFS Global Bond Fund has not been included because this series of the Registrant commenced investment operations after the reporting period. See note above.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended May 31, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: July 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: July 19, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 19, 2010

*	Print name and title of each signing officer under his or her signature.